Exhibit 10.1

EXECUTION VERSION

HERTZ VEHICLE FINANCING II LP,

as Issuer,

THE HERTZ CORPORATION,

as Group I Administrator,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Securities Intermediary

SERIES 2016-1 SUPPLEMENT

dated as of February 11, 2016

to

AMENDED AND RESTATED GROUP I SUPPLEMENT

dated as of October 31, 2014

to

AMENDED AND RESTATED BASE INDENTURE
dated as of October 31, 2014

$332,902,000 Series 2016-1 2.32% Rental Car Asset Backed Notes, Class A

$81,187,000 Series 2016-1 3.72% Rental Car Asset Backed Notes, Class B

$25,152,000 Series 2016-1 4.75% Rental Car Asset Backed Notes, Class C

 $26,549,000 Series 2016-1 5.73% Rental Car Asset Backed Notes, Class D

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

EXHIBITS, SCHEDULES AND ANNEXES

Schedule I	List of Defined Terms

Exhibit A-1-1	Form of 144A Global Class A Note
Exhibit A-1-2	Form of Regulation S Global Class A Note
Exhibit A-2-1	Form of 144A Class B Note
Exhibit A-2-2	Form of Regulation S Global Class B Note
Exhibit A-3-1	Form of 144A Global Class C Note
Exhibit A-3-2	Form of Regulation S Global Class C Note
Exhibit A-4	Form of 144A Global Class D Note
Exhibit B-1	Form of Demand Notice
Exhibit B-2	Form of Class A/B/C/D Demand Note
Exhibit C	Form of Class A/B/C/D Letter of Credit Reduction Notice
Exhibit D	Form of Lease Payment Deficit Notice
Exhibit E-1	Form of Transfer Certificate
Exhibit E-2	Form of Transfer Certificate
Exhibit E-3	Form of Transfer Certificate
Exhibit E-4	Form of Transfer Certificate
Exhibit F	Form of Class A/B/C/D Letter of Credit
Exhibit G	Additional UCC Representations

Annex 1	Representations and Warranties
Annex 2	Covenants
Annex 3	Closing Conditions

iii

SERIES 2016-1 SUPPLEMENT dated as of February 11, 2016 (“Series 2016-1 Supplement”) among HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (“HVF II”), THE HERTZ CORPORATION, a Delaware corporation (“Hertz” or, in its capacity as administrator with respect to the Group I Notes, the “Group I Administrator”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”), to the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Group I Supplement”) to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, modified or supplemented from time to time, exclusive of Group Supplements and Series Supplements, the “Base Indenture”), each between HVF II and the Trustee.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 10.1 of the Group I Supplement provide, among other things, that HVF II and the Trustee may at any time and from time to time enter into a supplement to the Group I Supplement for the purpose of authorizing the issuance of one or more Series of Group I Notes;

WHEREAS, Hertz, in its capacity as Group I Administrator, has joined in this Series 2016-1 Supplement to confirm certain representations, warranties and covenants made by it in such capacity for the benefit of the Series 2016-1 Noteholders;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

DESIGNATION

There is hereby created a Series of Group I Notes to be issued pursuant to the Group I Supplement and this Series 2016-1 Supplement, and such Series of Group I Notes is hereby designated as Series 2016-1 Rental Car Asset Backed Notes.  On the Series 2016-1 Closing Date, four classes of Series 2016-1 Rental Car Asset Backed Notes shall be issued: the first of which shall be designated as the Series 2016-1 2.32% Rental Car Asset Backed Notes, Class A, and referred to herein as the “Class A Notes”, the second of which shall be designated as the Series 2016-1 3.72% Rental Car Asset Backed Notes, Class B, and referred to herein as the “Class B Notes”, the third of which shall be designated as the Series 2016-1 4.75% Rental Car Asset Backed Notes, Class C, and referred to herein as the “Class C Notes”, and the fourth of which shall be designated as the Series 2016-1 5.73% Rental Car Asset Backed Notes, Class D, and referred to herein as the “Class D Notes”.

Subsequent to the Series 2016-1 Closing Date, HVF II may on any date during the Series 2016-1 Revolving Period offer and sell additional Series 2016-1 Notes in a single class, subject to satisfaction of the conditions set forth in Section 9.18 of this Series 2016-1 Supplement, which, if issued, shall be designated as the Series 2016-1 Fixed Rate Rental Car Asset Backed Notes, Class E, and referred to herein as the “Class E Notes”.

The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, and, if issued, the Class E Notes, are referred to herein collectively as the “Series 2016-1 Notes”.  The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes are referred to herein collectively as the “Class A/B/C/D Notes”.

The Class A/B/C Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.  The Class D Notes shall be issued in minimum denominations of $5,000,000 and integral multiples of $1,000 in excess thereof.

ARTICLE I

DEFINITIONS AND CONSTRUCTION

Section 1.1.           Defined Terms and References.  Capitalized terms used herein shall have the meanings assigned to such terms in Schedule I hereto, and if not defined therein, shall have the meanings assigned thereto in the Group I Supplement.  All Article, Section or Subsection references herein (including, for the avoidance of doubt, in Schedule I hereto) shall refer to Articles, Sections or Subsections of this Series 2016-1 Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Group I Supplement, each capitalized term used or defined herein shall relate only to the Series 2016-1 Notes and not to any other Series of Notes issued by HVF II.  Unless otherwise stated herein, all references herein to the “Series 2016-1 Supplement” shall mean the Group I Indenture, as supplemented hereby.

Section 1.2.           Rules of Construction.  In this Series 2016-1 Supplement, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto unless the context otherwise requires:

(a)           the singular includes the plural and vice versa;

(b)           references to an agreement or document shall include the preamble, recitals, all attachments, schedules, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, schedules, annexes, exhibits and joinders to such agreement or document) as amended, supplemented, restated and otherwise modified from time to time and to any successor or replacement agreement or document, as applicable (unless otherwise stated);

(c)           reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this

Series 2016-1 Supplement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(d)           reference to any gender includes the other gender;

(e)           reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(f)            “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(g)           with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”;

(h)           references to sections of the Code also refer to any successor sections; and

(i)            the language used in this Series 2016-1 Supplement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

ARTICLE II

INITIAL ISSUANCE OF SERIES 2016-1 NOTES; FORM OF SERIES 2016-1 NOTES

Section 2.1.           Initial Issuance.

(a)           Initial Issuance.  On the terms and conditions set forth in this Series 2016-1 Supplement, HVF II shall issue, and shall cause the Trustee to authenticate, the initial Class A/B/C/D Notes on the Series 2016-1 Closing Date.  Such Class A/B/C/D Notes shall:

(i)            have, with respect to (w) the Class A Notes, an initial principal amount equal to the Class A Initial Principal Amount, (x) the Class B Notes, an initial principal amount equal to the Class B Initial Principal Amount, (y) the Class C Notes, an initial principal amount equal to the Class C Initial Principal Amount, and (z) the Class D Notes, an initial principal amount equal to the Class D Initial Principal Amount,

(ii)           have, with respect to (w) the Class A Notes, a Note Rate equal to the Class A Note Rate, (x) the Class B Notes, a Note Rate equal to the Class B Note Rate, (y) the Class C Notes, a Note Rate equal to the Class C Note Rate, and (z) the Class D Notes, a Note Rate equal to the Class D Note Rate,

(iii)          be dated the Series 2016-1 Closing Date,

(iv)          be rated, with respect to the Class A Notes, by DBRS, Fitch and  Moody’s, and with respect to the Class B Notes, Class C Notes and Class D Notes, by DBRS and Fitch, and

(v)           be duly authenticated in accordance with the provisions of the Group I Indenture and this Series 2016-1 Supplement.

(b)           Form of the Class A/B/C/D Notes.  The Class A/B/C Notes will be offered and sold by HVF II on the Series 2016-1 Closing Date pursuant to the Class A/B/C Purchase Agreement and the Class D Notes will be sold by HVF II on the Series 2016-1 Closing Date pursuant to the Class D Purchase Agreement.  The Class A/B/C Notes will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S.  The Class A/B/C Notes following their initial resale may be transferred to (A) QIBs or (B) purchasers in reliance on Regulation S in accordance with the procedures described herein.  The Class A/B/C/D Notes will be Book-Entry Notes and DTC will act as the Depository for the Class A/B/C/D Notes.  The Class D Notes following their sale to the Initial Class D Note Purchaser may be transferred only to a Person that is (A) a QIB and (B) a U.S. Person, and subject to the further restrictions set forth in Section 2.2(c) hereof.

(c)           Initial Payment Date.  Notwithstanding anything herein or in any Series 2016-1 Related Document to the contrary, the initial Payment Date with respect to the Series 2016-1 Notes shall be March 25, 2016.

(d)           144A Global Notes.  Each Class of the Class A/B/C/D Notes offered and sold in their initial distribution on the Series 2016-1 Closing Date in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth with respect to the Class A Notes in Exhibit A-1-1 to this Series 2016-1 Supplement, with respect to the Class B Notes in Exhibit A-2-1 to this Series 2016-1 Supplement, with respect to the Class C Notes in Exhibit A-3-1 to this Series 2016-1 Supplement and with respect to the Class D Notes in Exhibit A-4 to this Series 2016-1 Supplement, in each case registered in the name of Cede & Co., as nominee of DTC, and deposited with BNY, as custodian of DTC (collectively, the “144A Global Notes”).  The aggregate principal amount of the 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal amount of the corresponding class of Regulation S Global Notes, as hereinafter provided.  Each 144A  Global Note shall represent such of the outstanding principal amount of the related Class of Series 2016-1 Notes as shall be specified in the schedule attached thereto and each shall provide that it shall represent the aggregate principal amount of such Class of Series 2016-1 Notes from time to time endorsed thereon and that the aggregate principal amount of such Class of outstanding Series 2016-1 Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions of such 144A Global Note.  Any endorsement of a 144A Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of the Class of outstanding Series 2016-1 Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Issuer thereof as required by Section 2.2 hereof.

(e)           Regulation S Global Notes.  Each Class of the Class A/B/C Notes offered and sold on the Series 2016-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth with respect to the Class A Notes in Exhibit A-1-2 to this Series 2016-1 Supplement, with respect to the Class B Notes in Exhibit A-2-2 to this Series 2016-1 Supplement, and with respect to the Class C Notes in Exhibit A-3-2 to this Series 2016-1 Supplement, in each case registered in the name of Cede & Co., as nominee of DTC, and deposited with BNY, as custodian of DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear and Clearstream (collectively, the “Regulation S Global Notes”).  The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding 144A Global Notes, as hereinafter provided.  Each Regulation S Global Note shall represent such of the outstanding principal amount of the related Class of Series 2016-1 Notes as shall be specified in the schedule attached thereto and each shall provide that it shall represent the aggregate principal amount of such Class of Series 2016-1 Notes from time to time endorsed thereon and that the aggregate principal amount of such Class of outstanding Series 2016-1 Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions of such Regulation S Global Note.  Any endorsement of a Regulation S Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of the Class of outstanding Series 2016-1 Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Issuer thereof as required by Section 2.2 hereof.  For the avoidance of doubt, no interest in a Class D Note shall be represented by or in the form of a Regulation S Global Note.

Section 2.2.           Transfer Restrictions for Global Notes.

(a)           A Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 2.2(a) shall not prohibit any transfer of a Class A Note, a Class B Note, Class C Note or a Class D Note that is issued in exchange for the corresponding Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.2.

(b)           The transfer by a Note Owner holding a beneficial interest in a 144A Global Note (other than a Class D Global Note) to a Person who wishes to take delivery thereof in the form of a beneficial interest in such 144A Global Note shall be made upon the deemed representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding HVF II as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)           (i) The transfer by a Note Owner (other than the Initial Class D Note Purchaser) holding a beneficial interest in a Class D Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Class D Global Note shall be made upon receipt by the Registrar, at the office of the Registrar, of a certificate in substantially the form set forth in Exhibit E-1 hereto containing the representations of such Person who wishes to take delivery of such beneficial interest in such Class D Global Note. Any transfer that occurs without delivery of the certificate referred to in the immediately preceding sentence will be void ab initio.

(ii) The transfer by the Initial Class D Note Purchaser to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Class D Global Note shall be made upon receipt by the Registrar, at the office of the Registrar, of a certificate in substantially the form set forth in Exhibit E-4 hereto containing the representations of such Person who wishes to take delivery of such beneficial interest in the Class D Global Note. Any transfer that occurs without delivery of the certificate referred to in the immediately preceding sentence will be void ab initio. The transfer by the Initial Class D Note Purchaser of beneficial interests in the Class D Notes to Initial Resale ERISA Class D Note Owners shall be restricted to less than 25 percent of the Class D Notes in the aggregate (excluding from such calculation any Class D Notes held by Controlling Persons). Any transfer in violation of the immediately precedent sentence will be void ab initio.

(d)           If a Note Owner holding a beneficial interest in a 144A Global Note (other than a Class D Global Note) wishes at any time to exchange its interest in such 144A Global Note for an interest in the corresponding Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.2(d).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such 144A Global Note to be so exchanged or transferred, (ii) a written order from the Issuer containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit E-2 hereto given by the Class A Note Owner, Class B Note Owner or Class C Note Owner, as applicable, holding such beneficial interest in such 144A Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of the applicable 144A Global Note, and to increase the principal amount of the applicable Regulation S Global Note, by the principal amount of the beneficial interest in such 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in such Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such 144A Global Note was reduced upon such exchange or transfer.

(e)           If a Note Owner holding a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.2(e).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in such 144A Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note to be so exchanged or transferred, (ii) a written order from the Issuer containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest, and (iii) a certificate in substantially the form set forth in Exhibit E-3 hereto given by such Class A Note Owner, Class B Note Owner, Class C Note Owner or Class D Note Owner, as applicable, holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note and to increase the principal amount of such 144A Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in such 144A Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note was reduced upon such exchange or transfer.

(f)            The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and the “Customer Handbook” of Clearstream (collectively, the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes which are in the form of Class A Global Notes, Class B Global Notes, Class C Global Notes or Class D Global Notes, respectively.

(g)           The Class A/B/C Notes shall bear the following legends to the extent indicated:

(i)            The Class A/B/C Notes represented by 144A Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF II, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

(ii)           The Class A/B/C Notes represented by Regulation S Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING II LP (“HVF II”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF II.

(iii)          All Class A/B/C Notes represented by Global Notes shall bear the following legend:

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN

AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

(h)           The Class D Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”) OR (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

A PROSPECTIVE TRANSFEREE OF THE CLASS D NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR, SOLELY IF SUCH PROSPECTIVE TRANSFEREE OF THE CLASS D

NOTES OR ANY INTEREST THEREIN IS PURCHASING FROM HERTZ VEHICLE FINANCING II LP OR AN AFFILIATE THEREOF, (II) (A) THE TRANSFEREE IS ACQUIRING CLASS D NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

(i)                                     The required legends set forth above shall not be removed from the applicable Class A Notes, Class B Notes, Class C Notes or Class D Notes except as provided herein.  The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to HVF II and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by HVF II, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Class A Note, Class B Note, Class C Notes or Class D Note, as applicable, will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Issuer shall deliver to the Trustee an Opinion of Counsel stating that all conditions precedent to such legend removal have been complied with, and the Trustee at the direction of HVF II shall authenticate and deliver in exchange for such Restricted Note a Class A Note, Class B Note, Class C Note or Class D Note or Class A Notes, Class B Notes, Class C Notes or Class D Notes, as applicable, having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Restricted Note has been removed from a Class A Note, Class B Note, Class C Note or Class D Note as provided above, no other Note issued in exchange for all or any part of such Class A Note, Class B Note, Class C Note or Class D Note, as applicable, shall bear such legend, unless HVF II has reasonable cause to believe that such other Class A Note, Class B Note, Class C Note or Class D Note, as applicable, is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

(j)                                    The transfer by a Note Owner holding a beneficial interest in a Class A/B/C Note to another Person shall be made upon the deemed representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that either (i) such transferee is not, and is not acquiring or holding such Class A/B/C Notes (or any interest therein) for or on behalf, or with the assets, of, (A) any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (B) any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (C) any entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) or (D) any governmental, church, non-U.S. or other plan that is subject to any non-U.S. federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets include assets of any such plan, or (ii) such transferee’s purchase, continued holding and disposition of such Class A/B/C Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or result in a non-exempt violation of any Similar Law.

(k)                                 The transfer by a Note Owner holding a beneficial interest in a Class D Note to another Person shall be made upon the representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that either (I) such transferee is not and is not acting on behalf of, or using the assets of (A) an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (B) a “plan” (as defined in Section 4975(e)(1) of the Code), that is subject to Section 4975 of the Code, (C) an entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) or (D) any governmental, church, non-U.S. or other plan that is subject to any Similar Law or an entity whose underlying assets include assets of any such plan, or, solely in the case of a transfer from the Initial Class D Note Purchaser, (II) such transferee’s purchase, continued holding and disposition of such Class D Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or result in a non-exempt violation of any Similar Law.

(l)                                     Each transferee of any beneficial interest in any Class A/B/C Note that is represented by a Global Note will be deemed to have represented and agreed that such transferee is (A) a QIB and is acquiring such Class A/B/C Note for its own account or as a fiduciary or agent for others (which others are also QIBs) for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in such Class A/B/C Note and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing such Class A/B/C Note, or (B) not a “U.S. person” (as defined in Regulation S) (and is not purchasing for the account or benefit of a “U.S. person” as defined in Regulation S), is outside the United States and is acquiring such Class A/B/C Note pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 of Regulation S.

(m)                             Each transferee of any beneficial interest in any Class D Note that is represented by a Global Note will be deemed to have represented and agreed that such transferee is a QIB and is acquiring such Class D Note for its own account or as a fiduciary or agent for others (which others are also QIBs) for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in such Class D Note and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing such Class D Note.

Section 2.3.                                 Definitive Notes.  No Class A/B/C/D Note Owner will receive a Definitive Note representing such Class A/B/C/D Note Owner’s interest in the Class A/B/C/D Notes other than in accordance with Section 2.13 of the Base Indenture.  Definitive Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

Section 2.4.                                 Legal Final Payment Date.  The Series 2016-1 Principal Amount shall be due and payable on the Legal Final Payment Date.

Section 2.5.                                 FATCA.  In the event that the Class A/B/C/D Note Owners receive a Definitive Note representing such Class A/B/C/D Note Owner’s interest in the Class A/B/C/D Notes in accordance with Section 2.13 of the Base Indenture:

(a)                                 Each Series 2016-1 Noteholder (and any beneficial owner of any Series 2016-1 Note) will be required to (i) provide HVF II, the Trustee and their respective agents with any correct, complete and accurate information that may be required under applicable law (or reasonably believed by HVF II to be required under applicable law) for such parties to comply with FATCA, (ii) take any other commercially reasonable actions that HVF II, the Trustee or their respective agents deem necessary to comply with FATCA and (iii) update any such information provided in the preceding clauses (i) or (ii) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required.  Each such holder agrees, or by acquiring such Series 2016-1 Note or an interest in such Series 2016-1 Note will be deemed to agree, that HVF II may provide such information and any other information regarding its investment in such Series 2016-1 Notes to the U.S. Internal Revenue

Service or other relevant governmental authority in accordance with applicable law.  Each Series 2016-1 Noteholder and beneficial owner of any Series 2016-1 Notes also acknowledges that the failure to provide information requested in connection with FATCA may cause HVF II to withhold on payments to such Series 2016-1 Noteholder (or beneficial owner of such Series 2016-1 Notes) in accordance with applicable law.  Any amounts withheld in order to comply with FATCA will not be grossed up and will be deemed to have been paid in respect of the relevant Series 2016-1 Notes.

(b)                                 HVF II, the Trustee and any other Paying Agent are hereby authorized to retain from amounts otherwise distributable to any Series 2016-1 Noteholder sufficient funds for the payment of any such tax that, in their respective sole discretion, is legally owed or required to be withheld by them, including in connection with FATCA, (but such authorization shall not prevent HVF II from contesting any such tax in appropriate legal proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such legal proceedings) and to timely remit such amounts to the appropriate taxing authority.  If any Series 2016-1 Noteholder or beneficial owner of a Series 2016-1 Note wishes to apply for a refund of any such withholding tax, HVF II, the Trustee or such other Paying Agent shall reasonably cooperate with such Person in providing readily available information so long as such Person agrees to reimburse the Trustee or such Paying Agent for any out-of-pocket expenses incurred.  Nothing herein shall impose an obligation, nor relieve any obligation imposed under applicable law, on the part of HVF II, the Trustee or any other Paying Agent to determine the amount of any tax or withholding obligation on their part or in respect of the Series 2016-1 Notes.

ARTICLE III

INTEREST AND INTEREST RATES

Section 3.1.                                 Interest.

(a)                                 Interest on the Class A Notes.  The Class A Notes shall bear interest at the Class A Note Rate in accordance with the definition of Class A Monthly Interest Amount.  On each Payment Date, the Class A Monthly Interest Amount with respect to such Payment Date shall be paid in accordance with the provisions hereof.  If the amounts described in Section 5.3 are insufficient to pay the Class A Monthly Interest Amount for any Payment Date, payments of such Class A Monthly Interest Amount to the Class A Noteholders will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on such Payment Date, the “Class A Deficiency Amount”), and interest shall accrue on any such Class A Deficiency Amount at the Class A Note Rate in accordance with the definition of Class A Monthly Interest Amount.

(b)                                 Interest on the Class B Notes.  The Class B Notes shall bear interest at the Class B Note Rate in accordance with the definition of Class B Monthly Interest Amount.  On each Payment Date, the Class B Monthly Interest Amount with respect to such Payment Date shall be paid in accordance with the provisions hereof.  If the amounts described in Section 5.3 are insufficient to pay the Class B Monthly Interest

Amount for any Payment Date, payments of such Class B Monthly Interest Amount to the Class B Noteholders will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on such Payment Date, the “Class B Deficiency Amount”), and interest shall accrue on any such Class B Deficiency Amount at the Class B Note Rate in accordance with the definition of Class B Monthly Interest Amount.

(c)                                  Interest on the Class C Notes.   The Class C Notes shall bear interest at the Class C Note Rate in accordance with the definition of Class C Monthly Interest Amount.  On each Payment Date, the Class C Monthly Interest Amount with respect to such Payment Date shall be paid in accordance with the provisions hereof.  If the amounts described in Section 5.3 are insufficient to pay the Class C Monthly Interest Amount for any Payment Date, payments of such Class C Monthly Interest Amount to the Class C Noteholders will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on such Payment Date, the “Class C Deficiency Amount”), and interest shall accrue on any such Class C Deficiency Amount at the Class C Note Rate in accordance with the definition of Class C Monthly Interest Amount.

(d)                                 Interest on the Class D Notes.   The Class D Notes shall bear interest at the Class D Note Rate in accordance with the definition of Class D Monthly Interest Amount.  On each Payment Date, the Class D Monthly Interest Amount with respect to such Payment Date shall be paid in accordance with the provisions hereof.  If the amounts described in Section 5.3 are insufficient to pay the Class D Monthly Interest Amount for any Payment Date, payments of such Class D Monthly Interest Amount to the Class D Noteholders will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on such Payment Date, the “Class D Deficiency Amount”), and interest shall accrue on any such Class D Deficiency Amount at the Class D Note Rate in accordance with the definition of Class D Monthly Interest Amount.

ARTICLE IV

SERIES-SPECIFIC COLLATERAL

Section 4.1.                                 Granting Clause.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2016-1 Notes, HVF II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2016-1 Noteholders, all of HVF II’s right, title and interest in and to the following (whether now or hereafter existing or acquired):

(a)                                 each Series 2016-1 Account, including any security entitlement with respect to Financial Assets credited thereto, all funds, Financial Assets or other assets on deposit in each Series 2016-1 Account from time to time;

(b)                                 all certificates and instruments, if any, representing or evidencing any or all of each Series 2016-1 Account, the funds on deposit therein or any security entitlement with respect to Financial Assets credited thereto from time to time;

(c)                                  all Proceeds of any and all of the foregoing clauses (a) and (b), including cash (with respect to each Series 2016-1 Account, the items in the foregoing clauses (a) and (b) and this clause (c) with respect to such Series 2016-1 Account are referred to, collectively, as the “Series 2016-1 Account Collateral”).

(d)                                 each Class A/B/C/D Demand Note, including all certificates and instruments, if any, representing or evidencing each Class A/B/C/D Demand Note; and

(e)                                  all Proceeds of any of the foregoing.

Section 4.2.                                 Series 2016-1 Accounts.  With respect to the Series 2016-1 Notes only, the following shall apply:

(a)                                 Establishment of Series 2016-1 Accounts.

(i)                                     HVF II has established and maintained, and shall continue to maintain, in the name of, and under the control of, the Trustee for the benefit of the Series 2016-1 Noteholders three securities accounts: the Series 2016-1 Principal Collection Account (such account, the “Series 2016-1 Principal Collection Account”), the Series 2016-1 Interest Collection Account (such account, the “Series 2016-1 Interest Collection Account”) and the Class A/B/C/D Reserve Account (such account, the “Class A/B/C/D Reserve Account”).

(ii)                                  On or prior to the date of any drawing under a Class A/B/C/D Letter of Credit pursuant to Section 5.6 or Section 5.8, HVF II shall establish and maintain in the name of, and under the control of, the Trustee for the benefit of the Series 2016-1 Noteholders the Class A/B/C/D L/C Cash Collateral Account (the “Class A/B/C/D L/C Cash Collateral Account”).

(iii)                               HVF II has established and maintained, and shall continue to maintain, in the name of, and under the control of, the Trustee for the benefit of the Series 2016-1 Noteholders the Series 2016-1 Distribution Account (the “Series 2016-1 Distribution Account”, and together with the Series 2016-1 Principal Collection Account, the Series 2016-1 Interest Collection Account, the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account, the “Series 2016-1 Accounts”).

(b)                                 Series 2016-1 Account Criteria.

(i)                                     Each Series 2016-1 Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2016-1 Noteholders.

(ii)                                  Each Series 2016-1 Account shall be an Eligible Account.  If any Series 2016-1 Account is at any time no longer an Eligible Account, HVF II shall, within ten (10) Business Days of an Authorized Officer of HVF II obtaining actual knowledge that such Series 2016-1 Account is no longer an Eligible Account, establish a new Series 2016-1 Account for such non-qualifying Series 2016-1 Account that is an Eligible Account, and if a new Series 2016-1 Account is so established, HVF II shall instruct the Trustee in writing to transfer all cash and investments from such non-qualifying Series 2016-1 Account into such new Series 2016-1 Account.  Initially, each of the Series 2016-1 Accounts will be established with The Bank of New York Mellon.

(c)                                  Administration of the Series 2016-1 Accounts.

(i)                                     HVF II may instruct (by standing instructions or otherwise) any institution maintaining any Series 2016-1 Account (other than the Series 2016-1 Distribution Account) to invest funds on deposit in such Series 2016-1 Account from time to time in Permitted Investments in the name of the Trustee or the Securities Intermediary and Permitted Investments shall be credited to the applicable Series 2016-1 Account; provided, however, that:

A.                                    any such investment in the Class A/B/C/D Reserve Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Class A/B/C/D Reserve Account); and

B.                                    any such investment in the Series 2016-1 Principal Collection Account, the Series 2016-1 Interest Collection Account or the Class A/B/C/D L/C Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such investment was made, unless in any such case any such Permitted Investment is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on such Payment Date.

(ii)                                  HVF II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(iii)                               In the absence of written investment instructions hereunder, funds on deposit in the Series 2016-1 Accounts shall remain uninvested.

(d)                                 Earnings from Series 2016-1 Accounts.  With respect to each Series 2016-1 Account, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in or on any security entitlement with respect to Financial

Assets credited to such Series 2016-1 Account shall be deemed to be on deposit therein and available for distribution unless previously distributed pursuant to the terms hereof.

(e)                                  Termination of Series 2016-1 Accounts.

(i)                                     On or after the date on which the Series 2016-1 Notes are fully paid, the Trustee, acting in accordance with the written instructions of HVF II, shall withdraw from each Series 2016-1 Account (other than the Class A/B/C/D L/C Cash Collateral Account) all remaining amounts on deposit therein and pay such amounts to HVF II.

(ii)                                  Upon the termination of this Series 2016-1 Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of HVF II, after the prior payment of all amounts due and owing to the Series 2016-1 Noteholders and payable from the Class A/B/C/D L/C Cash Collateral Account as provided herein, shall withdraw from the Class A/B/C/D L/C Cash Collateral Account all amounts on deposit therein and shall pay such amounts:

A.                                    first, pro rata to the Class A/B/C/D Letter of Credit Providers, to the extent that there are unreimbursed Class A/B/C/D Disbursements due and owing to such Class A/B/C/D Letter of Credit Providers, for application in accordance with the provisions of the respective Class A/B/C/D Letters of Credit, and

B.                                    second, to HVF II any remaining amounts.

Section 4.3.                                 Trustee as Securities Intermediary.

(a)                                 With respect to each Series 2016-1 Account, the Trustee or other Person maintaining such Series 2016-1 Account shall be the “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC and a “bank” (as defined in Section 9-102(a)(8) of the New York UCC), in such capacities, the “Securities Intermediary”) with respect to such Series 2016-1 Account.  If the Securities Intermediary in respect of any Series 2016-1 Account is not the Trustee, HVF II shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 4.3.

(b)                                 The Securities Intermediary agrees that:

(i)                                     The Series 2016-1 Accounts are accounts to which Financial Assets will be credited;

(ii)                                  All securities or other property underlying any Financial Assets credited to any Series 2016-1 Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2016-

1 Account be registered in the name of HVF II, payable to the order of HVF II or specially endorsed to HVF II;

(iii)                               All property delivered to the Securities Intermediary pursuant to this Series 2016-1 Supplement and all Permitted Investments thereof will be promptly credited to the appropriate Series 2016-1 Account;

(iv)                              Each item of property (whether investment property, security, instrument or cash) credited to a Series 2016-1 Account shall be treated as a Financial Asset;

(v)                                 If at any time the Securities Intermediary shall receive any order or instructions from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2016-1 Accounts or any instruction with respect to the disposition of funds therein, the Securities Intermediary shall comply with such entitlement order or instruction without further consent by HVF II or the Group I Administrator;

(vi)                              The Series 2016-1 Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 9-304 and Section 8-110 of the New York UCC) and the Series 2016-1 Accounts (as well as the Securities Entitlements related thereto) shall be governed by the laws of the State of New York;

(vii)                           The Securities Intermediary has not entered into, and until termination of this Series 2016-1 Supplement, will not enter into, any agreement with any other Person relating to the Series 2016-1 Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series 2016-1 Supplement will not enter into, any agreement with HVF II purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or instructions (with the meaning of Section 9-104 of the New York UCC) as set forth in Section 4.3(b)(v); and

(viii)                        Except for the claims and interest of the Trustee and HVF II in the Series 2016-1 Accounts, the Securities Intermediary knows of no claim to, or interest in, the Series 2016-1 Accounts or in any Financial Asset credited thereto.  If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2016-1 Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Group I Administrator and HVF II thereof.

(c)                                  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2016-1 Accounts and in all Proceeds thereof, and shall be the only person authorized to originate Entitlement Orders in respect of the Series 2016-1 Accounts.

(d)                                 Notwithstanding anything in Section 4.1, Section 4.2 or this Section 4.3 to the contrary, the parties hereto agree that as permitted by Section 8-504(c)(1) of the New York UCC, with respect to any Series 2016-1 Account, the Securities Intermediary may satisfy the duty in Section 8-504(a) of the New York UCC with respect to any cash credited to such Series 2016-1 Account by crediting such Series 2016-1 Account a general unsecured claim against the Securities Intermediary, as a bank, payable on demand, for the amount of such cash.

(e)                                  Notwithstanding anything in Section 4.1, Section 4.2 or this Section 4.3 to the contrary, with respect to any Series 2016-1 Account and any credit balances not constituting Financial Assets credited thereto, the Securities Intermediary shall be acting as a bank (as defined in Section 9-102(a)(8) of the New York UCC) if such Series 2016-1 Account is deemed not to constitute a securities account.

Section 4.4.                                 Demand Notes.

(a)                                 Trustee Authorized to Make Demands.  The Trustee, for the benefit of the Series 2016-1 Noteholders, shall be the only Person authorized to make a demand for payment on any Class A/B/C/D Demand Note.

(b)                                 Modification of Demand Note.  Other than pursuant to a payment made upon a demand thereon by the Trustee pursuant to Section 5.6(c), HVF II shall not reduce the amount of any Class A/B/C/D Demand Note or forgive amounts payable thereunder so that the aggregate undrawn principal amount of the Class A/B/C/D Demand Notes after such forgiveness or reduction is less than the greater of (i) the Class A/B/C/D Letter of Credit Liquidity Amount as of the date of such reduction or forgiveness and (ii) an amount equal to 0.50% of the Class A/B/C/D Principal Amount as of the date of such reduction or forgiveness.  Other than in connection with a reduction or forgiveness in accordance with the first sentence of this Section 4.4(b) or an increase in the stated amount of any Class A/B/C/D Demand Note, HVF II shall not agree to any amendment of any Class A/B/C/D Demand Note without first obtaining the prior written consent of the Required Controlling Class Series 2016-1 Noteholders.

Section 4.5.                                 Subordination.  The Series-Specific 2016-1 Collateral has been pledged to the Trustee to secure the Series 2016-1 Notes.  For all purposes hereunder and for the avoidance of doubt, the Series-Specific 2016-1 Collateral and each Class A/B/C/D Letter of Credit will be held by the Trustee solely for the benefit of the Holders of the Series 2016-1 Notes, and no Noteholder of any Series of Notes other than the Series 2016-1 Notes will have any right, title or interest in, to or under the Series-Specific 2016-1 Collateral or any Class A/B/C/D Letter of Credit.  For the avoidance of doubt, if it is determined that the Series 2016-1 Noteholders have any right, title or interest in, to or under the Group I Series-Specific Collateral with respect to any Series of Group I

Notes other than Series 2016-1 Notes, then the Series 2016-1 Noteholders agree that their right, title and interest in, to or under such Group I Series-Specific Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to such other Series of Group I Notes, and in such case, this Series 2016-1 Supplement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

Section 4.6.                                 Duty of the Trustee.  Except for actions expressly authorized by the Group I Indenture or this Series 2016-1 Supplement, the Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Series-Specific 2016-1 Collateral now existing or hereafter created or to impair the value of any of the Series-Specific 2016-1 Collateral now existing or hereafter created.

Section 4.7.                                 Representations of the Trustee.  The Trustee represents and warrants to HVF II that the Trustee satisfies the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act.

ARTICLE V

PRIORITY OF PAYMENTS

Section 5.1.                                 Allocations with Respect to the Series 2016-1 Notes on the Series 2016-1 Closing Date.  The net proceeds from the initial sale of the Class A/B/C/D Notes shall be deposited into the Series 2016-1 Principal Collection Account on the Series 2016-1 Closing Date and shall be applied pursuant to this Article V of this Series 2016-1 Supplement.

Section 5.2.                                 Group I Collections Allocation.  Subject to the Past Due Rental Payments Priorities, on each Series 2016-1 Deposit Date, HVF II shall direct the Trustee in writing to apply, and, on such Series 2016-1 Deposit Date, the Trustee shall apply, all amounts deposited into the Group I Collection Account on such date as follows:

(a)                                 first, withdraw the Series 2016-1 Daily Interest Allocation, if any, for such date from the Group I Collection Account and deposit such amount in the Series 2016-1 Interest Collection Account; and

(b)                                 second, withdraw the Series 2016-1 Daily Principal Allocation, if any, for such date from the Group I Collection Account and deposit such amount into the Series 2016-1 Principal Collection Account.

Section 5.3.                                 Application of Funds in the Series 2016-1 Interest Collection Account.  Subject to the Past Due Rental Payments Priorities, on each Payment Date, HVF II shall direct the Trustee in writing to apply, and, on such Payment Date, the Trustee shall apply, all amounts then on deposit in the Series 2016-1 Interest Collection Account (after giving effect to all deposits thereto pursuant to Sections 5.4, 5.5 and 5.6) as follows (and in each case only to the extent of funds available in the Series 2016-1 Interest Collection Account):

(a)                                 first, to the Series 2016-1 Distribution Account to pay to the Group I Administrator the Series 2016-1 Capped Group I Administrator Fee Amount with respect to such Payment Date;

(b)                                 second, to the Series 2016-1 Distribution Account to pay the Trustee the Series 2016-1 Capped Group I Trustee Fee Amount with respect to such Payment Date;

(c)                                  third, to the Series 2016-1 Distribution Account to pay the Persons to whom the Series 2016-1 Capped Group I HVF II Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2016-1 Capped Group I HVF II Operating Expense Amounts owing to such Persons on such Payment Date;

(d)                                 fourth, to the Series 2016-1 Distribution Account to pay the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Interest Amount with respect to such Payment Date;

(e)                                  fifth, to the Series 2016-1 Distribution Account to pay the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Interest Amount with respect to such Payment Date;

(f)                                   sixth, to the Series 2016-1 Distribution Account to pay the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Interest Amount with respect to such Payment Date;

(g)                                  seventh, to the Series 2016-1 Distribution Account to pay the Class D Noteholders on a pro rata basis (based on the amount owed to each such Class D Noteholder), the Class D Monthly Interest Amount with respect to such Payment Date;

(h)                                 eighth, if the Class E Notes have been issued as of such date, then to the Series 2016-1 Distribution Account to pay the Class E Noteholders on a pro rata basis (based on the amount owed to each such Class E Noteholder), the Class E Monthly Interest Amount with respect to such Payment Date;

(i)                                     ninth, during the Series 2016-1 Revolving Period, other than on any such Payment Date on which a withdrawal has been made pursuant to Section 5.5(a), first for deposit to the Class A/B/C/D Reserve Account in an amount equal to the Class A/B/C/D Reserve Account Deficiency Amount, if any, and second, for deposit to the Class E Reserve Account (if any) in an amount equal to the Class E Reserve Account Deficiency Amount, if any, in each case for such date (calculated after giving effect to any withdrawals from the Class A/B/C/D Reserve Account pursuant to Section 5.5);

(j)                                    tenth, to the Series 2016-1 Distribution Account to pay to the Group I Administrator the Series 2016-1 Excess Group I Administrator Fee Amount with respect to such Payment Date;

(k)                                 eleventh, to the Series 2016-1 Distribution Account to pay to the Trustee the Series 2016-1 Excess Group I Trustee Fee Amount with respect to such Payment Date;

(l)                                     twelfth, to the Series 2016-1 Distribution Account to pay the Persons to whom the Series 2016-1 Excess Group I HVF II Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2016-1 Excess Group I HVF II Operating Expense Amounts owing to such Persons on such Payment Date;

(m)                             thirteenth, during the Series 2016-1 Rapid Amortization Period, for deposit into the Series 2016-1 Principal Collection Account up to the amount necessary to pay the Series 2016-1 Notes in full; and

(n)                                 fourteenth, for deposit into the Series 2016-1 Principal Collection Account any remaining amount.

Section 5.4.                                 Application of Funds in the Series 2016-1 Principal Collection Account.  Subject to the Past Due Rental Payments Priorities, on any Business Day, HVF II may direct the Trustee in writing to apply, and, on each Payment Date, HVF II shall direct the Trustee in writing to apply, and on each such date the Trustee shall apply, all amounts then on deposit in the Series 2016-1 Principal Collection Account on such date (after giving effect to all deposits thereto pursuant to Sections 5.5 and 5.6) as follows (and in each case only to the extent of funds available in the Series 2016-1 Principal Collection Account on such date):

(a)                                 first, if such date is a Payment Date, then for deposit into the Series 2016-1 Interest Collection Account an amount equal to the Senior Interest Waterfall Shortfall Amount, if any, with respect to such Payment Date;

(b)                                 second, during the Series 2016-1 Revolving Period, for deposit into the Class A/B/C/D Reserve Account an amount equal to the Class A/B/C/D Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Class A/B/C/D Reserve Account pursuant to Section 5.5 and deposits to the Class A/B/C/D Reserve Account on such date pursuant to Section 5.3);

(c)                                  third, if such date is an Early Redemption Date with respect to any Class of Series 2016-1 Notes, then for deposit into the Series 2016-1 Distribution Account to be paid on such date, pro rata, to all Noteholders of such

Class to the extent necessary to pay the Principal Amount of such Class and the Make-Whole Premium with respect to such Class, in each case as of such Early Redemption Date;

(d)                                 fourth, if such date is the Expected Final Payment Date, then for deposit into the Series 2016-1 Distribution Account to be paid on such date (i) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount with respect to such date, (ii) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount with respect to such date, (iii) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class C Principal Amount with respect to such date, (iv) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class D Principal Amount with respect to such date and (v) fifth, if the Class E Notes have been issued, then, pro rata, to all Class E Noteholders to the extent necessary to pay the Class E Principal Amount with respect to such date;

(e)                                  fifth, during the Series 2016-1 Rapid Amortization Period, (i) if such date is after a Payment Date and on or prior to the Determination Date immediately succeeding such Payment Date, then for deposit into the Series 2016-1 Distribution Account to be paid on the Payment Date immediately succeeding such deposit date (a) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount with respect to such date, (b) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount with respect to such date, (c) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class C Principal Amount with respect to such date, (d) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class D Principal Amount with respect to such date, and (e) fifth, if the Class E Notes have been issued as of such date, then, pro rata, to all Class E Noteholders to the extent necessary to pay the Class E Principal Amount with respect to such date, and (ii) if such date is after a Determination Date and on or prior to the Payment Date immediately succeeding such Determination Date, then for deposit into the Series 2016-1 Distribution Account to be paid on the second Payment Date immediately succeeding such deposit date (a) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount with respect to such date, (b) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount with respect to such date, (c) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class C Principal Amount with respect to such date, (d) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class D Principal Amount with respect to such date and (e) fifth, if the Class E Notes have been issued as of such date, then, pro rata, to all Class E Noteholders to the extent necessary to pay the Class E Principal Amount with respect to such date;

(f)                                   sixth, used to pay, first, the principal amount of other Series of Group I Notes that are then required to be paid and, second, at the option of HVF II, to pay the principal amount of other Series of Group I Notes that may be paid under the Group I Indenture, in each case to the extent that no Potential

Amortization Event with respect to the Series 2016-1 Notes exists as of such date or would occur as a result of such application; and

(g)                                  seventh, the balance, if any, will be released to or at the direction of HVF II or, if ineligible for release to HVF II, will remain on deposit in the Series 2016-1 Principal Collection Account.

Section 5.5.                                 Class A/B/C/D Reserve Account Withdrawals.  On each Payment Date, HVF II shall direct the Trustee in writing, prior to 12:00 noon (New York City time) on such Payment Date, to apply, and the Trustee shall apply on such date, all amounts then on deposit (without giving effect to any deposits thereto pursuant to Sections 5.3 and 5.4) in the Class A/B/C/D Reserve Account as follows (and in each case only to the extent of funds available in the Class A/B/C/D Reserve Account):

(a)                                 first, to the Series 2016-1 Interest Collection Account an amount equal to the excess, if any, of the Series 2016-1 Payment Date Interest Amount for such Payment Date over the Series 2016-1 Payment Date Available Interest Amount for such Payment Date (with respect to such Payment Date, the excess, if any, of such excess over the Class A/B/C/D Available Reserve Account Amount on such Payment Date, the “Class A/B/C/D Reserve Account Interest Withdrawal Shortfall”);

(b)                                 second, if the Class A/B/C/D Principal Deficit Amount is greater than zero on such Payment Date, then to the Series 2016-1 Principal Collection Account an amount equal to such Class A/B/C/D Principal Deficit Amount; and

(c)                                  third, if on the Legal Final Payment Date the amount to be distributed, if any, from the Series 2016-1 Distribution Account (prior to giving effect to any withdrawals from the Class A/B/C/D Reserve Account pursuant to this clause) on such Legal Final Payment Date is insufficient to pay the Class A/B/C/D Principal Amount in full on such Legal Final Payment Date, then to the Series 2016-1 Principal Collection Account, an amount equal to such insufficiency;

provided that, if no amounts are required to be applied pursuant to this Section 5.5 on such date, then HVF II shall have no obligation to provide the Trustee such written direction on such date.

Section 5.6.                                 Class A/B/C/D Letters of Credit and Class A/B/C/D Demand Notes.

(a)                                 Interest Deficit and Lease Interest Payment Deficit Events — Draws on Class A/B/C/D Letters of Credit.  If HVF II determines on any Payment Date that there exists a Class A/B/C/D Reserve Account Interest Withdrawal Shortfall with respect to such Payment Date, then HVF II shall instruct the Trustee in writing to draw on the Class A/B/C/D Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee, by

12:00 noon (New York City time) on such Payment Date, shall draw an amount, as set forth in such notice, equal to the least of (i) such Class A/B/C/D Reserve Account Interest Withdrawal Shortfall, (ii) the Class A/B/C/D Letter of Credit Liquidity Amount as of such Payment Date and (iii) the Series 2016-1 Lease Interest Payment Deficit for such Payment Date, by presenting to each Class A/B/C/D Letter of Credit Provider a draft accompanied by a Class A/B/C/D Certificate of Credit Demand on the Class A/B/C/D Letters of Credit; provided that, if the Class A/B/C/D L/C Cash Collateral Account has been established and funded, then the Trustee shall withdraw from the Class A/B/C/D L/C Cash Collateral Account and deposit into the Series 2016-1 Interest Collection Account an amount as set forth in such notice equal to the lesser of (1) the Class A/B/C/D L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (2) the Class A/B/C/D Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A/B/C/D Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D L/C Cash Collateral Account into the Series 2016-1 Interest Collection Account on such Payment Date.

(b)                                 Class A/B/C/D Principal Deficit and Lease Principal Payment Deficit Events — Initial Draws on Class A/B/C/D Letters of Credit.  If HVF II determines on any Payment Date that there exists a Series 2016-1 Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Class A/B/C/D Reserve Account pursuant to Section 5.5(b), then HVF II shall instruct the Trustee in writing to draw on the Class A/B/C/D Letters of Credit, if any, in an amount as set forth in such notice equal to the least of:

(i)                                     such excess;

(ii)                                  the Class A/B/C/D Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A/B/C/D Letters of Credit on such Payment Date pursuant to Section 5.6(a)); and

(iii)                               (x) on any such Payment Date other than the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by any Group I Lessee of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which such Group I Lessee shall have resumed making all payments of Monthly Variable Rent required to be made under each Group I Lease to which such Group I Lessee is a party, the excess, if any, of the Class A/B/C/D Principal Deficit Amount over the amount, if any, withdrawn from the Class A/B/C/D Reserve Account pursuant to Section 5.5(b) and (y) on the Legal Final Payment Date, the excess, if any, of the Class A/B/C/D Principal Amount over the amount to be deposited into the Series 2016-1 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of this Series 2016-1 Supplement (other than this Section 5.6(b) and Section 5.6(c))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D Notes.

Upon receipt of a notice by the Trustee from HVF II in respect of a Series 2016-1 Lease Principal Payment Deficit on or prior to 10:30 a.m. (New York City time) on a Payment Date, the Trustee shall, by 12:00 noon (New York City time) on such Payment Date draw an amount as set forth in such notice equal to the applicable amount set forth above on the Class A/B/C/D Letters of Credit by presenting to each Class A/B/C/D Letter of Credit Provider a draft accompanied by a Class A/B/C/D Certificate of Credit Demand; provided however, that if the Class A/B/C/D L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A/B/C/D L/C Cash Collateral an amount equal to the lesser of (x) the Class A/B/C/D L/C Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by HVF II and (y) the Class A/B/C/D Available L/C Cash Collateral Account Amount on such Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.6(a)), and the Trustee shall draw an amount equal to the remainder of such amount on the Class A/B/C/D Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D Cash Collateral Account into the Series 2016-1 Principal Collection Account on such Payment Date.

(c)                                  Class A/B/C/D Principal Deficit Amount — Draws on Class A/B/C/D Demand Note.  If (A) on any Determination Date, HVF II determines that the Class A/B/C/D Principal Deficit Amount on the next succeeding Payment Date (after giving effect to any withdrawals from the Class A/B/C/D Reserve Account on such Payment Date pursuant to Section 5.5(b) and any draws on the Series Class A/B/C/D Letters of Credit on such Payment Date pursuant to Section 5.6(b)) will be greater than zero or (B) on the Determination Date related to the Legal Final Payment Date, HVF II determines that the Class A/B/C/D Principal Amount exceeds the amount to be deposited into the Series 2016-1 Distribution Account (together with all amounts to be deposited therein pursuant to the terms of this Series 2016-1 Supplement (other than this Section 5.6(c))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D Notes, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, HVF II shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a demand notice substantially in the form of Exhibit B-2 hereto (each a “Class A/B/C/D Demand Notice”) on Hertz for payment under the Class A/B/C/D Demand Note in an amount equal to the lesser of (i) (x) on any such Determination Date related to a Payment Date other than the Legal Final Payment Date, then the excess, if any, of such Class A/B/C/D Principal Deficit Amount over the amount to be deposited into the Series 2016-1 Principal Collection Account in accordance with Section 5.5(b) and Section 5.6(b) and (y) on the Determination Date related to the Legal Final Payment Date, the excess, if any, of the Class A/B/C/D Principal Amount over the amount to be deposited into the Series 2016-1 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of this Series 2016-1 Supplement (other than this Section 5.6(c))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D Notes, and (ii) the principal amount of the Class A/B/C/D Demand Note.  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, deliver such Class A/B/C/D Demand Notice to Hertz; provided however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred and be continuing, the Trustee shall not be required to deliver such Class A/B/C/D Demand Notice to Hertz.  The Trustee shall cause the proceeds of any demand on the Class A/B/C/D Demand Note to be deposited into the Series 2016-1 Principal Collection Account.

(d)                                 Class A/B/C/D Principal Deficit Amount — Draws on Class A/B/C/D Letters of Credit. If (i) the Trustee shall have delivered a Class A/B/C/D Demand Notice as provided in Section 5.6(c) and Hertz shall have failed to pay to the Trustee or deposit into the Series 2016-1 Distribution Account the amount specified in such Class A/B/C/D Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Class A/B/C/D Demand Notice, (ii) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz, the Trustee shall not have delivered such Class A/B/C/D Demand Notice to Hertz, or (iii) there is a Preference Amount, then the Trustee shall draw on the Class A/B/C/D Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day in an amount equal to the lesser of:

(i)                                     the amount that Hertz failed to pay under the Class A/B/C/D Demand Note, or the amount that the Trustee failed to demand for payment thereunder or the Preference Amount, as the case may be, and

(ii)                                  the Class A/B/C/D Letter of Credit Amount on such Business Day,

in each case by presenting to each Class A/B/C/D Letter of Credit Provider a draft accompanied by a Class A/B/C/D Certificate of Unpaid Demand Note Demand or, in the case of a Preference Amount, a Class A/B/C/D Certificate of Preference Payment Demand; provided however, that if the Class A/B/C/D L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A/B/C/D L/C Cash Collateral Account an amount equal to the lesser of (x) the Class A/B/C/D L/C Cash Collateral Percentage on such Business Day of the lesser of the amounts set forth in clauses (i) and (ii) immediately above and (y) the Class A/B/C/D Available L/C Cash Collateral Account Amount on such Business Day (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.6(a) and Section 5.6(b)), and the Trustee shall draw an amount equal to the remainder of such amount on the Class A/B/C/D Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D L/C Cash Collateral Account into the Series 2016-1 Principal Collection Account on such date.

(e)                                  Draws on the Class A/B/C/D Letters of Credit.  If there is more than one Class A/B/C/D Letter of Credit on the date of any draw on the Class A/B/C/D Letters of Credit pursuant to the terms of this Series 2016-1 Supplement (other than pursuant to Section 5.8(b)), then HVF II shall instruct the Trustee, in writing, to draw on each Class A/B/C/D Letter of Credit an amount equal to the Pro Rata Share for such Class A/B/C/D Letter of Credit of such draw on such Class A/B/C/D Letter of Credit.

Section 5.7.                                 Past Due Rental Payments.  On each Series 2016-1 Deposit Date, HVF II will direct the Trustee in writing, prior to 1:00 p.m. (New York City time) on such date, to, and the Trustee shall, withdraw from the Group I Collection Account all Group I Collections then on deposit representing Series 2016-1 Past Due Rent Payments and deposit such amount into the Series 2016-1 Interest Collection Account, and immediately thereafter, the Trustee shall withdraw such amount from the Series 2016-1 Interest Collection Account and apply the Series 2016-1 Past Due Rent Payment in the following order:

(i)                                     if the occurrence of the related Series 2016-1 Lease Payment Deficit resulted in one or more Class A/B/C/D L/C Credit Disbursements being made under any Class A/B/C/D Letters of Credit, then pay to or at the direction of Hertz for reimbursement to each Class A/B/C/D Letter of Credit Provider who made such a Class A/B/C/D L/C Credit Disbursement an amount equal to the lesser of (x) the unreimbursed amount of such Class A/B/C/D Letter of Credit Provider’s Class A/B/C/D L/C Credit Disbursement and (y) such Class A/B/C/D Letter of Credit Provider’s pro rata portion, calculated on the basis of the unreimbursed amount of each such Class A/B/C/D Letter of Credit Provider’s Class A/B/C/D L/C Credit Disbursement, of the amount of the Series 2016-1 Past Due Rent Payment;

(ii)                                  if the occurrence of such Series 2016-1 Lease Payment Deficit resulted in a withdrawal being made from the Class A/B/C/D L/C Cash Collateral Account, then deposit in the Class A/B/C/D L/C Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2016-1 Past Due Rent Payment remaining after any payments pursuant to clause (i) above and (y) the amount withdrawn from the Class A/B/C/D L/C Cash Collateral Account on account of such Series 2016-1 Lease Payment Deficit;

(iii)                               if the occurrence of such Series 2016-1 Lease Payment Deficit resulted in a withdrawal being made from the Class A/B/C/D Reserve Account pursuant to Section 5.5(b), then deposit in the Class A/B/C/D Reserve Account an amount equal to the lesser of (x) the amount of the Series 2016-1 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the Class A/B/C/D Reserve Account Deficiency Amount, if any, as of such day; and

(iv)                              any remainder to be deposited into the Series 2016-1 Principal Collection Account.

Section 5.8.                                 Class A/B/C/D Letters of Credit and Class A/B/C/D L/C Cash Collateral Account.

(a)                                 Class A/B/C/D Letter of Credit Expiration Date — Deficiencies.  If as of the date that is sixteen (16) Business Days prior to the then scheduled Class A/B/C/D Letter of Credit Expiration Date with respect to any Class A/B/C/D Letter of Credit, excluding such Class A/B/C/D Letter of Credit from each calculation in clauses (i) through (iii) immediately below but taking into account any substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date:

(i)                                     the Series 2016-1 Asset Amount would be less than the Series 2016-1 Adjusted Asset Coverage Threshold Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account on such date);

(ii)                                  the Class A/B/C/D Adjusted Liquid Enhancement Amount would be less than the Class A/B/C/D Required Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account on such date); or

(iii)                               the Class A/B/C/D Letter of Credit Liquidity Amount would be less than the Class A/B/C/D Demand Note Payment Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D L/C Cash Collateral Account on such date);

then HVF II shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Class A/B/C/D Letter of Credit Expiration Date of:

A.                                    the greatest of:

(i)                                     the excess, if any, of the Series 2016-1 Adjusted Asset Coverage Threshold Amount over the Series 2016-1 Asset Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account on such date);

(ii)                                  the excess, if any, of the Class A/B/C/D Required Liquid Enhancement Amount over the Class A/B/C/D Adjusted Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account on such date); and

(iii)                               the excess, if any, of the Class A/B/C/D Demand

Note Payment Amount over the Class A/B/C/D Letter of Credit Liquidity Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D L/C Cash Collateral Account on such date);

provided that, the calculations in each of clauses (A)(i) through (A)(iii) above shall be made on such date, excluding from such calculation of each amount contained therein such Class A/B/C/D Letter of Credit but taking into account each substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date, and

B.            the amount available to be drawn on such expiring Class A/B/C/D Letter of Credit on such date.

Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (A) and (B) above on such Class A/B/C/D Letter of Credit by presenting a draft accompanied by a Class A/B/C/D Certificate of Termination Demand and shall cause the Class A/B/C/D L/C Termination Disbursements to be deposited into the Class A/B/C/D L/C Cash Collateral Account.  If the Trustee does not receive either notice from HVF II described in above on or prior to the date that is fifteen (15) Business Days prior to each Class A/B/C/D Letter of Credit Expiration Date, then the Trustee, by 12:00 noon (New York City time) on such Business Day, shall draw the full amount of such Class A/B/C/D Letter of Credit by presenting a draft accompanied by a Class A/B/C/D Certificate of Termination Demand and shall cause the Class A/B/C/D L/C Termination Disbursements to be deposited into the applicable Class A/B/C/D Cash Collateral Account.

(b)           Class A/B/C/D Letter of Credit Provider Downgrades.  HVF II shall notify the Trustee in writing within one (1) Business Day of an Authorized Officer of HVF II obtaining actual knowledge that any credit rating of any Class A/B/C/D Letter of Credit Provider has been downgraded such that such Class A/B/C/D Letter of Credit Provider would fail to qualify as a Class A/B/C/D Eligible Letter of Credit Provider were such Class A/B/C/D Letter of Credit Provider to issue a Class A/B/C/D Letter of Credit immediately following such downgrade (with respect to any Class A/B/C/D Letter of Credit Provider, a “Class A/B/C/D Downgrade Event”).  On the thirtieth (30th) day after the occurrence of any Class A/B/C/D Downgrade Event with respect to any Class A/B/C/D Letter of Credit Provider, HVF II shall notify the Trustee in writing on such date of (i) the greatest of (A) the excess, if any, of the Series 2016-1 Adjusted Asset Coverage Threshold Amount over the Series 2016-1 Asset Amount, (B) the excess, if any, of the Class A/B/C/D Required Liquid Enhancement Amount over the Class A/B/C/D Adjusted Liquid Enhancement Amount, and (C) the excess, if any, of the Class A/B/C/D Demand Note Payment Amount over the Class A/B/C/D Letter of Credit Liquidity

Amount, in the case of each of clauses (A) through (C) above, as of such date and excluding from the calculation of each amount referenced in such clauses such Class A/B/C/D Letter of Credit but taking into account each substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date, and (ii) the amount available to be drawn on such Class A/B/C/D Letter of Credit on such date (the lesser of such (i) and (ii), the “Class A/B/C/D Downgrade Withdrawal Amount”).  Upon receipt by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day of notice of any Class A/B/C/D Downgrade Event with respect to any Class A/B/C/D Letter of Credit Provider, the Trustee, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), shall draw on the Class A/B/C/D Letters of Credit issued by such Class A/B/C/D Letter of Credit Provider in an amount (in the aggregate) equal to the Downgrade Withdrawal Amount specified in such notice by presenting a draft accompanied by a Class A/B/C/D Certificate of Termination Demand and shall cause the Class A/B/C/D L/C Termination Disbursement to be deposited into a Class A/B/C/D L/C Cash Collateral Account.

(c)           Reductions in Stated Amounts of the Class A/B/C/D Letters of Credit.  If the Trustee receives a written notice from HVF II, substantially in the form of Exhibit C hereto, requesting a reduction in the stated amount of any Class A/B/C/D Letter of Credit, then the Trustee shall within two (2) Business Days of the receipt of such notice deliver to the Class A/B/C/D Letter of Credit Provider who issued such Class A/B/C/D Letter of Credit a Class A/B/C/D Notice of Reduction requesting a reduction in the stated amount of such Class A/B/C/D Letter of Credit in the amount requested in such notice effective on the date set forth in such notice; provided that, on such effective date, immediately after giving effect to the requested reduction in the stated amount of such Class A/B/C/D Letter of Credit, (i) the Class A/B/C/D Adjusted Liquid Enhancement Amount will equal or exceed the Class A/B/C/D Required Liquid Enhancement Amount, (ii) the Class A/B/C/D Letter of Credit Liquidity Amount will equal or exceed the Class A/B/C/D Demand Note Payment Amount and (iii) no Group I Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction.

(d)           Class A/B/C/D L/C Cash Collateral Account Surpluses and Class A/B/C/D Reserve Account Surpluses.

(i)            On each Payment Date, HVF II may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF II, shall, withdraw from the Class A/B/C/D Reserve Account an amount equal to the Class A/B/C/D Reserve Account Surplus, if any, and pay such Class A/B/C/D Reserve Account Surplus to HVF II.

(ii)           On each Payment Date on which there is a Class A/B/C/D L/C Cash Collateral Account Surplus, HVF II may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF II, shall, subject to the limitations set forth in this Section 5.8(d), withdraw the amount specified by HVF II from the Class A/B/C/D L/C Cash Collateral Account specified by HVF II and apply such amount in accordance with the terms of this Section 5.8(d).  The amount of any such withdrawal from the Class A/B/C/D L/C Cash Collateral Account shall be limited to the least of (a) the Class A/B/C/D Available L/C Cash Collateral Account Amount on such Payment Date, (b) the Class A/B/C/D L/C Cash Collateral Account Surplus on such Payment Date and (c) the excess, if any, of the Class A/B/C/D Letter of Credit Liquidity Amount on such Payment Date over the Class A/B/C/D Demand Note Payment Amount on such Payment Date.  Any amounts withdrawn from the Class A/B/C/D L/C Cash Collateral Account pursuant to this Section 5.8(d) shall be paid:

first, to the Class A/B/C/D Letter of Credit Providers, to the extent that there are unreimbursed Class A/B/C/D Disbursements due and owing to such Class A/B/C/D Letter of Credit Providers in respect of the Class A/B/C/D Letters of Credit, for application in accordance with the provisions of the respective Class A/B/C/D Letters of Credit, and second, to HVF II, any remaining amounts.

Section 5.9.           Certain Instructions to the Trustee.

(a)           If on any date the Class A/B/C/D Principal Deficit Amount is greater than zero or HVF II determines that there exists a Series 2016-1 Lease Principal Payment Deficit, then HVF II shall promptly provide written notice thereof to the Trustee.

(b)           On or before 10:00 a.m. (New York City time) on each Payment Date, HVF II shall notify the Trustee of the amount of any Series 2016-1 Lease Payment Deficit, such notification to be in the form of Exhibit D hereto (each a “Lease Payment Deficit Notice”).

Section 5.10.         HVF II’s Failure to Instruct the Trustee to Make a Deposit or Payment.  If HVF II fails to give notice or instructions to make any payment from or deposit into the Group I Collection Account or any Series 2016-1 Account required to be given by HVF II, at the time specified herein or in any other Series 2016-1 Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Group I Collection Account or such Series 2016-1 Account without such notice or instruction from HVF II; provided that, HVF II, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Series 2016-1 Related Document is required to be made by the Trustee at or prior to a specified time, HVF II shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.  If HVF II fails to give instructions to draw on any Class A/B/C/D Letters of Credit with respect to a Class of Series 2016-1 Notes required to be given by HVF II, at the time specified in this Series 2016-1 Supplement, the Trustee shall draw on such Class A/B/C/D Letters of Credit with respect to such Class of Series 2016-1 Notes without such instruction from HVF II; provided that, HVF II, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Class A/B/C/D Letter of Credit.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS

Section 6.1.           Representations and Warranties.  Each of HVF II and the Group I Administrator hereby makes the representations and warranties applicable to it set forth in Annex 1 hereto.

Section 6.2.           Covenants.  Each of HVF II and the Group I Administrator hereby agrees to perform and observe the covenants applicable to it set forth in Annex 2 hereto.

Section 6.3.           Closing Conditions.  The effectiveness of this Series 2016-1 Supplement is subject to the satisfaction of the conditions precedent set forth in Annex 3 hereto.

Section 6.4.           Further Assurances.

(a)           HVF II shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Series-Specific 2016-1 Collateral on behalf of the Series 2016-1 Noteholders as a perfected security interest subject to no prior Liens (other than Series 2016-1 Permitted Liens) and to carry into effect the purposes of this Series 2016-1 Supplement or the other Series 2016-1 Related Documents or to better assure and confirm unto the Trustee or the Series 2016-1 Noteholders their rights, powers and remedies hereunder, including, without limitation filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing.  If HVF II fails to perform any of its agreements or obligations under this Section 6.4(a), the Trustee shall, at the direction of the Series 2016-1 Required Noteholders, itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by HVF II upon the Trustee’s demand therefor.  The Trustee is hereby authorized to execute and file any financing statements, continuation statements or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Series-Specific 2016-1 Collateral.

(a)           Unless otherwise specified in this Series 2016-1 Supplement, if any amount payable under or in connection with any of the Series-Specific 2016-1 Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly indorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(b)           HVF II shall warrant and defend the Trustee’s right, title and interest in and to the Series-Specific 2016-1 Collateral and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Series 2016-1 Noteholders, against the claims and demands of all Persons whomsoever.

(c)           On or before March 31 of each calendar year, commencing with March 31, 2017, HVF II shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Series 2016-1 Supplement, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements, continuation statements and amendments thereto as are necessary to maintain the perfection of the lien and security interest created by this Series 2016-1 Supplement in the Series-Specific 2016-1 Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Series 2016-1 Supplement, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements, continuation statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Series 2016-1 Supplement in the Series-Specific 2016-1 Collateral until March 31 in the following calendar year.

ARTICLE VII

AMORTIZATION EVENTS

Section 7.1.           Amortization Events.  If any one of the following events shall occur:

(a)           all principal of and interest on the Series 2016-1 Notes is not paid in full on or prior to the Expected Final Payment Date;

(b)           HVF II defaults in the payment of any interest on, or other amount (for the avoidance of doubt, other than principal) payable in respect of, the Series 2016-1 Notes when due and payable and such default continues for a period of five (5) consecutive Business Days;

(c)           a Class A/B/C/D Liquid Enhancement Deficiency exists and continues to exist for at least five (5) consecutive Business Days;

(d)           any Group I Aggregate Asset Amount Deficiency exists and continues to exist for a period of five (5) consecutive Business Days;

(e)           a Group I Leasing Company Amortization Event occurs with respect to each Group I Leasing Company Note and continues for a period of five (5) consecutive Business Days;

(f)            on any Business Day, the Aggregate Group I Series Adjusted Principal Amount exceeds the Aggregate Group I Leasing Company Note Principal Amount and such excess continues to exist for ten (10) consecutive Business Days;

(g)           the Group I Collection Account, any Collateral Account in which Group I Collections are on deposit as of such date or any Series 2016-1 Account (other than the Class A/B/C/D Reserve Account and the Class A/B/C/D L/C Cash Collateral Account) shall be subject to any injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2016-1 Permitted Lien) and thirty (30) consecutive days elapse without such Lien having been released or discharged;

(h)           (i) the Class A/B/C/D Reserve Account is subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2016-1 Permitted Liens) or (ii) other than as a result of a Series 2016-1 Permitted Lien, the Trustee fails to have a valid and perfected first priority security interest in the Class A/B/C/D Reserve Account Collateral (or HVF II or any Affiliate thereof so asserts in writing), in each case, for a period of thirty (30) days and during such period the Class A/B/C/D Adjusted Liquid Enhancement Amount, excluding therefrom the Class A/B/C/D Available Reserve Account Amount, would be less than the Class A/B/C/D Required Liquid Enhancement Amount;

(i)            after the funding of the Class A/B/C/D L/C Cash Collateral Account, (i) the Class A/B/C/D L/C Cash Collateral Account is subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2016-1 Permitted Liens) or (ii) other than as a result of a Series 2016-1 Permitted Lien, the Trustee fails to have a valid and perfected first priority security interest in the Class A/B/C/D L/C Cash Collateral Account Collateral (or HVF II or any Affiliate thereof so asserts in writing), in each case, for a period of thirty (30) days and during such period the Class A/B/C/D Adjusted Liquid Enhancement Amount, excluding therefrom the Class A/B/C/D Available L/C Cash Collateral Account Amount, would be less than the Class A/B/C/D Required Liquid Enhancement Amount;

(j)            other than as a result of a Series 2016-1 Permitted Lien, the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Series 2016-1 Collateral (other than the Class A/B/C/D Reserve Account Collateral, the Class A/B/C/D L/C Cash Collateral Account Collateral or any Class A/B/C/D Letter of Credit) or HVF II or any Affiliate thereof so asserts in writing, and in any such case such cessation shall continue for thirty (30) consecutive days or such assertion shall not have been rescinded within thirty (30) consecutive days;

(k)           there shall have been filed against HVF II a notice of (i) a U.S. federal tax lien from the Internal Revenue Service, (ii) a Lien from the Pension Benefit Guaranty Corporation under the Code or Section 303(k) of ERISA for failure to make a required installment or other payment to a plan to which such section applies, or (iii) any other Lien (other than a Series 2016-1 Permitted Lien) that could reasonably be expected to attach to the assets of HVF II and, in each case, thirty (30) consecutive days elapse without such notice having been effectively withdrawn or such Lien been released or discharged;

(l)            any Group I Administrator Default shall have occurred;

(m)          any of the Series 2016-1 Related Documents or any material portion thereof shall cease, for any reason, to be in full force and effect, enforceable in accordance with its terms (other than in accordance with the terms thereof or as otherwise expressly permitted in the Series 2016-1 Related Documents) or Hertz, any Group I Leasing Company, any Group I Lessee or HVF II shall so assert any of the foregoing in writing and such written assertion shall not have been rescinded within ten (10) consecutive Business Days following the date of such written assertion, in each case, other than any such cessation (i) resulting from the application of the Bankruptcy Code (other than as a result of an Event of Bankruptcy with respect to HVF II, any Group I Leasing Company, any Group I Lessee, or Hertz in any capacity) or (ii) as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Series 2016-1 Related Documents;

(n)           any of HVF II or the HVF II General Partner fails to comply with any of its other agreements or covenants in any Series 2016-1 Related Document and the failure to so comply materially and adversely affects the interests of the Series 2016-1 Noteholders and continues to materially and adversely affect the interests of the Series 2016-1 Noteholders for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF II GP Corp. obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to HVF II by the Trustee or to HVF II and the Trustee by the Required Controlling Class Series 2016-1 Noteholders; or

(o)           any representation made by HVF II or the HVF II General Partner in any Series 2016-1 Related Document is false and such false representation materially and adversely affects the interests of the Series 2016-1 Noteholders and the event or condition that caused such representation to be false is not cured for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF II obtains actual knowledge thereof or (ii) the date that written notice thereof is given to HVF II by the Trustee or to HVF II and the Trustee by the Required Controlling Class Series 2016-1 Noteholders.

Then, in the case of:

(i)            any event described in Sections 7.1 (a) through (f), an “Amortization Event” with respect to the Series 2016-1 Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2016-1 Noteholder, and

(ii)           any event described in Sections 7.1(g) through (o), so long as such event is continuing, either the Trustee may, by written notice to HVF II, or the Required Controlling Class Series 2016-1 Noteholders may, by written notice to

HVF II and the Trustee, declare that an “Amortization Event” with respect to the Series 2016-1 Notes has occurred as of the date of the notice.

An Amortization Event, as well as any Potential Amortization Event related thereto, with respect to the Series 2016-1 Notes described in Sections 7.1(c) through (o) above may be waived with the written consent of Required Controlling Class Series 2016-1 Noteholders.  An Amortization Event, as well as any Potential Amortization Event related thereto, with respect to the Series 2016-1 Notes described in Sections 7.1(a) and (b) above may be waived with the written consent of the Class A Noteholders holding more than 50% of the Class A Principal Amount, the Class B Noteholders holding more than 50% of the Class B Principal Amount, the Class C Noteholders holding more than 50% of the Class C Principal Amount, the Class D Noteholders holding more than 50% of the Class D Principal Amount and the Class E Noteholders holding more than 50% of the Class E Principal Amount, if any, at the time of such Amortization Event or Potential Amortization Event.

For the avoidance of doubt, with respect to any Potential Amortization Event with respect to the Series 2016-1 Notes, if the event or condition giving rise (directly or indirectly) to such Potential Amortization Event ceases to be continuing (through cure, waiver or otherwise), then such Potential Amortization Event will cease to exist and will be deemed to have been cured for every purpose under the Series 2016-1 Related Documents.

ARTICLE VIII

SUBORDINATION OF NOTES

Section 8.1.           Subordination of Class B Notes.  Subject to Sections 5.3 and 5.4, no payments on account of interest with respect to the Class B Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class B Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes on such Payment Date have been paid in full.

Section 8.2.           Subordination of Class C Notes.  Subject to Sections 5.3 and 5.4, no payments on account of interest with respect to the Class C Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all Class B Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts and Class B Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class C Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date have been paid in full.

Section 8.3.           Subordination of Class D Notes.  Subject to Sections 5.3 and 5.4, no payments on account of interest with respect to the Class D Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts, Class B Deficiency Amounts and all Class C Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts, Class B Deficiency Amounts and Class C Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class D Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date have been paid in full.

Section 8.4.           Subordination of Class E Notes.  Subject to Sections 5.3 and 5.4, no payments on account of interest with respect to the Class E Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts, all Class B Deficiency Amounts, all Class C Deficiency Amounts and all Class D Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts, Class B Deficiency Amounts, Class C Deficiency Amounts and Class D Deficiency Amounts) have been paid in full; provided, that if any irrevocable letters of credit and/or reserve accounts are issued and/or established solely for the benefit of the Class E

Noteholders, any amounts available thereunder or therein may be applied to pay interest on the Class E Notes on any Payment Date notwithstanding that interest may not be paid in full on the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes on such Payment Date.  Subject to Sections 5.3 and 5.4, no payments on account of principal with respect to the Class E Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date have been paid in full; provided, that if any irrevocable letters of credit and/or reserve accounts are issued and/or established solely for the benefit of the Class E Noteholders, any amounts available thereunder or therein may be applied to pay principal of the Class E Notes on any Payment Date notwithstanding that principal may not be paid in full on the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes on such Payment Date.

Section 8.5.           When Distribution Must be Paid Over.  In the event that any Series 2016-1 Noteholder (or Series 2016-1 Note Owner) receives any payment of any principal, interest or other amounts with respect to the Series 2016-1 Notes at a time when such Series 2016-1 Noteholder (or Series 2016-1 Note Owner, as the case may be) has actual knowledge that such payment is prohibited by the preceding sections of this Article VIII, such payment shall be held by such Series 2016-1 Noteholder (or Series 2016-1 Note Owner, as the case may be) in trust for the benefit of, and shall be paid forthwith over and delivered to, the Trustee for application consistent with the preceding sections of this Article VIII.

ARTICLE IX

GENERAL

Section 9.1.           Optional/Clean-Up Call Redemption of the Series 2016-1 Notes.

(a)           On any Payment Date, HVF II may, at its option, redeem any Class of Series 2016-1 Notes (such date, with respect to such Class of Notes, the “Clean-Up Call Redemption Date”), in whole but not in part, if on such Payment Date the outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the aggregate initial principal amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus any accrued and unpaid interest thereon, each of which amounts shall be payable in accordance with Section 5.4; provided that, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

(b)           On any Payment Date, HVF II may, at its option, redeem any Class of Series 2016-1 Notes (such date, with respect to such Class of Notes, the “Early Redemption Date”), in whole but not in part, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Early Redemption Date, each of which amounts shall be payable in accordance with Section 5.4; provided that, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

(c)           If HVF II elects to redeem any Class of Series 2016-1 Notes pursuant to Sections 9.1(a) or 9.1(b), then HVF II shall notify the Trustee in writing at least 15 days prior to the intended date of redemption of (i) such intended date of redemption, and (ii) the applicable Class of Series 2016-1 Notes subject to redemption and the CUSIP number with respect to such Class.  Upon receipt of a notice of redemption from HVF II, the Trustee shall give notice of such redemption to the Series 2016-1 Noteholders of the Class of Series 2016-1 Notes to be redeemed.  Such notice by the Trustee shall be given not less than 5 days prior to the intended date of redemption.

Section 9.2.           Information.

(a)           On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), HVF II shall furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2016-1 Notes setting forth the following information (including reasonable detail of the materially constituent terms thereof, as determined by HVF II) in any reasonable format:

•                                          Aggregate Group I Principal Amount

•                                          Class A Monthly Interest Amount

•                                          Class A Principal Amount

•                                          Class A/B/C/D Adjusted Principal Amount

•                                          Class A/B/C/D Available L/C Cash Collateral Account Amount

•                                          Class A/B/C/D Available Reserve Account Amount

•                                          Class A/B/C/D Letter of Credit Amount

•                                          Class A/B/C/D Letter of Credit Liquidity Amount

•                                          Class A/B/C/D Liquid Enhancement Amount

•                                          Class A/B/C/D Principal Amount

•                                          Class A/B/C/D Required Liquid Enhancement Amount

•                                          Class A/B/C/D Required Reserve Account Amount

•                                          Class A/B/C/D Reserve Account Deficiency Amount

•                                          Class B Monthly Interest Amount

•                                          Class B Principal Amount

•                                          Class C Monthly Interest Amount

•                                          Class C Principal Amount

•                                          Class D Monthly Interest Amount

•                                          Class D Principal Amount

•                                          Class E Monthly Interest Amount (if applicable)

•                                          Class E Principal Amount (if applicable)

•                                          Determination Date

•                                          Group I Aggregate Asset Amount

•                                          Group I Aggregate Asset Amount Deficiency

•                                          Group I Aggregate Asset Coverage Threshold Amount

•                                          Group I Asset Coverage Threshold Amount

•                                          Group I Carrying Charges

•                                          Group I Cash Amount

•                                          Group I Collections

•                                          Group I Due and Unpaid Lease Payment Amount

•                                          Group I Interest Collections

•                                          Group I Percentage

•                                          Group I Principal Collections

•                                          HVF Series 2013-G1 Advance Rate

•                                          HVF Series 2013-G1 Aggregate Asset Amount

•                                          HVF Series 2013-G1 Asset Coverage Threshold Amount

•                                          Payment Date

•                                          Series 2016-1 Accrued Amounts

•                                          Series 2016-1 Adjusted Asset Coverage Threshold Amount

•                                          Series 2016-1 Asset Amount

•                                          Series 2016-1 Asset Coverage Threshold Amount

•                                          Series 2016-1 Blended Advance Rate

•                                          Series 2016-1 Capped Group I Administrator Fee Amount

•                                          Series 2016-1 Capped Group I HVF II Operating Expense Amount

•                                          Series 2016-1 Capped Group I Trustee Fee Amount

•                                          Series 2016-1 DBRS Adjusted Advance Rate

•                                          Series 2016-1 DBRS Blended Advance Rate

•                                          Series 2016-1 DBRS Concentration Adjusted Advance Rate

•                                          Series 2016-1 DBRS Concentration Excess Advance Rate Adjustment

•                                          Series 2016-1 DBRS Concentration Excess Amount

•                                          Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount

•                                          Series 2016-1 DBRS Eligible Investment Grade Program Receivable Amount

•                                          Series 2016-1 DBRS Eligible Investment Grade Program Vehicle Amount

•                                          Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount

•                                          Series 2016-1 DBRS Eligible Non-Investment Grade (Low) Program Receivable Amount

•                                          Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount

•                                          Series 2016-1 DBRS Eligible Non-Investment Grade Program Vehicle Amount

•                                          Series 2016-1 DBRS Manufacturer Concentration Excess Amount

•                                          Series 2016-1 DBRS MTM/DT Advance Rate Adjustment

•                                          Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount

•                                          Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount

•                                          Series 2016-1 DBRS Remainder AAA Amount

•                                          Series 2016-1 Excess Group I Administrator Fee Amount

•                                          Series 2016-1 Excess Group I HVF II Operating Expense Amount

•                                          Series 2016-1 Excess Group I Trustee Fee Amount

•                                          Series 2016-1 Failure Percentage

•                                          Series 2016-1 Floating Allocation Percentage

•                                          Series 2016-1 Group I Administrator Fee Amount

•                                          Series 2016-1 Group I Trustee Fee Amount

•                                          Series 2016-1 Interest Period

•                                          Series 2016-1 Invested Percentage

•                                          Series 2016-1 Market Value Average

•                                          Series 2016-1 Moody’s Adjusted Advance Rate

•                                          Series 2016-1 Moody’s Blended Advance Rate

•                                          Series 2016-1 Moody’s Concentration Adjusted Advance Rate

•                                          Series 2016-1 Moody’s Concentration Excess Advance Rate Adjustment

•                                          Series 2016-1 Moody’s Concentration Excess Amount

•                                          Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount

•                                          Series 2016-1 Moody’s Eligible Investment Grade Program Receivable Amount

•                                          Series 2016-1 Moody’s Eligible Investment Grade Program Vehicle Amount

•                                          Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount

•                                          Series 2016-1 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount

•                                          Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount

•                                          Series 2016-1 Moody’s Eligible Non-Investment Grade Program Vehicle Amount

•                                          Series 2016-1 Moody’s Manufacturer Concentration Excess Amount

•                                          Series 2016-1 Moody’s MTM/DT Advance Rate Adjustment

•                                          Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount

•                                          Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount

•                                          Series 2016-1 Moody’s Remainder AAA Amount

•                                          Series 2016-1 Non-Liened Vehicle Amount

•                                          Series 2016-1 Non-Program Fleet Market Value

•                                          Series 2016-1 Non-Program Vehicle Disposition Proceeds Percentage Average

•                                          Series 2016-1 Percentage

•                                          Series 2016-1 Principal Amount

•                                          Series 2016-1 Principal Collection Account Amount

•                                          Series 2016-1 Rapid Amortization Period

On or before the second Business Day following the Trustee’s receipt of a Monthly Noteholders’ Statement, the Trustee shall post, or cause to be posted, a copy of such Monthly Noteholders’ Statement to https://gctinvestorreporting.bnymellon.com/Home.jsp (or such other website maintained by the Trustee and available to the Series 2016-1 Noteholders, as designated from time to time by the Trustee).

(b)           Upon any amendment to any of the Series 2016-1 Related Documents, HVF II shall promptly, and in any event in not more than 5 (five) Business Days thereafter, provide the amended version of such Series 2016-1 Related Document to the Trustee, and the Trustee shall furnish a copy of such amended Series 2016-1 Related Document no later than the second succeeding Business Day following such receipt by the Trustee, which obligation to furnish shall be deemed satisfied upon the Trustee’s posting, or causing to be posted, such amended Series 2016-1 Related Document to the website specified in clause (a) above (or any successor or replacement website, in accordance with such clause (a)).

Section 9.3.           Confidentiality.  The Trustee and each Series 2016-1 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2016-1 Note, that it shall not disclose any Confidential Information to any Person without the prior written consent of HVF II, which such consent must be evident in a writing signed by an Authorized Officer of HVF II, other than (a) to their Affiliates and their officers, directors, employees, agents and advisors (including legal counsel and accountants) and to actual or prospective assignees and participants, and then only on a confidential basis and excluding any Affiliate, its officers, directors, employees, agents and advisors (including legal counsel and accountants), any prospective assignee and any participant, in each case that is a Disqualified Party, (b) as required by a court or administrative order or decree, governmental or regulatory authority or self-regulatory organization or required by any statute, law, rule or regulation or judicial process (including any subpoena or similar legal process), (c) to any Rating Agency providing a rating for the Series 2016-1 Notes or any other nationally-recognized rating agency that requires access to information to effect compliance with any disclosure obligations under applicable laws or regulations, (d) in the course of litigation with HVF II, the Group I Administrator or Hertz or (e) any Series 2016-1 Noteholder.

Section 9.4.           Ratification of Group I Indenture.  As supplemented by this Series 2016-1 Supplement, the Group I Indenture is in all respects ratified and confirmed and the Group I Indenture as so supplemented by this Series 2016-1 Supplement shall be read, taken, and construed as one and the same instrument (except as otherwise specified herein).

Section 9.5.           Notice to the Rating Agencies.  The Trustee shall provide to each Rating Agency a copy of each notice to the Series 2016-1 Noteholders, Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series 2016-1

Supplement or any other Group I Related Document.  The Trustee shall provide notice to each Rating Agency of any consent by the Series 2016-1 Noteholders to the waiver of the occurrence of any Amortization Event with respect to the Series 2016-1 Notes.  HVF II will provide each Rating Agency rating the Series 2016-1 Notes with a copy of any operative Group I Manufacturer Program upon written request by such Rating Agency.

Section 9.6.           Third Party Beneficiary.  Nothing in this Series 2016-1 Supplement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their successors and assigns expressly permitted herein) any legal or equitable right, remedy or claim under or by reason of this Series 2016-1 Supplement.

Section 9.7.           Counterparts.  This Series 2016-1 Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Series 2016-1 Supplement.

Section 9.8.           Governing Law.  THIS SERIES 2016-1 SUPPLEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS SERIES 2016-1 SUPPLEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 9.9.           Amendments.

(a)           This Series 2016-1 Supplement may be amended in writing from time to time by HVF II and the Trustee, with the consent of the Series 2016-1 Required Noteholders; provided that, the consent of the Series 2016-1 Required Noteholders shall not be required to effect any amendment that does not materially adversely affect the interests of the Series 2016-1 Noteholders (and the lack of any such material adverse effect shall be evidenced by an Officer’s Certificate of HVF II); provided further that, notwithstanding the foregoing, without the consent of each Series 2016-1 Noteholder, no amendment, waiver (other than any waiver effected pursuant to Section 7.1 of this Series 2016-1 Supplement) or modification shall:

(i)            amend or modify the definition of “Required Controlling Class Series 2016-1 Noteholders” in this Series 2016-1 Supplement or otherwise reduce the percentage of Series 2016-1 Noteholders whose consent is required to take any particular action hereunder;

(ii)           extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Series 2016-1 Note (or reduce the principal amount of or rate of interest on any Series 2016-1 Note or otherwise change the manner in which interest is calculated); or

(iii)          amend or modify Section 2.1(a), Section 4.1, Section 5.3, Section 5.4, Section 5.5, Section 7.1 (other than pursuant to any waiver effected pursuant to Section 7.1 of this Series 2016-1 Supplement), this Section 9.9 or Section 9.18, or otherwise amend or modify any provision relating to the amendment or modification of this Series 2016-1 Supplement or that pursuant to the Series 2016-1 Related Documents would require the consent of 100% of the Series 2016-1 Noteholders or each Series 2016-1 Noteholder affected by such amendment or modification;

provided further that, notwithstanding anything to the contrary in this Series 2016-1 Supplement or any other Series 2016-1 Related Document, this Series 2016-1 Supplement may be amended to provide for the issuance of any Class E Notes in accordance with Section 9.18 without the consent of any Class A Noteholder, Class B Noteholder, Class C Noteholder or Class D Noteholder.

(b)           Any amendment to this Series 2016-1 Supplement shall be subject to the satisfaction of the Series 2016-1 Rating Agency Condition (unless otherwise consented to in writing by each Series 2016-1 Noteholder).

(c)           Each amendment or other modification to this Series 2016-1 Supplement shall be set forth in a Series 2016-1 Supplemental Indenture.  The initial effectiveness of each Series 2016-1 Supplemental Indenture shall be subject to the satisfaction of the Series 2016-1 Rating Agency Condition and the delivery to the Trustee of an Opinion of Counsel (which may be based on an Officer’s Certificate) that such Series 2016-1 Supplemental Indenture is authorized or permitted by this Series 2016-1 Supplement.

(d)           The Trustee shall sign any Series 2016-1 Supplemental Indenture authorized or permitted pursuant to this Section 9.9 if such Series 2016-1 Supplemental Indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee, and if such Series 2016-1 Supplemental Indenture does adversely affect the rights, duties, liabilities or immunities of the Trustee, then the Trustee may, but need not, sign it.  In signing such Series 2016-1 Supplemental Indenture, the Trustee shall be entitled to receive, if requested, and, subject to Section 7.2 of the Base Indenture, shall be fully protected in relying upon, an Officer’s Certificate of HVF II and an Opinion of Counsel (which may be based on an Officer’s Certificate) as conclusive evidence that such Series 2016-1 Supplemental Indenture is authorized or permitted by this Series 2016-1 Supplement and that all conditions precedent have been satisfied, and that it will be valid and binding upon HVF II in accordance with its terms.

Section 9.10.         Group I Administrator to Act on Behalf of HVF II.  Pursuant to the Group I Administration Agreement, the Group I Administrator has agreed to provide certain services to HVF II and to take certain actions on behalf of HVF II, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by HVF II pursuant to this Series 2016-1 Supplement.  Each Group I Noteholder by its acceptance of a Group I Note and the Trustee by its execution hereof, hereby consents to the provision of such services and the taking of such action by the Group I Administrator in lieu of HVF II and hereby agrees that HVF II’s obligations hereunder with respect to any such services performed or action taken shall be deemed satisfied to the extent performed or taken by the Group I Administrator and to the extent so performed or taken by the Group I Administrator shall be deemed for all purposes hereunder to have been so performed or taken by HVF II; provided that, for the avoidance of doubt, none of the foregoing shall create any payment obligation of the Group I Administrator or relieve HVF II of any payment obligation hereunder.

Section 9.11.         Successors.  All agreements of HVF II in this Series 2016-1 Supplement and with respect to the Series 2016-1 Notes shall bind its successor; provided, however, except as provided in Section 9.9, HVF II may not assign its obligations or rights under this Series 2016-1 Supplement or any Series 2016-1 Note.  All agreements of the Trustee in this Series 2016-1 Supplement shall bind its successor.

Section 9.12.         Termination of Series Supplement.  This Series 2016-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2016-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2016-1 Notes that have been replaced or paid) to the Trustee for cancellation, (ii) HVF II has paid all sums payable hereunder, and (iii) the Class A/B/C/D Demand Note Payment Amount is equal to zero or the Class A/B/C/D Letter of Credit Liquidity Amount is equal to zero.

Section 9.13.         Electronic Execution.  This Series 2016-1 Supplement may be transmitted and/or signed by facsimile or other electronic means (i.e., a “pdf” or “tiff”).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each party hereto.  The words “execution,” “signed,” “signature,” and words of like import in this Series 2016-1 Supplement or in any amendment or other modification hereof (including, without limitation, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be.

Section 9.14.         Additional UCC Representations.  Without limiting any other representation or warranty given by HVF II in the Group I Indenture, HVF II hereby makes the representations and warranties set forth in Exhibit G hereto for the benefit of the Trustee and the Series 2016-1 Noteholders, in each case, as of the date hereof.

Section 9.15.         Notices.  Unless otherwise specified herein, all notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of HVF II and the Trustee, in the manner set forth in Section 10.1 of the Base Indenture, and (ii) in the case of the Group I Administrator, unless otherwise specified by the Group I Administrator by notice to the respective parties hereto, to:

The Hertz Corporation
225 Brae Boulevard
Park Ridge, NJ  07656
Attention:  Treasury Department

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.

Section 9.16.         Submission to Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Base Indenture, the Group I Supplement, this Series 2016-1 Supplement, the Series 2016-1 Notes or the transactions contemplated hereby, or for recognition or enforcement of any judgment arising out of or relating to the Base Indenture, the Group I Supplement, this Series 2016-1 Supplement, the Series 2016-1 Notes or the transactions contemplated hereby; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; and (v) consents to service of process in the manner provided for notices in Section 9.15 (provided that, nothing in this Series 2016-1 Supplement shall affect the right of any such party to serve process in any other manner permitted by law).

Section 9.17.         Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE BASE INDENTURE, THE GROUP I SUPPLEMENT, THIS SERIES 2016-1 SUPPLEMENT, THE SERIES 2016-1 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.18.         Issuance of Class E Notes.  No Class E Notes shall be issued on the Series 2016-1 Closing Date.  On any date during the Series 2016-1 Revolving Period, HVF II may issue Class E Notes, subject only to the satisfaction of the following conditions precedent:

(a)           HVF II and the Trustee shall have entered into an amendment to this Series 2016-1 Supplement providing (a) that the Class E Notes will bear a fixed rate of interest, determined on or prior to the Class E Notes Closing Date, (b) that the expected final payment date for the Class E Notes will be the Expected Final Payment Date, (c) that the principal amount of the Class E Notes will be due and payable on the Legal Final Payment Date, and (d) payment mechanics with respect to the Class E Notes substantially similar to those with respect to the Class A/B/C/D Notes (other than as set forth below) and such other provisions with respect to the Class E Notes as may be required for such issuance;

(b)           The Trustee shall have received a Company Request at least two (2) Business Days (or such shorter time as is acceptable to the Trustee) in advance of the proposed closing date for the issuance of the Class E Notes (such closing date, the “Class E Notes Closing Date”) requesting that the Trustee authenticate and deliver the Class E Notes specified in such Company Request (such specified Class E Notes, the “Proposed Class E Notes”);

(c)           The Trustee shall have received a Company Order authorizing and directing the authentication and delivery of the Proposed Class E Notes, by the Trustee and specifying the designation of each such Proposed Class E Notes, the Class E Initial Principal Amount (or the method for calculating the Class E Initial Principal Amount) of such Proposed Class E Notes to be authenticated and the Note Rate with respect to such Proposed Class E Notes;

(d)           The Trustee shall have received an Officer’s Certificate of HVF II dated as of the Class E Notes Closing Date to the effect that:

(i)            no Amortization Event with respect to the Series 2016-1 Notes, Class A/B/C/D Liquidation Event, Group I Aggregate Asset Amount Deficiency, or Class A/B/C/D Liquid Enhancement Deficiency is then continuing or will occur as a result of the issuance of such Proposed Class E Notes;

(ii)           all conditions precedent provided in this Series 2016-1 Supplement with respect to the authentication and delivery of such Proposed Class E Notes have been complied with or waived; and

(iii)          the issuance of such Proposed Class E Notes and any related amendments to this Series 2016-1 Supplement and any Series 2016-1 Related Documents will not reduce the availability of the Class A/B/C/D Liquid Enhancement Amount to support the payment of interest on or principal of the Class A/B/C/D Notes;

(e)           No amendments to this Series 2016-1 Supplement or any Series 2016-1 Related Documents in connection with the issuance of the Proposed Class E Notes may provide for:

(i)            the application of amounts available under the Class A/B/C/D Letters of Credit or the Class A/B/C/D Reserve Account to support the payment of interest on or principal of the Class E Notes while any of the Class A/B/C/D Notes remain outstanding;

(ii)           payment of interest to any Class E Notes on any Payment Date until all interest due on the Class A/B/C/D Notes on such Payment Date has been paid, provided that, such amendment may provide for the provision of demand notes, irrevocable letters of credit and/or the establishment of a reserve account, in each case solely for the benefit of the Class E Noteholders, and any amounts available thereunder or therein may be applied to pay interest on the Class E Notes on any Payment Date notwithstanding that interest may not be paid in full on any of the Class A/B/C/D Notes on such Payment Date, subject only to the requirement that such amendment may not reduce the availability of the Class A/B/C/D Liquid Enhancement Amount to support the payment of interest on or principal of the Class A/B/C/D Notes in any material respect;

(iii)          during the Series 2016-1 Rapid Amortization Period, payment of principal of the Class E Notes until the principal amount of the Class A/B/C/D Notes has been paid in full, unless such payment is made with proceeds of incremental enhancement provided solely for the benefit of the Class E Notes;

(iv)          any incremental voting rights in respect of the Class E Notes, for so long as any Class A/B/C/D Notes remain outstanding, other than (x) with respect to amendments to the Base Indenture, Group I Supplement or this Series 2016-1 Supplement that expressly require the consent of each Noteholder, Group I Noteholder or Series 2016-1 Noteholder, as the case may be, materially adversely affected thereby or (y) with respect to amendments to this Series 2016-1 Supplement, any amendment that relates solely to the Class E Notes (as evidenced by an Officer’s Certificate of HVF II); or

(v)           the addition of any Amortization Event with respect to the Series 2016-1 Notes other than those related to payment defaults on the Class E Notes similar to those in respect of the Class A/B/C/D Notes and credit enhancement or liquid enhancement deficiencies in respect of the credit enhancement or liquid enhancement solely supporting the Class E Notes similar to those in respect of the Class A/B/C/D Notes;

(f)            The Trustee shall have received opinions of counsel (which, as to factual matters, may be based upon an Officer’s Certificate of HVF II) substantially similar to those received in connection with the initial issuance of the Class A/B/C/D Notes substantially to the effect that:

(i)            the issuance of the Proposed Class E Notes will not adversely affect the U.S. federal income tax characterization of any Series of Notes outstanding or Class thereof that was (based upon an Opinion of Counsel) characterized as indebtedness for U.S. federal income tax purposes at the time of their issuance and HVF II will not be classified as an association or as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes as a result of such issuance;

(ii)           all conditions precedent provided for in the Group I Indenture and this Series 2016-1 Supplement with respect to the authentication and delivery of the Proposed Class E Notes have been complied with or waived; and

(iii)          the Proposed Class E Notes have been duly authorized and executed and such Proposed Class E Notes (when authenticated and delivered in accordance with the provisions of the Group I Indenture and this Series 2016-1 Supplement) and any amendments to this Series 2016-1 Supplement and any Series 2016-1 Related Documents will constitute valid, binding and enforceable obligations of HVF II, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(g)           The Series 2016-1 Rating Agency Condition shall have been satisfied with respect to the issuance of the Proposed Class E Notes and the execution of any related amendments to this Series 2016-1 Supplement and/or any other Series 2016-1 Related Document.

IN WITNESS WHEREOF, HVF II, the Trustee and the Group I Administrator have caused this Series 2016-1 Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HERTZ VEHICLE FINANCING II LP, as Issuer

By: HVF II GP CORP., its General Partner

By:	/s/ R. Scott Massengill
	Name:	R. Scott Massengill
	Title:	Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

THE HERTZ CORPORATION, as Group I
Administrator

By:	/s/ R. Scott Massengill
	Name:	R. Scott Massengill
	Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO HVF II SERIES 2016-1 SUPPLEMENT]

SCHEDULE I

TO THE SERIES 2016-1 SUPPLEMENT

DEFINITIONS LIST

“144A Global Notes” has the meaning specified in Section 2.1(d) of this Series 2016-1 Supplement.

“Additional Group I Leasing Company Liquidation Event” means an Amortization Event that occurred and is continuing under Section 7.1(f) as a result of any Group I Leasing Company Amortization Event arising under Section 10.1(c), (d), (g) or (k) of the HVF Series 2013-G1 Supplement.

“Applicable Procedures” has the meaning specified in Section 2.2(f) of this Series 2016-1 Supplement.

“Benefit Plan” means (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) any “plan” (as defined in Section 4975(E)(1) of the Code) that is subject to Section 4975 of the Code or (iii) any entity deemed to hold the “assets” of any such employee benefit plan or plan (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise under ERISA).

“Blackbook Guide” means the Black Book Official Finance/Lease Guide.

“BNY” means The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, and its successors and assigns.

“Class” means a class of the Series 2016-1 Notes, which may be the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, or, if issued, the Class E Notes.

“Class A Deficiency Amount” has the meaning specified in Section 3.1(a) of this Series 2016-1 Supplement.

“Class A Global Note” means a Class A Note that is a Regulation S Global Note or a 144A Global Note.

“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes, which is $332,902,000.

“Class A Monthly Interest Amount” means, (a) with respect to the initial Series 2016-1 Interest Period, an amount equal to the product of (i) the Class A Note Rate, (ii) the Class A Initial Principal Amount, and (iii) 44/360, and (b) with respect to each Series 2016-1 Interest Period thereafter, an amount equal to sum of (i) the product of (A) one-twelfth of the Class A Note Rate, and (B) the Class A Principal Amount as of the

first day of such Series 2016-1 Interest Period, after giving effect to any principal payments made on such date, plus (ii) the aggregate amount of any unpaid Class A Deficiency Amounts, after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amounts at the Class A Note Rate).

“Class A Note Owner” means, with respect to any Class A Note that is a Class A Global Note, any Person who is a beneficial owner of an interest in such Class A Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class A Note Rate” means 2.32% per annum.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Series 2016-1 Fixed Rate Rental Car Asset Backed Notes, Class A, executed by HVF II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1 or Exhibit A-1-2 to this Series 2016-1 Supplement.

“Class A Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A Initial Principal Amount minus (b) the amount of principal payments made to the Class A Noteholders on or prior to such date minus (c) the principal amount of any Class A Notes that have been delivered to the Trustee for cancellation pursuant to the Group I Indenture and for which no replacement Class A Note was issued on or prior to such date.

“Class A/B/C Notes” means the Class A Notes, the Class B Notes, and the Class C Notes, collectively.

“Class A/B/C Purchase Agreement” means the Purchase Agreement in respect of the Class A Notes, Class B Notes and Class C Notes, dated February 4, 2016, by and among HVF II, Hertz and Barclays Capital Inc. (“Barclays”) and Deutsche Bank Securities Inc. (“DB”) on behalf of Barclays, DB, BNP Paribas Securities Corp., Natixis Securities Americas LLC and RBS Securities Inc., as initial purchasers of the Class A/B/C Notes.

“Class A/B/C/D Adjusted Liquid Enhancement Amount” means, as of any date of determination, the Class A/B/C/D Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Class A/B/C/D Defaulted Letter of Credit, as of such date.

“Class A/B/C/D Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A/B/C/D Principal Amount as of such date over (B) the Series 2016-1 Principal Collection Account Amount as of such date.

“Class A/B/C/D Available L/C Cash Collateral Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Class A/B/C/D L/C Cash Collateral Account as of such date.

“Class A/B/C/D Available Reserve Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Class A/B/C/D Reserve Account as of such date.

“Class A/B/C/D Certificate of Credit Demand” means a certificate substantially in the form of Annex A to a Class A/B/C/D Letter of Credit.

“Class A/B/C/D Certificate of Preference Payment Demand” means a certificate substantially in the form of Annex C to a Class A/B/C/D Letter of Credit.

“Class A/B/C/D Certificate of Termination Demand” means a certificate substantially in the form of Annex D to a Class A/B/C/D Letter of Credit.

“Class A/B/C/D Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to Class A/B/C/D Letter of Credit.

“Class A/B/C/D Defaulted Letter of Credit” means, as of any date of determination, each Class A/B/C/D Letter of Credit that, as of such date, an Authorized Officer of the Group I Administrator has actual knowledge that:

(A) such Class A/B/C/D Letter of Credit is not in full force and effect (other than in accordance with its terms or otherwise as expressly permitted in such Class A/B/C/D Letter of Credit),

(B) an Event of Bankruptcy has occurred with respect to the Class A/B/C/D Letter of Credit Provider of such Class A/B/C/D Letter of Credit and is continuing,

(C) such Class A/B/C/D Letter of Credit Provider has repudiated such Class A/B/C/D Letter of Credit or such Class A/B/C/D Letter of Credit Provider has failed to honor a draw thereon made in accordance with the terms thereof, or

(D) a Class A/B/C/D Downgrade Event has occurred and is continuing for at least thirty (30) consecutive days with respect to the Class A/B/C/D Letter of Credit Provider of such Class A/B/C/D Letter of Credit.

“Class A/B/C/D Demand Note” means each demand note made by Hertz, substantially in the form of Exhibit B-2 to this Series 2016-1 Supplement.

“Class A/B/C/D Demand Note Payment Amount” means, as of any date of determination, the excess, if any, of (a) the aggregate amount of all proceeds of demands made on the Class A/B/C/D Demand Note that were deposited into the Series 2016-1 Distribution Account and paid to the Series 2016-1 Noteholders during the one (1) year period ending on such date of determination over (b) the amount of any Preference Amount relating to such proceeds that has been repaid to HVF II (or any payee of HVF

II) with the proceeds of any Class A/B/C/D L/C Preference Payment Disbursement (or any withdrawal from any Class A/B/C/D L/C Cash Collateral Account); provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred on or before such date of determination, the Class A/B/C/D Demand Note Payment Amount shall equal (i) on any date of determination until the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings (or on any earlier date upon which the statute of limitations in respect of avoidance actions in such proceedings has run or when such actions otherwise become unavailable to the bankruptcy estate), the Class A/B/C/D Demand Note Payment Amount as if it were calculated as of the date of the occurrence of such Event of Bankruptcy and (ii) on any date of determination thereafter, $0.

“Class A/B/C/D Demand Notice” has the meaning specified in Section 5.6(c) of this Series 2016-1 Supplement.

“Class A/B/C/D Disbursement” shall mean any Class A/B/C/D L/C Credit Disbursement, any Class A/B/C/D Preference Payment Disbursement, any Class A/B/C/D L/C Termination Disbursement or any Class A/B/C/D L/C Unpaid Demand Note Disbursement under the Class A/B/C/D Letters of Credit or any combination thereof, as the context may require.

“Class A/B/C/D Downgrade Event” has the meaning specified in Section 5.8(b) of this Series 2016-1 Supplement.

“Class A/B/C/D Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Class A/B/C/D Letter of Credit, (i) if such Person has a long-term senior unsecured debt rating (or the equivalent thereof) from DBRS and DBRS is rating any Class of Series 2016-1 Notes at such time, then a long-term senior unsecured debt rating (or the equivalent thereof) from DBRS of at least “A (high)”, (ii) if such Person has a short-term senior unsecured debt credit rating (or the equivalent thereof) from DBRS and DBRS is rating any Class of Series 2016-1 Notes at such time, then a short-term senior unsecured debt credit rating (or the equivalent thereof) from DBRS of at least “R-1”, (iii) if such Person has a long-term issuer default rating from Fitch and Fitch is rating any Class of Series 2016-1 Notes at such time, then a long-term issuer default rating from Fitch of at least “A”, (iv) if such Person has a short-term issuer default rating from Fitch and Fitch is rating any Class of Series 2016-1 Notes at such time, then a short-term issuer default rating from Fitch of at least “F1”, (v) if such Person has a long-term senior unsecured debt rating (or the equivalent thereof) from Moody’s and Moody’s is rating any Class of Series 2016-1 Notes at such time, then a long-term senior unsecured debt rating (or the equivalent thereof) from Moody’s of at least “A1”, and (vi) if such Person has a short-term senior unsecured debt credit rating (or the equivalent thereof) from Moody’s and Moody’s is rating any Class of Series 2016-1 Notes at such time, then a short-term senior unsecured debt credit rating (or the equivalent thereof) from Moody’s of at least “P-1”.

“Class A/B/C/D L/C Cash Collateral Account” has the meaning specified in Section 4.2(a) of this Series 2016-1 Supplement.

“Class A/B/C/D L/C Cash Collateral Account Collateral” means the Series 2016-1 Account Collateral with respect to the Class A/B/C/D L/C Cash Collateral Account.

“Class A/B/C/D L/C Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Class A/B/C/D Available Cash Collateral Account Amount and (b) the excess, if any, of the Class A/B/C/D Adjusted Liquid Enhancement Amount over the Class A/B/C/D Required Liquid Enhancement Amount on such Payment Date.

“Class A/B/C/D L/C Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A/B/C/D Available Cash Collateral Account Amount as of such date and the denominator of which is the Class A/B/C/D Letter of Credit Liquidity Amount as of such date.

“Class A/B/C/D L/C Credit Disbursement” means an amount drawn under a Class A/B/C/D Letter of Credit pursuant to a Class A/B/C/D Certificate of Credit Demand.

“Class A/B/C/D L/C Preference Payment Disbursement” means an amount drawn under a Class A/B/C/D Letter of Credit pursuant to a Class A/B/C/D Certificate of Preference Payment Demand.

“Class A/B/C/D L/C Termination Disbursement” means an amount drawn under a Class A/B/C/D Letter of Credit pursuant to a Class A/B/C/D Certificate of Termination Demand.

“Class A/B/C/D L/C Unpaid Demand Note Disbursement” means an amount drawn under a Class A/B/C/D Letter of Credit pursuant to a Class A/B/C/D Certificate of Unpaid Demand Note Demand.

“Class A/B/C/D Letter of Credit” means an irrevocable letter of credit (i) substantially in the form of Exhibit F to this Series 2016-1 Supplement and issued by a Class A/B/C/D Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2016-1 Noteholders or (ii) if issued after the Series 2016-1 Closing Date and not substantially in the form of Exhibit F to this Series 2016-1 Supplement, that satisfies the Series 2016-1 Rating Agency Condition.

“Class A/B/C/D Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn as of such date under the Class A/B/C/D Letters of Credit, as specified therein, and (ii) if the Class A/B/C/D L/C Cash Collateral Account has been established and funded pursuant to Section 4.2(a)(ii), the Class A/B/C/D Available L/C Cash Collateral Account

Amount as of such date and (b) the aggregate undrawn principal amount of the Class A/B/C/D Demand Note as of such date.

“Class A/B/C/D Letter of Credit Expiration Date” means, with respect to any Class A/B/C/D Letter of Credit, the expiration date set forth in such Class A/B/C/D Letter of Credit, as such date may be extended in accordance with the terms of such Class A/B/C/D Letter of Credit.

“Class A/B/C/D Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn as of such date under each Class A/B/C/D Letter of Credit, as specified therein, and (b) if a Class A/B/C/D L/C Cash Collateral Account has been established pursuant to Section 4.2(a)(ii), the Class A/B/C/D Available L/C Cash Collateral Account Amount as of such date.

“Class A/B/C/D Letter of Credit Provider” means each issuer of a Class A/B/C/D Letter of Credit.

“Class A/B/C/D Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Class A/B/C/D Letter of Credit Liquidity Amount and (b) the Class A/B/C/D Available Reserve Account Amount as of such date.

“Class A/B/C/D Liquid Enhancement Deficiency” means, as of any date of determination, the Class A/B/C/D Adjusted Liquid Enhancement Amount is less than the Class A/B/C/D Required Liquid Enhancement Amount as of such date.

“Class A/B/C/D Note Owner” means the Class A Note Owners, the Class B Note Owners, the Class C Note Owners, and the Class D Note Owners, collectively.

“Class A/B/C/D Notes” means the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes, collectively.

“Class A/B/C/D Notice of Reduction” means a notice in the form of Annex E to a Class A/B/C/D Letter of Credit.

“Class A/B/C/D Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount and the Class D Principal Amount, in each case, as of such date.

“Class A/B/C/D Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Class A/B/C/D Adjusted Principal Amount on such date over (b) the Series 2016-1 Asset Amount on such date; provided, however, the Class A/B/C/D Principal Deficit Amount on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Hertz of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Hertz shall have resumed making all payments of Monthly Variable Rent required to be made by it under the Group I Leases, shall mean the excess, if any, of (x) the Class A/B/C/D Adjusted Principal Amount on such date over (y) the sum of (1) the Series 2016-1 Asset Amount on such date and (2) the lesser of (a) the Class A/B/C/D Liquid Enhancement Amount on such date and (b) the Class A/B/C/D Required Liquid Enhancement Amount on such date.

“Class A/B/C/D Required Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) 2.50% and (b) the Class A/B/C/D Adjusted Principal Amount as of such date.

“Class A/B/C/D Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of:

(a) the excess, if any, of

(i) the Class A/B/C/D Required Liquid Enhancement Amount over

(ii) the Class A/B/C/D Letter of Credit Liquidity Amount, in each case, as of such date,

excluding from the calculation of such excess the amount available to be drawn under any Class A/B/C/D Defaulted Letter of Credit as of such date, and:

(b) the excess, if any, of:

(i) the Series 2016-1 Adjusted Asset Coverage Threshold Amount (excluding therefrom the Class A/B/C/D Available Reserve Account Amount) over

(ii) the Series 2016-1 Asset Amount, in each case as of such date.

“Class A/B/C/D Reserve Account” has the meaning specified in Section 4.2(a)(i) of this Series 2016-1 Supplement.

“Class A/B/C/D Reserve Account Collateral” means the Series 2016-1 Account Collateral with respect to the Class A/B/C/D Reserve Account.

“Class A/B/C/D Reserve Account Deficiency Amount” means, as of any date of determination, the excess, if any, of the Class A/B/C/D Required Reserve Account Amount for such date over the Class A/B/C/D Available Reserve Account Amount for such date.

“Class A/B/C/D Reserve Account Interest Withdrawal Shortfall” has the meaning specified in Section 5.5(a) of this Series 2016-1 Supplement.

“Class A/B/C/D Reserve Account Surplus” means, as of any date of determination, the excess, if any, of the Class A/B/C/D Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Class A/B/C/D Required Reserve Account Amount, in each case, as of such date.

“Class B Deficiency Amount” has the meaning specified in Section 3.1(b) of this Series 2016-1 Supplement.

“Class B Global Note” means a Class B Note that is a Regulation S Global Note or a 144A Global Note.

“Class B Initial Principal Amount” means the aggregate initial principal amount of the Class B Notes, which is $81,187,000.

“Class B Monthly Interest Amount” means, (a) with respect to the initial Series 2016-1 Interest Period, an amount equal to the product of (i) the Class B Note Rate, (ii) the Class B Initial Principal Amount, and (iii) 44/360, and (b) with respect to each Series 2016-1 Interest Period thereafter, an amount equal to sum of (i) the product of (A) one-twelfth of the Class B Note Rate, and (B) the Class B Principal Amount as of the first day of such Series 2016-1 Interest Period, after giving effect to any principal payments made on such date, plus (ii) the aggregate amount of any unpaid Class B Deficiency Amounts, after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amounts at the Class B Note Rate).

“Class B Note Owner” means, with respect to any Class B Note that is a Class B Global Note, any Person who is a beneficial owner of an interest in such Class B Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class B Note Rate” means 3.72% per annum.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Series 2016-1 Fixed Rate Rental Car Asset Backed Notes, Class B, executed by HVF II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1 or Exhibit A-2-2 to this Series 2016-1 Supplement.

“Class B Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B Initial Principal Amount minus (b) the amount of principal payments made to Class B Noteholders on or prior to such date minus (c) the principal amount of any Class B Notes that have been delivered to the Trustee for cancellation pursuant to the Group I Indenture and for which no replacement Class B Note was issued on or prior to such date.

“Class C Deficiency Amount” has the meaning specified in Section 3.1(c) of this Series 2016-1 Supplement.

“Class C Global Note” means a Class C Note that is a Regulation S Global Note or a 144A Global Note.

“Class C Initial Principal Amount” means the aggregate initial principal amount of the Class C Notes, which is $25,152,000.

“Class C Monthly Interest Amount” means, (a) with respect to the initial Series 2016-1 Interest Period, an amount equal to the product of (i) the Class C Note Rate, (ii) the Class C Initial Principal Amount, and (iii) 44/360, and (b) with respect to each Series 2016-1 Interest Period thereafter, an amount equal to sum of (i) the product of (A) one-twelfth of the Class C Note Rate, and (B) the Class C Principal Amount as of the first day of such Series 2016-1 Interest Period, after giving effect to any principal payments made on such date, plus (ii) the aggregate amount of any unpaid Class C Deficiency Amounts, after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class C Deficiency Amounts at the Class C Note Rate).

“Class C Note Owner” means, with respect to any Class C Note that is a Class C Global Note, any Person who is a beneficial owner of an interest in such Class C Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class C Note Rate” means 4.75% per annum.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” means any one of the Series 2016-1 Fixed Rate Rental Car Asset Backed Notes, Class C, executed by HVF II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-1 or Exhibit A-3-2 to this Series 2016-1 Supplement.

“Class C Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class C Initial Principal Amount minus (b) the amount of principal payments made to Class C Noteholders on or prior to such date minus (c) the principal amount of any Class C Notes that have been delivered to the Trustee for cancellation pursuant to the Group I Indenture and for which no replacement Class C Note was issued on or prior to such date.

“Class D Deficiency Amount” has the meaning specified in Section 3.1(d) of this Series 2016-1 Supplement.

“Class D Global Note” means a Class D Note that is a 144A Global Note.

“Class D Initial Principal Amount” means the aggregate initial principal amount of the Class D Notes, which is $26,549,000.

“Class D Monthly Interest Amount” means, (a) with respect to the initial Series 2016-1 Interest Period, an amount equal to the product of (i) the Class D Note Rate, (ii) the Class D Initial Principal Amount, and (iii) 44/360, and (b) with respect to each Series 2016-1 Interest Period thereafter, an amount equal to sum of (i) the product of (A) one-twelfth of the Class D Note Rate, and (B) the Class D Principal Amount as of the first day of such Series 2016-1 Interest Period, after giving effect to any principal payments made on such date, plus (ii) the aggregate amount of any unpaid Class D Deficiency Amounts, after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class D Deficiency Amounts at the Class D Note Rate).

“Class D Note Owner” means, with respect to any Class D Note that is a Class D Global Note, any Person who is a beneficial owner of an interest in such Class D Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class D Note Purchase Agreement” means the Purchase Agreement in respect of the Class D Notes, dated February 4, 2016, by and between HVF II and Hertz, as Initial Class D Note Purchaser.

“Class D Note Rate” means 5.73% per annum.

“Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register.

“Class D Notes” means any one of the Series 2016-1 Fixed Rate Rental Car Asset Backed Notes, Class D, executed by HVF II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 to this Series 2016-1 Supplement.

“Class D Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class D Initial Principal Amount minus (b) the amount of principal payments made to Class D Noteholders on or prior to such date minus (c) the principal amount of any Class D Notes that have been delivered to the Trustee for cancellation pursuant to the Group I Indenture and for which no replacement Class D Note was issued on or prior to such date.

“Class E Adjusted Asset Coverage Threshold Amount” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Class E Initial Principal Amount” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Class E Monthly Interest Amount” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Class E Note Owner” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Class E Note Rate” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Class E Noteholder” means the Person in whose name a Class E Note is registered in the Note Register.

“Class E Notes” has the meaning specified in the Preamble to this Series 2016-1 Supplement.

“Class E Notes Closing Date” has the meaning specified in Section 9.18(b) of this Series 2016-1 Supplement.

“Class E Principal Amount” will have the meaning set forth in an amendment to this Series 2016-1 Supplement entered into in accordance with Section 9.18 of this Series 2016-1 Supplement.

“Clean-Up Call Redemption Date” has the meaning specified in Section 9.1(a) of this Series 2016-1 Supplement.

“Controlling Person” means a Person (other than a Benefit Plan) that has discretionary authority or control with respect to the assets of HVF II or that provides investment advice for a fee (direct or indirect) with respect to such assets (or an “affiliate” of such a Person (as defined in the Plan Assets Regulation)).

“Corresponding DBRS Rating” means, for each Equivalent Rating Agency Rating for any Person, the DBRS rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below.

DBRS	Moody’s	S&P	Fitch
AAA	Aaa	AAA	AAA
AA(H)	Aa1	AA+	AA+
AA	Aa2	AA	AA
AA(L)	Aa3	AA-	AA-
A(H)	A1	A+	A+
A	A2	A	A
A(L)	A3	A-	A-
BBB(H)	Baa1	BBB+	BBB+
BBB	Baa2	BBB	BBB
BBB(L)	Baa3	BBB-	BBB-
BB(H)	Ba1	BB+	BB+
BB	Ba2	BB	BB
BB(L)	Ba3	BB-	BB-
B-High	B1	B+	B+

B	B2	B	B
B(L)	B3	B-	B-
CCC(H)	Caa1	CCC+	CCC
CCC	Caa2	CCC	CC
CCC(L)	Caa3	CCC-	C

“DBRS Equivalent Rating” means, with respect to any date and any Person with respect to whom DBRS does not maintain a public Relevant DBRS Rating as of such date,

(a)  if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding DBRS Ratings for such Person as of such date;

(b)  if such Person has an Equivalent Rating Agency Rating from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding DBRS Rating for such Person as of such date; and

(c)  if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding DBRS Rating for such Person as of such date.

“Determination Date” means the date five (5) Business Days prior to each Payment Date.

“Disposition Proceeds” means, with respect to each Group I/II Non-Program Vehicle, the net proceeds from the sale or disposition of such Group I/II Non-Program Vehicle to any Person (other than any portion of such proceeds payable by the Group I/II Lessee thereof pursuant to any Group I/II Lease).

“Disqualified Party” means (i) any Person engaged in the business of renting, leasing, financing or disposing of motor vehicles or equipment operating under the name “Advantage”, “Alamo”, “Amerco”, “AutoNation”, “Avis”, “Budget”, “CarMax”, “Courier Car Rentals”, “Edge Auto Rental”, “Enterprise”, “EuropCar”, “Fox”, “Midway Fleet Leasing”, “National”, “Payless”, “Red Dog Rental Services”, “Silvercar”,  “Triangle”, “Vanguard”, “ZipCar”, “Angel Aerial”, “Studio Services”; “Sixt”, “Penske”, “Sunbelt Rentals”, “United Rentals”, “ARI”, “LeasePlan”, “PHH”, “U-Haul”, “Virgin” or “Wheels” and (ii) any other Person that HVF II reasonably determines to be a competitor of HVF II or any of its Affiliates, who has been identified in a written notice delivered to the Trustee and (iii) any Affiliate of any of the foregoing.

“Downgrade Withdrawal Amount” has the meaning specified in Section 5.8(b) of this Series 2016-1 Supplement.

“Early Redemption Date” has the meaning specified in Section 9.1(b) of this Series 2016-1 Supplement.

“Equivalent Rating Agency” means each of Fitch, Moody’s and S&P.

“Equivalent Rating Agency Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Expected Final Payment Date” means the March 2019 Payment Date.

“FATCA” means Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules, guidelines or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code or analogous provisions of non-U.S. law.

“Global Notes” means, collectively, the Class A Global Notes, the Class B Global Notes, the Class C Global Notes and the Class D Global Notes that are Regulation S Global Notes or 144A Global Notes.

“Group I Indenture” means the Group I Supplement, together with the Base Indenture.

“Group I/II Eligible Vehicle” means any Group I Eligible Vehicle or any Group II Eligible Vehicle.

“Group I/II Final Base Rent” means (a) with respect to any Group I Eligible Vehicle, the Final Base Rent with respect to such Group I Eligible Vehicle and (b) with respect to any Group II Eligible Vehicle, the Group II Final Base Rent with respect to such Group II Eligible Vehicle.

“Group I/II Lease” means a Group I Lease or a Group II Lease, as applicable.

“Group I/II Lessee” means a Group I Lessee or a Group II Lessee, as applicable.

“Group I/II Net Book Value” means (a) with respect to any Group I Eligible Vehicle, the Group I Net Book Value with respect to such Group I Eligible Vehicle and (b) with respect to any Group II Eligible Vehicle, the Group II Net Book Value with respect to such Group II Eligible Vehicle.

“Group I/II Non-Program Vehicle” means any Group I Non-Program Vehicle or Group II Non-Program Vehicle.

“Group I/II Vehicle Operating Lease Commencement Date” means (a) with respect to any Group I Eligible Vehicle, the Group I Vehicle Operating Lease Commencement Date with respect to such Group I Eligible Vehicle and (b) with respect to any Group II Eligible Vehicle, the Group II Vehicle Operating Lease Commencement Date with respect to such Group II Eligible Vehicle.

“Group II Eligible Vehicle” has the meaning specified in the Group II Supplement.

“Group II Final Base Rent” means “Final Base Rent” under and as defined in the Group II Supplement.

“Group II Lease” has the meaning specified in the Group II Supplement.

“Group II Lessee” has the meaning specified in the Group II Supplement.

“Group II Non-Program Vehicle” has the meaning specified in the Group II Supplement.

“Group II Supplement” means that certain Amended and Restated Group II Supplement to the Amended and Restated Base Indenture, dated as of June 17, 2015, by and between HVF II and the Trustee.

“Group II Vehicle Operating Lease Commencement Date” has the meaning specified in the Group II Supplement.

“Initial Class D Note Purchaser” means, The Hertz Corporation as the initial purchaser of the Class D Notes pursuant to the Class D Purchase Agreement.

“Initial Resale ERISA Class D Note Owners” means purchasers of Class D Notes from the Initial Class D Note Purchaser that are Benefit Plans.

“Lease Payment Deficit Notice” has the meaning specified in Section 5.9(b) of this Series 2016-1 Supplement.

“Legal Final Payment Date” means the March 2020 Payment Date.

“Make-Whole Premium” means, with respect to any Series 2016-1 Note on its related Early Redemption Date, the present value on such Early Redemption Date of all required remaining scheduled interest payments due on such Series 2016-1 Note through the Expected Final Payment Date (excluding accrued and unpaid interest through such Early Redemption Date), computed using a discount rate equal to the Treasury Rate plus 0.25%, as calculated by HVF II (or by the HVF II’s designee).

“Monthly Blackbook Mark” means, with respect to any Group I Non-Program Vehicle, as of any date Blackbook obtains market values that it intends to return to HVF II (or the Group I Administrator on HVF II’s behalf), the market value of such Group I Non-Program Vehicle for the model class and model year of such Group I Non-

Program Vehicle based on the related Group I Lease Servicer’s records of the equipment and mileage of each Group I Non-Program Vehicle of such model class and model year, as quoted in the Blackbook Guide most recently available as of such date.

“Monthly NADA Mark” means, with respect to any Group I Non-Program Vehicle, as of any date NADA obtains market values that it intends to return to HVF II (or the Group I Administrator on HVF II’s behalf), the market value of such Group I Non-Program Vehicle for the model class and model year of such Group I Non-Program Vehicle based on the related Group I Lease Servicer’s records of the equipment and mileage of each Group I Non-Program Vehicle of such model class and model year, as quoted in the NADA Guide most recently available as of such date.

“NADA Guide” means the National Automobile Dealers Association, Official Used Car Guide, Eastern Edition.

“Note Owner” means a Class A Note Owner, a Class B Note Owner, a Class C Note Owner, a Class D Note Owner, or, if the Class E Notes have been issued, a Class E Note Owner, as applicable.

“Outstanding” means with respect to the Series 2016-1 Notes (or any Class of Series 2016-1 Notes), all Series 2016-1 Notes (or Series 2016-1 Notes of a particular Class, as applicable) theretofore authenticated and delivered under the Group I Indenture and this Series 2016-1 Supplement, except (a) Series 2016-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2016-1 Notes that have not been presented for payment but funds for the payment of which are on deposit in the Series 2016-1 Distribution Account and are available for payment in full of such Series 2016-1 Notes, and Series 2016-1 Notes that are considered paid pursuant to Section 8.1 of the Group I Supplement, and (c) Series 2016-1 Notes in exchange for or in lieu of other Series 2016-1 Notes that have been authenticated and delivered pursuant to the Group I Indenture unless proof satisfactory to the Trustee is presented that any such Series 2016-1 Notes are held by a purchaser for value.

“Past Due Rent Payment” means, with respect to any Series 2016-1 Lease Payment Deficit and any Group I Lessee, any payment of Base Rent, Monthly Variable Rent or other amounts payable by such Group I Lessee under any Group I Lease with respect to which such Series 2016-1 Lease Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Series 2016-1 Lease Payment Deficit and which payment is in satisfaction (in whole or in part) of such Series 2016-1 Lease Payment Deficit.

“Past Due Rental Payments Priorities” means the priorities of payments set forth in Section 5.7 of this Series 2016-1 Supplement.

“Permitted Investments” means negotiable instruments or securities, payable in Dollars, represented by instruments in bearer or registered in book-entry form which evidence:

(i)                                     obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;

(ii)                                  demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA” and a rating from Moody’s not lower than “Aa2” in the case of long-term unsecured obligations;

(iii)                               commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

(iv)                              bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above;

(v)                                 investments in money market funds rated “AAAm” by S&P and “Aaa-mf” by Moody’s, or otherwise approved in writing by S&P or Moody’s, as applicable;

(vi)                              Eurodollar time deposits having a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1”;

(vii)                           repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P and “P-1” by Moody’s; and

(viii)                        any other instruments or securities, if each Rating Agency then rating any outstanding Class of Series 2016-1 Notes at the request of the Issuer will not have advised in writing that the investment in such instruments or securities will result in the reduction or withdrawal of its then-current rating of such outstanding Class of Series 2016-1 Notes.

“Plan Assets Regulation” means United States Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA.

“Preference Amount” means any amount previously paid by Hertz pursuant to the Class A/B/C/D Demand Note and distributed to the Series 2016-1 Noteholders in respect of amounts owing under the Series 2016-1 Notes that is recoverable or that has been recovered (and not subsequently repaid) as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Pro Rata Share” means, with respect to each Class A/B/C/D Letter of Credit issued by any Class A/B/C/D Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Class A/B/C/D Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Class A/B/C/D Letters of Credit as of such date; provided, that solely for purposes of calculating the Pro Rata Share with respect to any Class A/B/C/D Letter of Credit Provider as of any date, if the related Class A/B/C/D Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under such Class A/B/C/D Letter of Credit made prior to such date, the available amount under such Class A/B/C/D Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Class A/B/C/D Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by Hertz for such amount (provided that the foregoing calculation shall not in any manner reduce a Class A/B/C/D Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under any of its Class A/B/C/D Letters of Credit).

“Proposed Class E Notes” has the meaning specified in Section 9.18(b) of this Series 2016-1 Supplement.

“QIB” has the meaning specified in Section 2.1(b) of this Series 2016-1 Supplement.

“Rating Agencies” means (a) with respect to the Class A Notes, DBRS, Fitch and Moody’s, and (b) with respect to the Class B Notes and the Class C Notes, DBRS and Fitch, and (c) with respect to the Class D Notes, Fitch, and (d) with respect to any Class of Series 2016-1 Notes, any other nationally recognized rating agency rating the Series 2016-1 Notes at the request of HVF II; provided that, if at any time any nationally recognized rating agency shall cease to rate any Class of Series 2016-1 Notes, such rating agency shall be deemed not to be a Rating Agency with respect to such Class of Series 2016-1 Notes for so long as such rating agency continues not to rate such Class of Series 2016-1 Notes.

“Record Date” means, with respect to any Payment Date, the last day of the Related Month; provided that with respect to the initial Payment Date the Record Date shall be the Series 2016-1 Closing Date.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning specified in Section 2.1(e) of this Series 2016-1 Supplement.

“Related Month” means, (i) with respect to any Payment Date or Determination Date, the most recently ended calendar month and (ii) with respect to any other date, the calendar month in which such date occurs.

“Relevant DBRS Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date.

“Relevant Fitch Rating” means, with respect to any Person as of any date of determination, (a) if such Person has both a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date, and (b) if such Person has only one of a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date.

“Relevant Moody’s Rating” means, with respect to any Person as of any date of determination, (a) if such Person has both a long term senior unsecured rating by Moody’s and a long term corporate family rating by Moody’s as of such date, then the higher of such two ratings as of such date, and (b) if such Person has only one of a long term senior unsecured rating by Moody’s and a long term corporate family rating by Moody’s as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Moody’s Rating with respect to such Person as of such date.

“Relevant Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody’s, the Relevant Moody’s Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date and (c) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date.

“Relevant S&P Rating” means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that, if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date.

“Required Controlling Class Series 2016-1 Noteholders” means (i) for so long as the Class A Notes are outstanding, Class A Noteholders holding more than 50% of the principal amount of the Class A Notes, (ii) if no Class A Notes are outstanding, Class B Noteholders holding more than 50% of the principal amount of the Class B Notes, (iii) if no Class A Notes or Class B Notes are outstanding, Class C Noteholders holding more than 50% of the principal amount of the Class C Notes, (iv) if no Class A Notes, Class B Notes or Class C Notes are outstanding, Class D Noteholders holding more than 50% of the principal amount of the Class D Notes, and (v) if (x) no Class A Notes, Class B Notes, Class C Notes or Class D Notes are outstanding and (y) Class E Notes have been issued and are outstanding, Class E Noteholders holding more than 50% of the principal amount of the Class E Notes.  The Required Controlling Class Series 2016-1 Noteholders shall be the “Required Series Noteholders” with respect to the Series 2016-1 Notes.

“Restricted Notes” means the Global Notes and all other Series 2016-1 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Global Notes, other than certificates transferred or exchanged upon certification as provided in Article II of this Series 2016-1 Supplement.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Intermediary” has the meaning specified in Section 4.3(a) of this Series 2016-1 Supplement.

“Senior Class of Series 2016-1 Notes” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes and the Class B Notes, (c) with respect to the Class D Notes, the Class A Notes, the Class B Notes and the Class C Notes, and (d) with respect to the Class E Notes (if issued), the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

“Senior Interest Waterfall Shortfall Amount” means, with respect to any Payment Date, the excess, if any, of (a) the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.3(a) through (h) on such Payment Date over (b) the sum of (i) the Series 2016-1 Payment Date Available Interest Amount with respect to the Series 2016-1 Interest Period ending on such Payment Date and (ii) the aggregate amount of all deposits into the Series 2016-1 Interest Collection Account with proceeds of the Class A/B/C/D Reserve Account, each Class A/B/C/D Demand Note, each Class A/B/C/D Letter of Credit and each Class A/B/C/D L/C Cash Collateral Account, in each case made since the immediately preceding Payment Date; provided that, the amount calculated pursuant to the preceding clause (b)(ii) shall be calculated on a pro forma basis and prior to giving effect to any withdrawals from the Series 2016-1 Principal Collection Account for deposit into the Series 2016-1 Interest Collection Account on such Payment Date.

“Series 2016-1 Account Collateral” has the meaning specified in Section 4.1 of this Series 2016-1 Supplement.

“Series 2016-1 Accounts” has the meaning specified in Section 4.2(a) of this Series 2016-1 Supplement.

“Series 2016-1 Accrued Amounts” means, on any date of determination, the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.3(a) through (l) that have accrued and remain unpaid as of such date.  The Series 2016-1 Accrued Amounts shall be the “Group I Accrued Amounts” with respect to the Series 2016-1 Notes.

“Series 2016-1 Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the greater of (x) the greater of (a) the excess, if any, of (i) the Series 2016-1 Asset Coverage Threshold Amount over (ii) the sum of (A) the Class A/B/C/D Letter of Credit Amount and (B) the Class A/B/C/D Available Reserve Account Amount and (b) the Class A/B/C/D Adjusted Principal Amount, in each case, as of such date and (y) the Class E Adjusted Asset Coverage Threshold Amount as of such date.  The Series 2016-1 Adjusted Asset Coverage Threshold Amount shall be the “Group I Asset Coverage Threshold Amount” with respect to the Series 2016-1 Notes.

“Series 2016-1 Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Series 2016-1 Principal Amount as of such date over (B) the Series 2016-1 Principal Collection Account Amount as of such date.  The Series 2016-1 Adjusted Principal Amount shall be the “Group I Series Adjusted Principal Amount” with respect to the Series 2016-1 Notes.

“Series 2016-1 Asset Amount” means, as of any date of determination, the product of (i) the Series 2016-1 Floating Allocation Percentage as of such date and (ii) the Group I Aggregate Asset Amount as of such date.

“Series 2016-1 Asset Coverage Threshold Amount” means, as of any date of determination, an amount equal to the Class A/B/C/D Adjusted Principal Amount divided by the Series 2016-1 Blended Advance Rate, in each case as of such date.

“Series 2016-1 Blended Advance Rate” means (a) as of any date of determination on which the Class A Notes are Outstanding, the least of the Series 2016-1 DBRS Blended Advance Rate as of such date, the Series 2016-1 Moody’s Blended Advance Rate as of such date and 88.95%, and (b) as of any date of determination on which the Class A Notes are not Outstanding, the lesser of the Series 2016-1 DBRS Blended Advance Rate as of such date and 88.95%.

“Series 2016-1 Capped Group I Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2016-1 Group I Administrator Fee Amount with respect to such Payment Date and (ii) $600,000.

“Series 2016-1 Capped Group I HVF II Operating Expense Amount” means, with respect to any Payment Date the lesser of (i) the Series 2016-1 Group I HVF II Operating Expense Amount, with respect to such Payment Date and (ii) the excess, if any, of (x) $600,000 over (y) the sum of the Series 2016-1 Group I Administrator Fee

Amount and the Series 2016-1 Group I Trustee Fee Amount, in each case with respect to such Payment Date.

“Series 2016-1 Capped Group I Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2016-1 Group I Trustee Fee Amount, with respect to such Payment Date and (ii) the excess, if any, of $600,000 over the Series 2016-1 Group I Administrator Fee Amount with respect to such Payment Date.

“Series 2016-1 Carrying Charges” means, as of any day, the sum of (in each case, exclusive of any Group I Carrying Charges):

(i) all fees or other costs, expenses and indemnity amounts, if any, payable by HVF II to:

(a) the Trustee (other than Series 2016-1 Group I Trustee Fee Amounts),

(b) the Group I Administrator (other than Series 2016-1 Group I Administrator Fee Amounts), or

(c) any other party to a Series 2016-1 Related Document,

in each case under and in accordance with such Series 2016-1 Related Document, plus

(ii) any other operating expenses of HVF II that have been invoiced as of such date and are then payable by HVF II relating the Series 2016-1 Notes.

“Series 2016-1 Closing Date” means February 11, 2016.

“Series 2016-1 Collateral” means the Group I Indenture Collateral, each Class A/B/C/D Letter of Credit, the Series 2016-1 Account Collateral with respect to each Series 2016-1 Account and each Class A/B/C/D Demand Note.

“Series 2016-1 Daily Interest Allocation” means, on each Series 2016-1 Deposit Date, the Series 2016-1 Invested Percentage (as of such date) of the aggregate amount of Group I Interest Collections deposited into the Group I Collection Account on such date.

“Series 2016-1 Daily Principal Allocation” means, on each Series 2016-1 Deposit Date, an amount equal to the Series 2016-1 Invested Percentage (as of such date) of the aggregate amount of Group I Principal Collections deposited into the Group I Collection Account on such date.

“Series 2016-1 DBRS AAA Components” means each of:

i.                  the Series 2016-1 DBRS Eligible Investment Grade Program Vehicle Amount;

ii.               the Series 2016-1 DBRS Eligible Investment Grade Program Receivable Amount;

iii.            the Series 2016-1 DBRS Eligible Non-Investment Grade Program Vehicle Amount;

iv.           the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount;

v.              the Series 2016-1 DBRS Eligible Non-Investment Grade (Low) Program Receivable Amount;

vi.           the Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount;

vii.        the Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount;

viii.     the Group I Cash Amount;

ix.           the Group I Due and Unpaid Lease Payment Amount; and

x.              the Series 2016-1 DBRS Remainder AAA Amount.

“Series 2016-1 DBRS AAA Select Component” means each Series 2016-1 DBRS AAA Component other than the Group I Due and Unpaid Lease Payment Amount.

“Series 2016-1 DBRS Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2016-1 DBRS AAA Select Component, a percentage equal to the greater of:

(a)

(i) the Series 2016-1 DBRS Baseline Advance Rate with respect to such Series 2016-1 DBRS AAA Select Component as of such date, minus

(ii) the Series 2016-1 DBRS Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2016-1 DBRS AAA Select Component, minus

(iii) the Series 2016-1 DBRS MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2016-1 DBRS AAA Select Component; and

(b) zero.

“Series 2016-1 DBRS Baseline Advance Rate” means, with respect to each Series 2016-1 DBRS AAA Select Component, the percentage set forth opposite such Series 2016-1 DBRS AAA Select Component in the following table:

Series 2016-1 DBRS AAA Select Component	Series 2016-1 DBRS Baseline Advance Rate
Series 2016-1 DBRS Eligible Investment Grade Program Vehicle Amount	91.00%
Series 2016-1 DBRS Eligible Investment Grade Program Receivable Amount	91.00%
Series 2016-1 DBRS Eligible Non-Investment Grade Program Vehicle Amount	89.00%
Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount	89.00%
Series 2016-1 DBRS Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount	86.75%
Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount	84.00%
Group I Cash Amount	100.00%
Series 2016-1 DBRS Remainder AAA Amount	0.00%

“Series 2016-1 DBRS Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2016-1 DBRS Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2016-1 DBRS Blended Advance Rate Weighting Denominator, in each case as of such date.

“Series 2016-1 DBRS Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Series 2016-1 DBRS AAA Select Component, in each case as of such date.

“Series 2016-1 DBRS Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2016-1 DBRS AAA Select Component equal to the product of such Series 2016-1 DBRS AAA Select Component and the Series 2016-1 DBRS Adjusted Advance Rate with respect to such Series 2016-1 DBRS AAA Select Component, in each case as of such date.

“Series 2016-1 DBRS Concentration Adjusted Advance Rate” means as of any date of determination,

(i) with respect to the Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Series 2016-1 DBRS Baseline Advance Rate with respect to such Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount over the Series 2016-1 DBRS Concentration Excess Advance Rate Adjustment with respect to such Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(ii) with respect to the Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Series 2016-1 DBRS Baseline Advance Rate with respect to such Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount over the Series 2016-1 DBRS Concentration Excess Advance Rate Adjustment with respect to such Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Series 2016-1 DBRS Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2016-1 DBRS AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2016-1 DBRS Concentration Excess Amount, if any, allocated to such Series 2016-1 DBRS AAA Select Component by HVF II and (B) the Series 2016-1 DBRS Baseline Advance Rate with respect to such Series 2016-1 DBRS Select AAA Component, and the denominator of which is (II) such Series 2016-1 DBRS AAA Select Component, in each case as of such date, and (b) the Series 2016-1 DBRS Baseline Advance Rate with respect to such Series 2016-1 DBRS AAA Component; provided that, the portion of the Series 2016-1 DBRS Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2016-1 DBRS AAA Select Component that was included in determining whether such Series 2016-1 DBRS Concentration Excess Amount exists.

“Series 2016-1 DBRS Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Series 2016-1 DBRS Manufacturer Concentration Excess Amount with respect to each Group I Manufacturer as of such date, if any, (ii) the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount as of such date, if any, and (iii) the Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any; provided that, for purposes of calculating this definition as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle and the amount of Series 2016-1 DBRS Eligible Manufacturer Receivables, in each case, included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount as of such date or the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, (ii) the Group I Net Book Value of any

Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount, as of such date, (iii) the amount of any Series 2016-1 DBRS Eligible Manufacturer Receivables included in the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer with respect to such Series 2016-1 DBRS Eligible Manufacturer Receivable for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount, as of such date, and (iv) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) or Series 2016-1 DBRS Eligible Manufacturer Receivables are designated as constituting (A) Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2016-1 DBRS Manufacturer Concentration Excess Amounts and (C) Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case, as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value as of such date of each Series 2016-1 DBRS Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 DBRS Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 DBRS Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 DBRS Investment Grade Manufacturers.

“Series 2016-1 DBRS Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value as of such date of each Series 2016-1 DBRS Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 DBRS Eligible Manufacturer Receivable” means, as of any date of determination:

i.                                          each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by any Group I Manufacturer that has a Relevant DBRS Rating as of such date of at least “A(L)” (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a

DBRS Equivalent Rating of at least “A(L)”) pursuant to a Group I Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable;

ii.                                       each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by any Group I Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “A(L)” and (ii) at least “BBB(L)” or (b) if such Group I Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating as of such date of (i) less than “A(L)” and (ii) at least “BBB(L)”, in either such case of the foregoing clause (a) or (b), pursuant to a Group I Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable; and

iii.                                    each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by a Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer or a Series 2016-1 DBRS Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Group I Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable.

“Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 DBRS Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 DBRS Non-Investment Grade (High) Manufacturers.

“Series 2016-1 DBRS Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 DBRS Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 DBRS Non-Investment Grade (Low) Manufacturers.

“Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value of each Series 2016-1 DBRS Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 DBRS Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of Group I Net Book Values as of such date of each Series 2016-1 DBRS Non-Investment Grade (High) Program Vehicle and each Series 2016-1 DBRS Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date.

“Series 2016-1 DBRS Investment Grade Manufacturer” means, as of any date of determination, any Group I Manufacturer that has a Relevant DBRS Rating as of such date of at least “BBB(L)” (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a DBRS Equivalent Rating of “BBB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such DBRS Equivalent Rating) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 DBRS Investment Grade Non-Program Vehicle” means, as of any date of determination, any Group I Eligible Vehicle manufactured by a Series 2016-1 DBRS Investment Grade Manufacturer that is not a Series 2016-1 DBRS Investment Grade Program Vehicle as of such date.

“Series 2016-1 DBRS Investment Grade Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 DBRS Investment Grade Manufacturer that is subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 DBRS Manufacturer Amount” means, as of any date of determination and with respect to any Group I Manufacturer, the sum of:

i.                  the aggregate Group I Net Book Value of all Group I Eligible Vehicles manufactured by such Group I Manufacturer as of such date; and

ii.               the aggregate amount of all Series 2016-1 DBRS Eligible Manufacturer Receivables with respect to such Group I Manufacturer.

“Series 2016-1 DBRS Manufacturer Concentration Excess Amount” means, with respect to any Group I Manufacturer as of any date of determination, the excess, if any, of the Series 2016-1 DBRS Manufacturer Amount with respect to such Group I Manufacturer as of such date over the Series 2016-1 Maximum Manufacturer Amount with respect to such Group I Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount as of such date, (ii) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount, as of such date, (iii) the amount of any Series 2016-1 DBRS Eligible Manufacturer Receivables included in the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer with respect to such Series 2016-1 DBRS Eligible Manufacturer Receivable for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount, as of such date, and (iv) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) or Series 2016-1 DBRS Eligible Manufacturer Receivables are to be designated as constituting (A) Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2016-1 DBRS Manufacturer Concentration Excess Amounts and (C) Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 DBRS MTM/DT Advance Rate Adjustment” means, as of any date of determination,

i.                  with respect to the Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2016-1 Failure Percentage as of such date and (ii) the Series 2016-1 DBRS Concentration Adjusted Advance Rate with respect to the Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

ii.               with respect to the Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2016-1 Failure Percentage as of such date and (ii) the Series 2016-1 DBRS Concentration Adjusted Advance Rate with respect to the Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

iii.            with respect to any other Series 2016-1 DBRS AAA Component, zero.

“Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Group I Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “BBB(L)” and (ii) at least “BB(L)”, or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “BBB(L)” as of such date and (ii) at least “BB(L)” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer as of such date over 7.5% of the Group I Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the amount of any Series 2016-1 DBRS Eligible Manufacturer Receivables with respect to any Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer included in the Series 2016-1 DBRS Manufacturer Amount for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Manufacturer Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amount, as of such date and (ii) the determination of which receivables are to be designated as constituting (A) Series 2016-1 DBRS Non-Investment Grade (High) Program Receivable Concentration Excess Amounts and (B) Series 2016-1 DBRS Manufacturer Concentration Excess Amounts, in each case as of such date, shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 DBRS Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer that is or was subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 DBRS Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Group I Manufacturer that has a Relevant DBRS Rating as of such date of less than “BB(L)” (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, a DBRS Equivalent Rating of “BB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any DBRS Equivalent Rating), such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 DBRS Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 DBRS Non-Investment Grade (Low) Manufacturer that is or was subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 DBRS Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Group I Eligible Vehicle that (i) was manufactured by a Series 2016-1 DBRS Non-Investment Grade (High) Manufacturer or a Series 2016-1 DBRS Non-Investment Grade (Low) Manufacturer and (ii) is not a Series 2016-1 DBRS Non-Investment Grade (High) Program Vehicle or a Series 2016-1 DBRS Non-Investment Grade (Low) Program Vehicle, in each case as of such date.

“Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2016-1 Non-Liened Vehicle Amount as of such date over 0.50% of the Group I Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount, as of such date, (ii) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 DBRS Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 DBRS Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 DBRS Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amount as of such date, and (iii) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) are to be designated as constituting (A) Series 2016-1 DBRS Non-Liened Vehicle Concentration Excess Amounts and (B) Series 2016-1 DBRS Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 DBRS Remainder AAA Amount” means, as of any date of determination, the excess, if any, of:

(a) the Group I Aggregate Asset Amount as of such date over

(b) the sum of:

(i) the Series 2016-1 DBRS Eligible Investment Grade Program Vehicle Amount as of such date,

(ii) the Series 2016-1 DBRS Eligible Investment Grade Program Receivable Amount as of such date,

(iii), the Series 2016-1 DBRS Eligible Non-Investment Grade Program Vehicle Amount as of such date,

(iv) the Series 2016-1 DBRS Eligible Non-Investment Grade (High) Program Receivable Amount as of such date,

(v) the Series 2016-1 DBRS Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date,

(vi) the Series 2016-1 DBRS Eligible Investment Grade Non-Program Vehicle Amount as of such date,

(vii) the Series 2016-1 DBRS Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date,

(viii) the Group I Cash Amount as of such date, and

(ix) the Group I Due and Unpaid Lease Payment Amount as of such date.

“Series 2016-1 Deposit Date” means each Business Day on which any Group I Collections are deposited into the Group I Collection Account.

“Series 2016-1 Disposed Vehicle Threshold Number” means (a) for any Determination Date on which the sum of the Group I/II Net Book Values for all Group I/II Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is greater than or equal to $6,000,000,000, 13,500 vehicles, (b) for any Determination Date on which the sum of the Group I/II Net Book Values for all Group I/II Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $6,000,000,000 and greater than or equal to $4,500,000,000, 10,000 vehicles and (c) for any Determination Date on which the sum of the Group I/II Net Book Values for all Group I/II Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $4,500,000,000, 6,500 vehicles.

“Series 2016-1 Distribution Account” has the meaning specified in Section 4.2(a)(iii) of this Series 2016-1 Supplement.

“Series 2016-1 Excess Group I Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2016-1 Group I Administrator Fee Amount with respect to such Payment Date over (ii) the Series 2016-1 Capped Group I Administrator Fee Amount with respect to such Payment Date.

“Series 2016-1 Excess Group I HVF II Operating Expense Amount” means, with respect to any Payment Date the excess, if any, of (i) the Series 2016-1 Group I HVF II Operating Expense Amount with respect to such Payment Date over (ii) the Series 2016-1 Capped Group I HVF II Operating Expense Amount with respect to such Payment Date.

“Series 2016-1 Excess Group I Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2016-1 Group I Trustee Fee Amount with respect to such Payment Date over (ii) the Series 2016-1 Capped Group I Trustee Fee Amount with respect to such Payment Date.

“Series 2016-1 Failure Percentage” means, as of any date of determination, a percentage equal to 100% minus the lower of (x) the lowest Series 2016-1 Non-Program Vehicle Disposition Proceeds Percentage Average for any Determination Date (including such date of determination) within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Series 2016-1 Closing Date) and (y) the lowest Series 2016-1 Market Value Average as of any Determination Date within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Series 2016-1 Closing Date).

“Series 2016-1 Floating Allocation Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2016-1 Adjusted Asset Coverage Threshold Amount as of such date and the denominator of which is the Group I Aggregate Asset Coverage Threshold Amount as of such date.

“Series 2016-1 Group I Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2016-1 Percentage of fees payable to the Group I Administrator pursuant to the Group I Administration Agreement on such Payment Date.

“Series 2016-1 Group I HVF II Operating Expense Amount” means, with respect to any Payment Date, the sum (without duplication) of (a) the aggregate amount of Series 2016-1 Carrying Charges on such Payment Date (excluding any Series 2016-1 Carrying Charges payable to the Series 2016-1 Noteholders) and (b) the Series 2016-1 Percentage of the Group I Carrying Charges, if any, payable by HVF II on such Payment Date (excluding any Group I Carrying Charges payable to the Series 2016-1 Noteholders).

“Series 2016-1 Group I Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2016-1 Percentage of fees payable to the Trustee with respect to the Group I Notes on such Payment Date.

“Series 2016-1 Interest Collection Account” has the meaning specified in Section 4.2(a)(i) of this Series 2016-1 Supplement.

“Series 2016-1 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2016-1 Interest Period shall commence on and include the Series 2016-1 Closing Date and end on and include March 25, 2016.

“Series 2016-1 Invested Percentage” means, on any date of determination:

(a)                                 when used with respect to Group I Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction,

(i)                                     the numerator of which shall be equal to:

(x) during the Series 2016-1 Revolving Period, the Series 2016-1 Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2016-1 Closing Date, on the Series 2016-1 Closing Date),

(y) during the Series 2016-1 Rapid Amortization Period, but prior to the first date on which an Amortization Event has been declared or has automatically occurred with respect to all Series of Group I Notes, the Series 2016-1 Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the Series 2016-1 Revolving Period, and

(z) on and after the first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Group I Notes, the Series 2016-1 Adjusted Asset Coverage Threshold Amount as of the close of business on the day immediately prior to such first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Group I Notes, and

(ii)                                  the denominator of which shall be the Group I Aggregate Asset Coverage Threshold Amount as of the same date used to determine the numerator in clause (i); provided that, if the principal amount of any other Series of Group I Notes shall have been reduced to zero on any date after the date used to determine the numerator in clause (i)(z), then the Group I Asset Coverage Threshold Amount with respect to such Series of Group I Notes shall be excluded from the calculation of the Group I Aggregate Asset Coverage Threshold Amount pursuant to this clause (ii) for any date of determination following the date on which the principal amount of such other Series of Group I Notes shall have been reduced to zero;

(b)                                 when used with respect to Group I Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Series 2016-1 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Group I Accrued Amounts with respect to all Series of Group I Notes on such date of determination.

Notwithstanding the foregoing and for the avoidance of doubt, on any date of determination after the date on which the Series 2016-1 Principal Amount shall have been reduced to zero, the Series 2016-1 Invested Percentage shall equal zero.

“Series 2016-1 Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Group I Interest Collections that pursuant to Section 5.2(a) would have been deposited into the Series 2016-1 Interest Collection Account if all payments of Monthly Variable Rent required to have been made under the Group I Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Group I Interest Collections that pursuant to Section 5.2(a) have been received for deposit into the Series 2016-1 Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2016-1 Lease Payment Deficit” means either a Series 2016-1 Lease Interest Payment Deficit or a Series 2016-1 Lease Principal Payment Deficit.

“Series 2016-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2016-1 Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) all amounts deposited into the Series 2016-1 Principal Collection Account on or prior to such Payment Date on account of such Series 2016-1 Lease Principal Payment Deficit.

“Series 2016-1 Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2016-1 Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2016-1 Lease Principal Payment Carryover Deficit for such Payment Date.

“Series 2016-1 Liquidation Event” means, so long as such event or condition continues:

(a) any Amortization Event with respect to the Series 2016-1 Notes described in clauses (a) through (d) of Section 7.1 of this Series 2016-1 Supplement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein);

(b) the Amortization Event with respect to the Series 2016-1 Notes described in clause (e) of Section 7.1 of this Series 2016-1 Supplement occurs as a result of any Additional Group I Leasing Company Liquidation Event, and both such Amortization Event and such Additional Group I Leasing Company Liquidation Event continue for thirty (30) consecutive days;

(c) any Amortization Event with respect to the Series 2016-1 Notes described in clauses (g) through (i) of Section 7.1 of this Series 2016-1 Supplement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein) after declaration thereof; or

(d) any Amortization Event specified in clauses (a) or (b) of Article IX of the Group I Supplement.

Each Series 2016-1 Liquidation Event shall be a “Group I Liquidation Event” with respect to the Series 2016-1 Notes.

“Series 2016-1 Manufacturer Percentage” means, for any Group I Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table.

Group I Manufacturer	Series 2016-1 Manufacturer Percentage
Audi	12.5
BMW	12.5
Chrysler	55.0
Fiat	35.0
Ford	55.0
GM	55.0
Honda	55.0

Group I Manufacturer	Series 2016-1 Manufacturer Percentage
Hyundai	55.0
Jaguar	12.5
Kia	35.0
Land Rover	12.5
Lexus	12.5
Mazda	35.0
Mercedes	12.5
Mini	12.5
Mitsubishi	12.5
Nissan	55.0
Smart	12.5
Subaru	12.5
Toyota	55.0
Volkswagen	55.0
Volvo	35.0
Any other individual Manufacturer	3.0

“Series 2016-1 Market Value Average” means, as of any date of determination, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Series 2016-1 Non-Program Fleet Market Value as of the three preceding Determination Dates and the denominator of which is the average of the aggregate Group I/II Net Book Value of all Group I/II Non-Program Vehicles as of such three preceding Determination Dates.

“Series 2016-1 Maximum Manufacturer Amount” means, as of any date of determination and with respect to any Group I Manufacturer, an amount equal to the product of (a) the Series 2016-1 Manufacturer Percentage for such Group I Manufacturer and (b) the Group I Aggregate Asset Amount as of such date.

“Series 2016-1 Measurement Month” on any Determination Date, means each complete calendar month, or the smallest number of consecutive complete calendar months preceding such Determination Date, in which at least the Series 2016-1 Disposed Vehicle Threshold Number of vehicles were sold to unaffiliated third parties (provided that, HVF II, in its sole discretion, may exclude salvage sales); provided, however, that no calendar month included in a single Series 2016-1 Measurement Month shall be included in any other Series 2016-1 Measurement Month.

“Series 2016-1 Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Group I Principal Collections that pursuant to Section 5.2(b) would have been deposited into the Series 2016-1 Principal Collection Account if all payments required to have been made under the Group I Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Group I Principal Collections that pursuant to Section 5.2(b) have been received for deposit into the Series 2016-1 Principal Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2016-1 Moody’s AAA Components” means each of:

i.	the Series 2016-1 Moody’s Eligible Investment Grade Program Vehicle Amount;

ii.	the Series 2016-1 Moody’s Eligible Investment Grade Program Receivable Amount;

iii.	the Series 2016-1 Moody’s Eligible Non-Investment Grade Program Vehicle Amount;

iv.	the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount;

v.	the Series 2016-1 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount;

vi.	the Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount;

vii.	the Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount;

viii.	the Group I Cash Amount;

ix.	the Group I Due and Unpaid Lease Payment Amount; and

x.	the Series 2016-1 Moody’s Remainder AAA Amount.

“Series 2016-1 Moody’s AAA Select Component” means each Series 2016-1 Moody’s AAA Component other than the Group I Due and Unpaid Lease Payment Amount.

“Series 2016-1 Moody’s Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2016-1 Moody’s AAA Select Component, a percentage equal to the greater of:

(a)

(i) the Series 2016-1 Moody’s Baseline Advance Rate with respect to such Series 2016-1 Moody’s AAA Select Component as of such date, minus

(ii) the Series 2016-1 Moody’s Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2016-1 Moody’s AAA Select Component, minus

(iii) the Series 2016-1 Moody’s MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2016-1 Moody’s AAA Select Component; and

(b) zero.

“Series 2016-1 Moody’s Baseline Advance Rate” means, with respect to each Series 2016-1 Moody’s AAA Select Component, the percentage set forth opposite such Series 2016-1 Moody’s AAA Select Component in the following table:

Series 2016-1 Moody’s AAA Select Component	Series 2016-1 Moody’s Baseline Advance Rate
Series 2016-1 Moody’s Eligible Investment Grade Program Vehicle Amount	91.00%
Series 2016-1 Moody’s Eligible Investment Grade Program Receivable Amount	91.00%
Series 2016-1 Moody’s Eligible Non-Investment Grade Program Vehicle Amount	89.00%
Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount	89.00%
Series 2016-1 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount	86.75%

Series 2016-1 Moody’s AAA Select Component	Series 2016-1 Moody’s Baseline Advance Rate
Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount	84.00%
Group I Cash Amount	100.00%
Series 2016-1 Moody’s Remainder AAA Amount	0.00%

“Series 2016-1 Moody’s Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2016-1 Moody’s Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2016-1 Moody’s Blended Advance Rate Weighting Denominator, in each case as of such date.

“Series 2016-1 Moody’s Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Series 2016-1 Moody’s AAA Select Component, in each case as of such date.

“Series 2016-1 Moody’s Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2016-1 Moody’s AAA Select Component equal to the product of such Series 2016-1 Moody’s AAA Select Component and the Series 2016-1 Moody’s Adjusted Advance Rate with respect to such Series 2016-1 Moody’s AAA Select Component, in each case as of such date.

“Series 2016-1 Moody’s Concentration Adjusted Advance Rate” means as of any date of determination,

(i) with respect to the Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Series 2016-1 Moody’s Baseline Advance Rate with respect to such Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount over the Series 2016-1 Moody’s Concentration Excess Advance Rate Adjustment with respect to such Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(ii) with respect to the Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Series 2016-1 Moody’s Baseline Advance Rate with respect to such Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount over the Series 2016-1 Moody’s Concentration Excess Advance Rate Adjustment with respect to such Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Series 2016-1 Moody’s Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2016-1 Moody’s AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2016-1 Moody’s Concentration Excess Amount, if any, allocated to such Series 2016-1 Moody’s AAA Select Component by HVF II and (B) the Series 2016-1 Moody’s Baseline Advance Rate with respect to such Series 2016-1 Moody’s Select AAA Component, and the denominator of which is (II) such Series 2016-1 Moody’s AAA Select Component, in each case as of such date, and (b) the Series 2016-1 Moody’s Baseline Advance Rate with respect to such Series 2016-1 Moody’s AAA Component; provided that, the portion of the Series 2016-1 Moody’s Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2016-1 Moody’s AAA Select Component that was included in determining whether such Series 2016-1 Moody’s Concentration Excess Amount exists.

“Series 2016-1 Moody’s Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount with respect to each Group I Manufacturer as of such date, if any, (ii) the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, if any, and (iii) the Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any; provided that, for purposes of calculating this definition as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle and the amount of Series 2016-1 Moody’s Eligible Manufacturer Receivables, in each case, included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date or the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, (ii) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount, as of such date, (iii) the amount of any Series 2016-1 Moody’s Eligible Manufacturer Receivables included in the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I

Manufacturer with respect to such Series 2016-1 Moody’s Eligible Manufacturer Receivable for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount, as of such date, and (iv) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) or Series 2016-1 Moody’s Eligible Manufacturer Receivables are designated as constituting (A) Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts and (C) Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case, as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value as of such date of each Series 2016-1 Moody’s Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 Moody’s Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 Moody’s Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 Moody’s Investment Grade Manufacturers.

“Series 2016-1 Moody’s Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value as of such date of each Series 2016-1 Moody’s Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 Moody’s Eligible Manufacturer Receivable” means, as of any date of determination:

i.              each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by any Group I Manufacturer that has a Relevant Moody’s Rating as of such date of at least “A3” pursuant to a Group I Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable;

ii.             each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by any Group I Manufacturer that (a) has a Relevant Moody’s Rating as of such date of (i) less than “A3” and (ii) at least “Baa3”, pursuant to a Group I Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable; and

iii.            each Group I Manufacturer Receivable payable to any Group I Leasing Company or the Intermediary by a Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer or a Series 2016-1 Moody’s Non-

Investment Grade (Low) Manufacturer, in any case, pursuant to a Group I Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Group I Eligible Vehicle giving rise to such Group I Manufacturer Receivable.

“Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 Moody’s Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturers.

“Series 2016-1 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2016-1 Moody’s Eligible Manufacturer Receivables payable to any Group I Leasing Company or the Intermediary, in each case, as of such date by all Series 2016-1 Moody’s Non-Investment Grade (Low) Manufacturers.

“Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value of each Series 2016-1 Moody’s Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2016-1 Moody’s Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of Group I Net Book Values as of such date of each Series 2016-1 Moody’s Non-Investment Grade (High) Program Vehicle and each Series 2016-1 Moody’s Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date.

“Series 2016-1 Moody’s Investment Grade Manufacturer” means, as of any date of determination, (a) any Group I Manufacturer that has a Relevant Moody’s Rating as of such date of at least “Baa3”, and (b) any Group I Manufacturer that (i) does not have a Relevant Moody’s Rating of at least “Baa3” as of such date, (ii) does not have a long-term corporate family rating from Moody’s as of such date, and (iii) has a long-term senior unsecured debt rating from Moody’s of at least “Ba1” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by Moody’s, such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by Moody’s for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 Moody’s Investment Grade Non-Program Vehicle” means, as of any date of determination, any Group I Eligible Vehicle manufactured by a Series

2016-1 Moody’s Investment Grade Manufacturer that is not a Series 2016-1 Moody’s Investment Grade Program Vehicle as of such date.

“Series 2016-1 Moody’s Investment Grade Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 Moody’s Investment Grade Manufacturer that is subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 Moody’s Manufacturer Amount” means, as of any date of determination and with respect to any Group I Manufacturer, the sum of:

i.                  the aggregate Group I Net Book Value of all Group I Eligible Vehicles manufactured by such Group I Manufacturer as of such date; and

ii.               the aggregate amount of all Series 2016-1 Moody’s Eligible Manufacturer Receivables with respect to such Group I Manufacturer.

“Series 2016-1 Moody’s Manufacturer Concentration Excess Amount” means, with respect to any Group I Manufacturer as of any date of determination, the excess, if any, of the Series 2016-1 Moody’s Manufacturer Amount with respect to such Group I Manufacturer as of such date over the Series 2016-1 Maximum Manufacturer Amount with respect to such Group I Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, (ii) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount, as of such date, (iii) the amount of any Series 2016-1 Moody’s Eligible Manufacturer Receivables included in the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer with respect to such Series 2016-1 Moody’s Eligible Manufacturer Receivable for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount, as of such date, and (iv) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) or Series 2016-1 Moody’s Eligible Manufacturer Receivables are to be designated as constituting (A) Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts and (C) Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 Moody’s MTM/DT Advance Rate Adjustment” means, as of any date of determination,

i.                  with respect to the Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2016-1 Failure Percentage as of such date and (ii) the Series 2016-1 Moody’s Concentration Adjusted Advance Rate with respect to the Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

ii.               with respect to the Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2016-1 Failure Percentage as of such date and (ii) the Series 2016-1 Moody’s Concentration Adjusted Advance Rate with respect to the Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

iii.            with respect to any other Series 2016-1 Moody’s AAA Component, zero.

“Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Group I Manufacturer that (a) is not a Series 2016-1 Moody’s Investment Grade Manufacturer as of such date and (b) has a Relevant Moody’s Rating of at least “Ba3” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by Moody’s, such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by Moody’s for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Series 2016-1

Moody’s Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer as of such date over 7.5% of the Group I Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the amount of any Series 2016-1 Moody’s Eligible Manufacturer Receivables with respect to any Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer included in the Series 2016-1 Moody’s Manufacturer Amount for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts as of such date, shall not be included in the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount, as of such date and (ii) the determination of which receivables are to be designated as constituting (A) Series 2016-1 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts and (B) Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts, in each case as of such date, shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 Moody’s Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer that is or was subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 Moody’s Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Group I Manufacturer that has a Relevant Moody’s Rating as of such date of less than “Ba3”; provided that, upon any withdrawal or downgrade of any rating of any Group I Manufacturer by Moody’s, such Group I Manufacturer may, in HVF II’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) Moody’s for a period of thirty (30) days following the earlier of (x) the date on which any of the Group I Administrator, any Group I Leasing Company or any Group I Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Group I Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2016-1 Moody’s Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Group I Program Vehicle manufactured by a Series 2016-1 Moody’s Non-Investment Grade (Low) Manufacturer that is or was subject to a Group I Manufacturer Program on the Group I Vehicle Operating Lease Commencement Date for such Group I Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Group I Non-Program Vehicle pursuant to Section 2.5 of the Group I HVF Lease (or such other similar section of another Group I Lease, as applicable) as of such date.

“Series 2016-1 Moody’s Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Group I Eligible Vehicle that (i) was manufactured by a Series 2016-1 Moody’s Non-Investment Grade (High) Manufacturer or a Series 2016-1 Moody’s Non-Investment Grade (Low) Manufacturer and (ii) is not a Series 2016-1 Moody’s Non-Investment Grade (High) Program Vehicle or a Series 2016-1 Moody’s Non-Investment Grade (Low) Program Vehicle, in each case as of such date.

“Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2016-1 Non-Liened Vehicle Amount as of such date over 0.50% of the Group I Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount, as of such date, (ii) the Group I Net Book Value of any Group I Eligible Vehicle included in the Series 2016-1 Moody’s Manufacturer Amount for the Group I Manufacturer of such Group I Eligible Vehicle for purposes of calculating the Series 2016-1 Moody’s Manufacturer Concentration Excess Amount and designated by HVF II to constitute Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2016-1 Non-Liened Vehicle Amount for purposes of calculating the Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, and (iii) the determination of which Group I Eligible Vehicles (or the Group I Net Book Value thereof) are to be designated as constituting (A) Series 2016-1 Moody’s Non-Liened Vehicle Concentration Excess Amounts and (B) Series 2016-1 Moody’s Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF II in its reasonable discretion.

“Series 2016-1 Moody’s Remainder AAA Amount” means, as of any date of determination, the excess, if any, of:

(a) the Group I Aggregate Asset Amount as of such date over

(b) the sum of:

(i) the Series 2016-1 Moody’s Eligible Investment Grade Program Vehicle Amount as of such date,

(ii) the Series 2016-1 Moody’s Eligible Investment Grade Program Receivable Amount as of such date,

(iii), the Series 2016-1 Moody’s Eligible Non-Investment Grade Program Vehicle Amount as of such date,

(iv) the Series 2016-1 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount as of such date,

(v) the Series 2016-1 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date,

(vi) the Series 2016-1 Moody’s Eligible Investment Grade Non-Program Vehicle Amount as of such date,

(vii) the Series 2016-1 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date,

(viii) the Group I Cash Amount as of such date, and

(ix) the Group I Due and Unpaid Lease Payment Amount as of such date.

“Series 2016-1 Non-Liened Vehicle Amount” means, as of any date of determination, the sum of the Group I Net Book Value as of such date of each Group I Eligible Vehicle for which the Disposition Date has not occurred as of such date and with respect to which the Certificate of Title does not note the Collateral Agent as the first lienholder (and, the Certificate of Title with respect to which has not been submitted to the appropriate state authorities for such notation or the fees due in respect of such notation have not yet been paid); provided that, commencing on the RCFC Nominee Trigger Date and ending on the twentieth (20th) Business Day following the RCFC Nominee Trigger Date, no Group I Eligible Vehicle (or the Group I Net Book Value thereof) titled in the name of RCFC pursuant to the RCFC Nominee Agreement will be included in the Series 2016-1 Non-Liened Vehicle Amount.

“Series 2016-1 Non-Program Fleet Market Value” means, with respect to all Group I/II Non-Program Vehicles as of any date of determination, the sum of the respective Series 2016-1 Third-Party Market Values of each such Group I/II Non-Program Vehicle as of such date.

“Series 2016-1 Non-Program Vehicle Disposition Proceeds Percentage Average” means, with respect to any Series 2016-1 Measurement Month, commencing with the third Series 2016-1 Measurement Month following the Series 2016-1 Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds paid or payable in respect of all Group I/II Non-Program Vehicles that are sold to unaffiliated third parties (excluding salvage sales) during such Series 2016-1 Measurement Month and the two Series 2016-1 Measurement Months preceding such Series 2016-1 Measurement Month and the denominator of which is the excess, if any, of the aggregate Group I/II Net Book Values of such Group I/II Non-Program Vehicles on the dates of their respective sales over the aggregate Group I/II Final Base Rent with respect such Group I/II Non-Program Vehicles.

“Series 2016-1 Noteholders” means the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders, and, if the Class E Notes have been issued, the Class E Noteholders, collectively.

“Series 2016-1 Notes” means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, and, if the Class E Notes have been issued, the Class E Notes, collectively.

“Series 2016-1 Past Due Rent Payment” means, (a) with respect to any Past Due Rent Payment in respect of a Series 2016-1 Lease Principal Payment Deficit, an amount equal to the Series 2016-1 Invested Percentage with respect to Group I Principal Collections (as of the Payment Date on which such Series 2016-1 Lease Payment Deficit occurred) of such Past Due Rent Payment and (b) with respect to any Past Due Rent Payment in respect of a Series 2016-1 Lease Interest Payment Deficit, an amount equal to the Series 2016-1 Invested Percentage with respect to Group I Interest Collections (as of the Payment Date on which such Series 2016-1 Lease Payment Deficit occurred) of such Past Due Rent Payment.

“Series 2016-1 Payment Date Available Interest Amount” means, with respect to each Series 2016-1 Interest Period, the sum of the Series 2016-1 Daily Interest Allocations for each Series 2016-1 Deposit Date in such Series 2016-1 Interest Period.

“Series 2016-1 Payment Date Interest Amount” means, with respect to each Payment Date, the sum (without duplication) of the amounts payable pursuant to Sections 5.3(a) through (g).

“Series 2016-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2016-1 Principal Amount as of such date and the denominator of which is the Aggregate Group I Principal Amount as of such date.

“Series 2016-1 Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP and (iii) Liens in favor of the Trustee pursuant to any Series 2016-1 Related Document, Group I Related Document or Base Related Document and Liens in favor of the Collateral Agent pursuant to the Collateral Agency Agreement.  Series 2016-1 Permitted Liens shall be “Series Permitted Liens” with respect to the Series 2016-1 Notes.

“Series 2016-1 Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount, the Class D Principal Amount, and, if the Class E Notes have been issued as of such date, the Class E Principal Amount, in each case, as of such date.  The Series 2016-1 Principal Amount shall be the “Principal Amount” with respect to the Series 2016-1 Notes.  For the avoidance of doubt, when “Principal Amount” is used in connection with any Class of Series 2016-1 Notes it means the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount, the Class D Principal Amount or the Class E Principal Amount, as applicable.

“Series 2016-1 Principal Collection Account” has the meaning specified in Section 4.2(a) of this Series 2016-1 Supplement.

“Series 2016-1 Principal Collection Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Series 2016-1 Principal Collection Account as of such date.

“Series 2016-1 Rapid Amortization Period” means the period beginning on the earlier to occur of (i) the close of business on the Business Day immediately preceding the Expected Final Payment Date and (ii) the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to the Series 2016-1 Notes is deemed to have occurred with respect to the Series 2016-1 Notes, and ending upon the earlier to occur of (i) the date on which (A) the Series 2016-1 Notes are paid in full and (B) the termination of this Series 2016-1 Supplement.

“Series 2016-1 Rating Agency Condition” means (a) the notification in writing by each Rating Agency then rating any Class of Series 2016-1 Notes at the request of HVF II that a proposed action will not result in a reduction or withdrawal by such Rating Agency of the rating or credit risk assessment of such Class, or (b) each Rating Agency then rating any Class of Series 2016-1 Notes at the request of HVF II shall have been given notice of such event at least ten (10) days prior to the occurrence of such event (or, if ten (10) day’s advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice prior to the occurrence of such event that the occurrence of such event will itself cause such Rating Agency to downgrade, qualify, or withdraw its rating assigned to such Class.  The Series 2016-1 Rating Agency Condition shall be the “Rating Agency Condition” with respect to the Series 2016-1 Notes.

“Series 2016-1 Related Documents” means the Base Related Documents, the Group I Related Documents, this Series 2016-1 Supplement, each Class A/B/C/D Demand Note and that certain Back-Up Disposition Agent Agreement dated as of November 25, 2013, by and among Fiserv Automotive Solutions, Inc., Hertz, as “Servicer”, and the Trustee (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms), and any successor agreement entered into with a successor back-up disposition agent in accordance with the foregoing agreement.

“Series 2016-1 Required Noteholders” means Series 2016-1 Noteholders holding more than 50% of the Series 2016-1 Principal Amount (excluding any Series 2016-1 Notes held by HVF II or any Affiliate of HVF II (other than Series 2016-1 Notes held by an Affiliate Issuer)).

“Series 2016-1 Revolving Period” means the period from and including the Series 2016-1 Closing Date to the commencement of the Series 2016-1 Rapid Amortization Period.

“Series 2016-1 Supplement” has the meaning specified in the Preamble of this Series 2016-1 Supplement.

“Series 2016-1 Supplemental Indenture” means a supplement to this Series 2016-1 Supplement complying (to the extent applicable) with the terms of Section 9.9 of this Series 2016-1 Supplement.

“Series 2016-1 Third-Party Market Value” means, with respect to each Group I/II Non-Program Vehicle, as of any date of determination during a calendar month:

(a)         if the Series 2016-1 Third-Party Market Value Procedures have been completed for such month, then

(i)             the Monthly NADA Mark, if any, for such Group I/II Non-Program Vehicle obtained in such calendar month in accordance with such Series 2016-1 Third-Party Market Value Procedures;

(ii)          if, pursuant to the Series 2016-1 Third-Party Market Value Procedures, no Monthly NADA Mark for such Group I/II Non-Program Vehicle was obtained in such calendar month, then the Monthly Blackbook Mark, if any, for such Group I/II Non-Program Vehicle obtained in such calendar month in accordance with such Series 2016-1 Third-Party Market Value Procedures; and

(iii)       if, pursuant to the Series 2016-1 Third-Party Market Value Procedures, neither a Monthly NADA Mark nor a Monthly Blackbook Mark for such Group I/II Non-Program Vehicle was obtained for such calendar month (regardless of whether such value was not obtained because (A) neither a Monthly NADA Mark nor a Monthly Blackbook Mark was obtained in undertaking the Series 2016-1 Third-Party Market Value Procedures or (B) such Group I/II Non-Program Vehicle experienced its Group I/II Vehicle Operating Lease Commencement Date on or after the first day of such calendar month), then the Group I Administrator’s reasonable estimation of the fair market value of such Group I/II Non-Program Vehicle as of such date of determination; and

(b)         until the Series 2016-1 Third-Party Market Value Procedures have been completed for such calendar month:

(i)             if such Group I/II Non-Program Vehicle experienced its Group I/II Vehicle Operating Lease Commencement Date prior to the first day of such calendar month, the Series 2016-1 Third-Party Market Value obtained in the immediately preceding calendar month, in accordance with the Series 2016-1 Third-Party Market Value Procedures for such immediately preceding calendar month, and

(ii)          if such Group I/II Non-Program Vehicle experienced its Group I/II Vehicle Operating Lease Commencement Date on or after the first day of such calendar month, then the Group I Administrator’s reasonable estimation of the fair market value of such Group I/II Non-Program Vehicle as of such date of determination.

“Series 2016-1 Third-Party Market Value Procedures” means, with respect to each calendar month and each Group I/II Non-Program Vehicle, on or prior to the Determination Date for such calendar month:

(a)         HVF II shall make one attempt (or cause the Group I Administrator to make one attempt) to obtain a Monthly NADA Mark for each Group I/II Non-Program Vehicle that was a Group I/II Non-Program Vehicle as of the first day of such calendar month, and

(b)         if no Monthly NADA Mark was obtained for any such Group I/II Non-Program Vehicle described in clause (a) above upon such attempt, then HVF II shall make one attempt (or cause the Group I Administrator to make one attempt) to obtain a Monthly Blackbook Mark for any such Group I/II Non-Program Vehicle.

“Series-Specific 2016-1 Collateral” means the Series 2016-1 Account Collateral with respect to each Series 2016-1 Account and each Class A/B/C/D Demand Note.  The Series-Specific 2016-1 Collateral shall be the “Group I Series-Specific Collateral” with respect to the Series 2016-1 Notes.

“Similar Law” has the meaning specified in Section 2.2(j) of this Series 2016-1 Supplement.

“Treasury Rate” means with respect an Early Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two (2) business days prior to such Early Redemption Date (or, if such statistical release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Early Redemption Date to the Expected Final Payment Date; provided that, if the period from the Early Redemption Date to the Expected Final Payment Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, then the Treasury Rate will be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Early Redemption Date to the Expected Final Payment Date is less than one (1) year, then the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one (1) year will be used.

ANNEX 1

REPRESENTATIONS AND WARRANTIES

1.              HVF II.  HVF II represents and warrants that each of its representations and warranties in the Series 2016-1 Related Documents is true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and further represents and warrants, in each case for the benefit of the Trustee and the Series 2016-1 Noteholders, that:

a.              no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2016-1 Notes, is continuing; and

b.              on the Series 2016-1 Closing Date, HVF II has furnished to the Trustee  copies of all Series 2016-1 Related Documents to which it is a party as of the Series 2016-1 Closing Date, all of which are in full force and effect as of the Series 2016-1 Closing Date.

2.              Group I Administrator.  The Group I Administrator represents and warrants that each representation and warranty made by it in each Series 2016-1 Related Document, is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

ANNEX 2

COVENANTS

HVF II and the Group I Administrator each severally covenants and agrees that, until the Series 2016-1 Notes have been paid in full, it will:

1.              Performance of Obligations.  Duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Series 2016-1 Related Document to which it is a party.

2.              Margin Stock.  Not permit any (i) part of the proceeds of the sale of the Series 2016-1 Notes to be (x) used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof) or (y) loaned to others for the purpose of purchasing or carrying any margin stock or (ii) amounts owed with respect to the Series 2016-1 Notes to be secured, directly or indirectly, by any margin stock.

3.              Series 2016-1 Third-Party Market Value Procedures.  Comply with the Series 2016-1 Third-Party Market Value Procedures in all material respects.

4.              Additional Group I Leases. Cause the terms of any Additional Group I Lease, Additional Group I Leasing Company Indenture, Additional Group I Leasing Company Note, the organizational documents for any Additional Group I Leasing Company and the documents related to each of the foregoing, including without limitation, terms relating to amortization events, liquidation events, remedies and amendments, to be substantially similar to the corresponding terms of the Group I HVF Lease, HVF Series 2013-G1 Supplement, HVF Series 2013-G1 Note, the HVF LLC Agreement and the documents related to each of the foregoing, except such terms of any Additional Group I Lease, Additional Group I Leasing Company Indenture, Additional Group I Leasing Company Note, the organizational documents for any Additional Group I Leasing and the documents related to each of the foregoing that may be different from the corresponding terms of the Group I HVF Lease, HVF Series 2013-G1 Supplement, HVF Series 2013-G1 Note, the HVF LLC Agreement and the documents related to each of the foregoing to the extent such differences are not materially adverse to the Series 2016-1 Noteholders (as evidenced by an Officer’s Certificate of HVF II).

5.              Noteholder Statement AUP.  On or prior to the Payment Date occurring in July of each year, commencing in 2016, the Group I Administrator shall cause a firm of independent certified public accountants or independent consultants (which may be designated by the Group I Administrator in its sole and absolute discretion) to deliver to HVF II, a report addressed to the Group I Administrator and HVF II, summarizing the results of certain procedures with respect to certain documents and records relating to the Group I Eligible Vehicles during the preceding calendar year.  The procedures to be performed and reported upon by such firm of independent certified public accountants or independent consultants shall be those determined by the Group I Administrator in its sole and absolute discretion.

6.              Financial Statements and Other Reporting.  Solely with respect to HVF II, furnish or cause to be furnished to each Series 2016-1 Noteholder:

i.                  commencing on the Series 2016-1 Closing Date, within 120 days after the end of each of Hertz’s fiscal years, copies of the Annual Report on Form 10-K filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such an Annual Report if Hertz were a reporting company, including consolidated financial statements consisting of a balance sheet of Hertz and its consolidated subsidiaries as at the end of such fiscal year and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year (if applicable), certified by and containing an opinion, unqualified as to scope, of a firm of independent certified public accountants of nationally recognized standing selected by Hertz; and

ii.               commencing on the Series 2016-1 Closing Date, within sixty (60) days after the end of each of the first three quarters of each of Hertz’s fiscal years, copies of the Quarterly Report on Form 10-Q filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such a Quarterly Report if Hertz were a reporting company, including (x) financial statements consisting of consolidated balance sheets of Hertz and its consolidated subsidiaries as at the end of such quarter and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for each such quarter, setting forth in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year (if applicable), all in reasonable detail and certified (subject to normal year-end audit adjustments) by a senior financial officer of Hertz as having been prepared in accordance with GAAP.

The financial data that shall be delivered to the Series 2016-1 Noteholders pursuant to the foregoing paragraphs (i) and (ii) shall be prepared in conformity with GAAP.

Notwithstanding the foregoing provisions of this Section 6, if any audited or reviewed financial statements or information required to be included in any such filing are not reasonably available on a timely basis as a result of such

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Hertz’s accountants not being “independent” (as defined pursuant to the Exchange Act and the rules and regulations of the SEC thereunder), HVF II, in lieu of furnishing or causing to be furnished the information, documents and reports so required to be furnished, may elect to make a filing on an alternative form or transmit or make available unaudited or unreviewed financial statements or information substantially similar to such required audited or reviewed financial statements or information, provided that HVF II shall in any event be required to furnish or cause to be furnished such filing and so transmit or make available such audited or reviewed financial statements or information no later than the first anniversary of the date on which the same was otherwise required pursuant to the preceding provisions of this Section 6.

Notwithstanding the foregoing provisions of this Section 6, HVF II’s obligations to furnish or cause to be furnished any documents, reports, notices or other information pursuant to this Section 6 shall be deemed satisfied with respect to such documents, reports, notices or other information upon (i) the same (or hyperlinks to the same) having been posted on Hertz’s website (or such other website address as HVF II may specify by written notice to the Trustee from time to time) or (ii) the same (or hyperlinks to same) having been posted on Hertz’s behalf on an internet or intranet website to which the Series 2016-1 Noteholders have access (whether a commercial, government (including, without limitation, EDGAR) or third-party website or whether sponsored by or on behalf of the Series 2016-1 Noteholders). With respect to any documents, reports, notices or other information electronically furnished in accordance with the preceding sentence, such documents, reports, notices or other information shall be deemed furnished on the date posted in accordance with clause (i) or (ii), as the case may be, of the preceding sentence.

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ANNEX 3

CLOSING CONDITIONS

The effectiveness of this Series 2016-1 Supplement is subject to the following, in each case as of the Series 2016-1 Closing Date:

1.                                      the Base Indenture and the Group I Supplement shall be in full force and effect; and

2.                                      on or prior to the Series 2016-1 Closing Date, a firm of independent certified public accountants or independent consultants (which may be designated by the Group I Administrator in its sole and absolute discretion) shall have delivered to HVF II, a report addressed to the Group I Administrator and HVF II, summarizing the results of certain procedures with respect to certain documents and records relating to the Group I Eligible Vehicles during the preceding calendar year.

EXHIBIT A-1-1 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 144A GLOBAL CLASS A NOTE

No. R-[ ]                                                                                                                                                         Up to $[     ]

CUSIP: 42806D AQ2

ISIN: US42806DAQ25

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF II, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING

ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

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HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 2.32% RENTAL CAR ASSET BACKED NOTE CLASS A DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class A Note at the Class A Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class A Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class A Note, to the extent funds are available from Group I Interest Collections allocable to the Class A Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class A Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class A Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class A Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

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2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II LP

By HVF II GP Corp., its General Partner

By:
Name: R. Scott Massengill
Title: Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS A NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 2.32% Rental Car Asset Backed Notes, Class A (herein called the “Class A Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class A Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class A Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class A Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Payments of interest on this Class A Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class A Note for each Series 2016-1 Interest Period at a rate equal to 2.32% per annum (the “Class A Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture and all matters arising out of or relating to this Class A Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class A Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                (name and address of assignee) the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-1-2 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 REGULATION S GLOBAL CLASS A NOTE

No. R-[ ]	Up to $[ ]
CUSIP: U42808 AK8
ISIN: USU42808AK88

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING II LP (“HVF II”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF II.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR

SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 2.32% RENTAL CAR ASSET BACKED NOTE CLASS A DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class A Note at the Class A Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class A Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class A Note, to the extent funds are available from Group I Interest Collections allocable to the Class A Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class A Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class A Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class A Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a 144A Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II LP
By HVF II GP Corp., its General Partner

By:
Name: R. Scott Massengill
Title: Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS A NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 2.32% Rental Car Asset Backed Notes, Class A (herein called the “Class A Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class A Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class A Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class A Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Payments of interest on this Class A Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class A Note for each Series 2016-1 Interest Period at a rate equal to 2.32% per annum (the “Class A Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture and all matters arising out of or relating to this Class A Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class A Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                      (name and address of assignee) the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-2-1 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 144A GLOBAL CLASS B NOTE

No. R-[ ]	Up to $[ ]
CUSIP: 42806D AR0
ISIN: US42806DAR08

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF II, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING

ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 3.72% RENTAL CAR ASSET BACKED NOTE CLASS B DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class B Note at the Class B Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class B Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class B Note, to the extent funds are available from Group I Interest Collections allocable to the Class B Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class B Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class B Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class B Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II LP
By HVF II GP Corp., its General Partner

By:
	Name:	R. Scott Massengill
	Title:	Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS B NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 3.72% Rental Car Asset Backed Notes, Class B (herein called the “Class B Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class B Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class B Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class B Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Class B Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class B Note for each Series 2016-1 Interest Period at a rate equal to 3.72% per annum (the “Class B Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

Subject to Sections 5.3 and 5.4 of the Series 2016-1 Supplement, no payments on account of interest with respect to the Class B Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class B Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes on such Payment Date have been paid in full.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture and all matters arising out of or relating to this Class B Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class B Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                        (name and address of assignee) the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-2-2 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 REGULATION S GLOBAL CLASS B NOTE

No. R-[ ]	Up to $[ ]
CUSIP: U42808 AL6
ISIN: USU42808AL61

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING II LP (“HVF II”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF II.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR

SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 3.72% RENTAL CAR ASSET BACKED NOTE CLASS B DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class B Note at the Class B Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class B Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class B Note, to the extent funds are available from Group I Interest Collections allocable to the Class B Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class B Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class B Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class B Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a 144A Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II LP
By HVF II GP Corp., its General Partner

By:
	Name:	R. Scott Massengill
	Title:	Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS B NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 3.72% Rental Car Asset Backed Notes, Class B (herein called the “Class B Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class B Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class B Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class B Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Class B Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class B Note for each Series 2016-1 Interest Period at a rate equal to 3.72% per annum (the “Class B Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

Subject to Sections 5.3 and 5.4 of the Series 2016-1 Supplement, no payments on account of interest with respect to the Class B Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class B Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes on such Payment Date have been paid in full.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture and all matters arising out of or relating to this Class B Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class B Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                               (name and address of assignee) the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-3-1 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 144A GLOBAL CLASS C NOTE

No. R-[ ]                                                                                                                                                         Up to $[     ]

CUSIP: 42806D AS8

ISIN: US42806DAS80

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF II, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING

ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 4.75% RENTAL CAR ASSET BACKED NOTE CLASS C DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class C Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class C Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class C Note, to the extent funds are available from Group I Interest Collections allocable to the Class C Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class C Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class C Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class C Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II
LP
By	HVF II GP Corp., its General Partner

By:
Name:	R. Scott Massengill
Title:	Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK
MELLON TRUST COMPANY,
N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS C NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 4.75% Rental Car Asset Backed Notes, Class C (herein called the “Class C Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class C Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class C Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class C Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Payments of interest on this Class C Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class C Note, shall be made by wire transfer to the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class C Note for each Series 2016-1 Interest Period at a rate equal to 4.75% per annum (the “Class C Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

Subject to Sections 5.3 and 5.4 of the Series 2016-1 Supplement, no payments on account of interest with respect to the Class C Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all Class B Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts and Class B Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class C Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date have been paid in full.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class C Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Note and the Indenture and all matters arising out of or relating to this Class C Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class C Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                       (name and address of assignee) the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-3-2 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 REGULATION S GLOBAL CLASS C NOTE

No. R-[ ]                                                                                                                                                         Up to $[     ]

CUSIP: U42808 AM4

ISIN: USU42808AM45

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING II LP (“HVF II”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF II.

A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) (A) THE TRANSFEREE IS ACQUIRING CLASS A NOTES, CLASS B NOTES OR CLASS C NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR

SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 4.75% RENTAL CAR ASSET BACKED NOTE CLASS C DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class C Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class C Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class C Note, to the extent funds are available from Group I Interest Collections allocable to the Class C Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class C Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class C Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class C Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a 144A Global Note of the same Series and Class, provided that such transfer or exchange complies with Section 2 of the Series 2016-1 Supplement. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series

2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1 Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II
LP
By HVF II GP Corp., its General
Partner

By:
Name: R. Scott Massengill
Title: Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS C NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 4.75% Rental Car Asset Backed Notes, Class C (herein called the “Class C Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class C Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class C Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class C Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Payments of interest on this Class C Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class C Note, shall be made by wire transfer to the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class C Note for each Series 2016-1 Interest Period at a rate equal to 4.75% per annum (the “Class C Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

Subject to Sections 5.3 and 5.4 of the Series 2016-1 Supplement, no payments on account of interest with respect to the Class C Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all Class B Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts and Class B Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class C Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date have been paid in full.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class C Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Note and the Indenture and all matters arising out of or relating to this Class C Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class C Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                              (name and address of assignee) the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-4 TO
SERIES 2016-1 SUPPLEMENT

FORM OF SERIES 2016-1 144A GLOBAL CLASS D NOTE

No. R-[ ]                                                                                                                                                            Up to $[  ]

CUSIP: 42806DAT6

ISIN: US42806DAT63

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING II LP (“HVF II”) OR (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

A PROSPECTIVE TRANSFEREE OF THE CLASS D NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR, SOLELY IF SUCH PROSPECTIVE TRANSFEREE OF THE CLASS D NOTES OR ANY INTEREST THEREIN IS PURCHASING FROM HERTZ VEHICLE FINANCING II LP OR AN AFFILIATE THEREOF, (II) (A) THE TRANSFEREE IS ACQUIRING CLASS D NOTES AND (B) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406

OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF II OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

HERTZ VEHICLE FINANCING II LP

SERIES 2016-1 5.73% RENTAL CAR ASSET BACKED NOTE CLASS D DUE 2020

HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (herein referred to as “HVF II”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum as indicated on Schedule A, which amount shall be payable in the amounts and at the times set forth in the Group I Indenture and the Series 2016-1 Supplement, provided, however, that the entire unpaid principal amount of this Class D Note shall be due on the Legal Final Payment Date, which is the March 2020 Payment Date. However, principal with respect to the Class D Notes may be paid earlier or later under certain limited circumstances described in the Group I Indenture and the Series 2016-1 Supplement.  HVF II will pay interest on this Class D Note at the Class D Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class D Note is paid or made available for payment, to the extent funds are available from the Group I Interest Collections allocable to the Class D Note, in each case subject to and in accordance with the terms of the Series 2016-1 Supplement.  In addition, HVF II will pay interest on this Class D Note, to the extent funds are available from Group I Interest Collections allocable to the Class D Note, on the dates set forth in the Series 2016-1 Supplement.  Interest on this Class D Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or if no interest has yet been paid, from February 11, 2016) to but excluding such Payment Date.  Interest with respect to the Class D Notes will be calculated in the manner provided in the Indenture.

The principal of and interest on this Class D Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class D Note does not represent an interest in, or an obligation of, The Hertz Corporation or any affiliate of The Hertz Corporation other than HVF II.

Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Group I Indenture and the Series 2016-1 Supplement.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note. Although a summary of certain provisions of the Group I Indenture and the Series 2016-1 Supplement is set forth below and on the reverse hereof and made a part hereof, this Class D Note does not purport to summarize the Group I Indenture and the Series 2016-1 Supplement and reference is made to the Group I Indenture and Series 2016-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of HVF II and the Trustee. A copy of the Group I Indenture and the Series 2016-1

Supplement may be requested from the Trustee by writing to the Trustee at: 2 North LaSalle, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, HVF II has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

HERTZ VEHICLE FINANCING II
LP
By HVF II GP Corp., its General
Partner

By:
Name: R. Scott Massengill
Title: Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes of the Series 2016-1 Notes, a series issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

REVERSE OF CLASS D NOTE

This Series 2016-1 Note is one of a duly authorized issue of Group I Notes of HVF II, designated as its Series 2016-1 5.73% Rental Car Asset Backed Notes, Class D (herein called the “Class D Note”), issued under (i) an Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Group Supplements and Series Supplements, is herein referred to as the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), (ii) an Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented or modified from time to time, exclusive of Series Supplements, is herein referred to as the “Group I Supplement”), between HVF II and the Trustee and (iii) the Series 2016-1 Supplement, dated as of February 11, 2016 (as further amended, supplemented or modified from time to time, is herein referred to as the “Series 2016-1 Supplement”), among HVF II, The Hertz Corporation, as Group I Administrator, and the Trustee. The Base Indenture, together with the Group I Supplement and the Series 2016-1 Supplement are referred to herein collectively, as the “Indenture”. Except as set forth in the Series 2016-1 Supplement, the Class D Note is subject to all terms of the Base Indenture and the Group I Supplement. Except as set forth in the Series 2016-1 Supplement and the Group I Supplement, the Series 2016-1 Note is subject to all of the terms of the Base Indenture. Unless otherwise defined herein, all terms used in this Series 2016-1 Note that are defined in the Series 2016-1 Supplement shall have the meanings assigned to them in or pursuant to the Series 2016-1 Supplement and, if not defined therein, the Group I Supplement and, if not defined therein, the Base Indenture

The Class D Notes are and will be equally and ratably secured by the Series 2016-1 Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on March 25, 2016.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the Legal Final Payment Date. Notwithstanding the foregoing, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class D Notes may be paid earlier, as described in the Indenture.  All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Payments of interest on this Class D Note that are payable on each Payment Date pursuant to the Indenture, together with any payment of principal then due, to the extent not in full payment of this Class D Note, shall be made by wire transfer to the Holder of record of this Class D Note (or one or more predecessor Class D Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class D Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class D Note (or any one or more predecessor Class D Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

Interest will accrue on this Class D Note for each Series 2016-1 Interest Period at a rate equal to 5.73% per annum (the “Class D Note Rate”).

HVF II shall pay interest on overdue installments of interest at the Class D Note Rate to the extent lawful.

Subject to Sections 5.3 and 5.4 of the Series 2016-1 Supplement, no payments on account of interest with respect to the Class D Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts, all Class B Deficiency Amounts and all Class C Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts, Class B Deficiency Amounts and Class C Deficiency Amounts) have been paid in full, and no payments on account of principal with respect to the Class D Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date have been paid in full.

As provided in the Indenture, HVF II may, at its option, redeem any Class of Series 2016-1 Notes, in whole but not in part, (i) on any Payment Date on which the aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes is less than or equal to 10% of the initial aggregate outstanding Principal Amount of such Class of Series 2016-1 Notes, at a redemption price equal to 100% of the outstanding Principal Amount thereof without a Make-Whole Premium or (ii) on any Payment Date, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus the Make-Whole Premium with respect to such Class as of such Payment Date, each of which amounts shall be payable in accordance with the Series 2016-1 Supplement; provided that, in each case, no Class of Series 2016-1 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2016-1 Notes with respect to such Class of Series 2016-1 Notes would remain outstanding immediately after giving effect to such redemption.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by HVF II pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with a medallion signature guarantee, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class

D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Noteholder, by acceptance of a Series 2016-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2016-1 Noteholder will not, for a period of one year and one day following payment in full of the Series 2016-1 Notes and each other Series of Notes issued under the Base Indenture, institute against HVF II, HVF or the Nominee, or join with any other Person in instituting against HVF II, HVF or the Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Master Related Documents.

Prior to the due presentment for registration of transfer of this Class D Note, HVF II, the Trustee and any agent of HVF II or the Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither HVF II, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of HVF II and each Series 2016-1 Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Series 2016-1 Note will evidence indebtedness secured by the Series 2016-1 Collateral (to the extent, and in accordance with, the Indenture). Each Series 2016-1 Noteholder, by the acceptance of this Series 2016-1 Note, agrees to treat this Series 2016-1 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of HVF II and the rights of the Holder of the Series 2016-1 Notes under the Indenture at any time by HVF II with the consent of the applicable Person(s) specified therein. The Indenture also contains provisions permitting the applicable Person(s) specified therein to waive compliance by HVF II with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2016-1 Notes. Any such consent or waiver by the Person(s) required under the Indenture shall be conclusive and binding upon the Series 2016-1 Noteholders and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any other Person.

The Class D Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class D Note and the Indenture and all matters arising out of or relating to this Class D Note or Indenture, shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Notwithstanding anything to the contrary herein or in the Indenture, the Series 2016-1 Noteholders shall only have recourse to the Series 2016-1 Collateral.

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The following exchanges, redemptions of or increases in the whole or a part of the Class D Notes represented by this Global Note have been made:

Date exchange /redemption/ increase made	Original principal amount of this Global Note	Part of principal amount of this Global Note exchanged/ redeemed/increased	Remaining principal amount of this Global Note following such exchange/ redemption/ increase	Notation made by or on behalf of the Issuer

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                   (name and address of assignee) the within Class D Note and all rights thereunder, and hereby irrevocably constitutes and appoints           , attorney, to transfer said Class D Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class D Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B-1

TO
SERIES 2016-1 SUPPLEMENT

FORM OF DEMAND NOTICE

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
AS TRUSTEE

                 , 20

The Hertz Corporation
225 Brae Boulevard
Park Ridge, NJ 07656
Attn: Treasury Department

This Demand Notice is being delivered to you pursuant to Section 5.6(c) of that certain Series 2016-1 Supplement, dated as of February 11, 2016 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP, a special purpose limited partnership established under the laws of Delaware (“HVF II”), as Issuer, The Hertz Corporation, as the Group I Administrator, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), to the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee, to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Base Indenture”), by and between HVF II, as Issuer, and the Trustee.  Capitalized terms used but not defined in this Demand Notice shall have the respective meanings assigned to them in the Series 2016-1 Supplement.

Demand is hereby made for payment on the Class A/B/C/D Demand Note in the amount of $[                  ] in immediately available funds by wire transfer to the account set forth below:

Account bank:   [           ]

Account name:  [           ]

ABA routing number: [               ]

Reference:  [           ]

EXHIBIT B-2
TO
SERIES 2016-1 SUPPLEMENT

FORM OF CLASS A/B/C/D DEMAND NOTE

$[ ]	New York, New York
February 11, 2016

FOR VALUE RECEIVED, the undersigned, THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), promises to pay to the order of HERTZ VEHICLE FINANCING II LP, a special purpose limited partnership established under the laws of Delaware (“HVF II”), on any date of demand (the “Demand Date”) the principal sum of $[       ].

1.  Definitions.  Capitalized terms used but not defined in this Demand Note shall have the respective meanings assigned to them in the Series 2016-1 Supplement (as defined below).  Reference is made to that certain Amended and Restated Base Indenture, dated as of October 31, 2014 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between HVF II and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association (in such capacity, the “Trustee”), the Amended and Restated Group I Supplement thereto, dated as of October 31, 2014 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Group I Supplement”), between HVF II and the Trustee and the Series 2016-1 Supplement thereto, dated as of February 11, 2016 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2016-1 Supplement”), among HVF II, Hertz, as the Group I Administrator, and the Trustee.

2.  Principal.  The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by the Trustee.

3.  Interest.  Interest shall be paid on each Payment Date on the weighted average principal balance outstanding during the Interest Period immediately preceding such Payment Date at the Demand Note Rate.  Interest hereon shall be calculated based on the actual number of days elapsed in each Interest Period calculated on a 30-360 basis.  The “Demand Note Rate” means the London Interbank Offered Rate appearing on the BBA Libor Rates Page at approximately 11:00 a.m. (London time) on the first day of such Interest Period as the rate for dollar deposits with a one-month maturity.  “BBA Libor Rates Page” shall mean the display designated as Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by Hertz from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits offered by leading banks in the London interbank market).  “Interest Period” means a period commencing on and including the second Business Day preceding a Determination Date and ending on and including the day preceding the second

Business Day preceding the next succeeding Determination Date; provided, however, that the initial Interest Period shall commence on [  ], 2016 and end on and include [  ], 2016.  The maker and endorser waives presentment for payment, protest and notice of dishonor and nonpayment of this Demand Note.  The receipt of interest in advance or the extension of time shall not relinquish or discharge any endorser of this Demand Note.

4.  No Waiver, Amendment.  No failure or delay on the part of HVF II in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by Hertz and (b) all consents, if any, required for such actions under any material contracts or agreements of either Hertz or HVF II and the Series 2016-1 Supplement shall have been received by the appropriate Persons.

5.  Payments.  All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal.  Payments shall be made to the account designated in the written demand for payment.

6.  Collection Costs.  Hertz agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney’s fees, paralegal’s fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings), regardless of whether or not suit is brought, and all other costs and expenses incurred by HVF II or the Trustee in exercising its rights and remedies hereunder.  Such costs of collection shall bear interest at the Demand Note Rate until paid.

7.  No Negotiation.  This Demand Note is not negotiable other than to the Trustee for the benefit of the Series 2016-1 Noteholders pursuant to the Series 2016-1 Supplement.  The parties intend that this Demand Note will be pledged to the Trustee for the benefit of the secured parties under the Series 2016-1 Supplement and the other Series 2016-1 Related Documents and payments hereunder shall be made only to said Trustee.

8.  Reduction of Principal.  The principal amount of this Demand Note may be modified from time to time, only in accordance with the provisions of the Series 2016-1 Supplement.

9.  Governing Law.  THIS DEMAND NOTE, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS DEMAND NOTE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

10.  Captions.  Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision this Demand Note.

THE HERTZ CORPORATION

By:
Name: Scott Massengill
Title: Senior Vice President and Treasurer

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

EXHIBIT C
TO
SERIES 2016-1 SUPPLEMENT

FORM OF REDUCTION NOTICE REQUEST
CLASS A/B/C/D LETTER OF CREDIT

The Bank of New York Mellon Trust Company, N.A.,
                as Trustee under the
                Series 2016-1 Supplement
                referred to below
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

Attention: Corporate Trust Administration—Structured Finance

Request for reduction of the stated amount of the Class A/B/C/D Letter of Credit under the Class A/B/C/D Letter of Credit Agreement, dated as of [  ], 2016, (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the “Letter of Credit Agreement”), between The Hertz Corporation (“Hertz”) and [                      ], as the Issuing Bank.

The undersigned, a duly authorized officer of Hertz, hereby certifies to The Bank of New York Mellon Trust Company, N.A., in its capacity as the Trustee (the “Trustee”) under the Series 2016-1 Supplement referred to in the Letter of Credit Agreement (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2016-1 Supplement”) as follows:

1.             The Class A/B/C/D Letter of Credit Amount and the Class A/B/C/D Letter of Credit Liquidity Amount as of the date of this request prior to giving effect to the reduction of the stated amount of the Class A/B/C/D Letter of Credit requested in paragraph 2 of this request are $                     and $                   , respectively.

2.             The Trustee is hereby requested pursuant to Section 5.8(c) of the Series 2016-1 Series Supplement to execute and deliver to the Class A/B/C/D Letter of Credit Provider a Class A/B/C/D Notice of Reduction substantially in the form of Annex G to the Class A/B/C/D Letter of Credit (the “Notice of Reduction”) for a reduction (the “Reduction”) in the stated amount of the Class A/B/C/D Letter of Credit by an amount equal to $                   . The Trustee is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section 5.8(c) of the Series 2016-1 Series Supplement), and to provide for the reduction pursuant to the Notice of Reduction to be as of                ,       . The undersigned understands that the Trustee will be relying on the contents hereof.  The undersigned further understands that the Trustee shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the stated amount of the Class A/B/C/D Letter of Credit not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Trustee.

3.             To the best of the knowledge of the undersigned, the Class A/B/C/D Letter of Credit Amount and the Class A/B/C/D Letter of Credit Liquidity Amount will be $                    and $                   , respectively, as of the date of the reduction (immediately after giving effect to such reduction) requested in paragraph 2 of this request.

4.             The undersigned acknowledges and agrees that each of (a) the execution and delivery of this request by the undersigned, (b) the execution and delivery by the Trustee of a Notice of Reduction of the stated amount of the Class A/B/C/D Letter of Credit, substantially in the form of Annex G to the Class A/B/C/D Letter of Credit, and (c) the Class A/B/C/D Letter of Credit Provider’s acknowledgment of such notice constitutes a representation and warranty to the Class A/B/C/D Letter of Credit Provider and the Trustee (i) by the undersigned, in its capacity as [_], that each of the statements set forth in the Class A/B/C/D Letter of Credit Agreement is true and correct and (ii) by the undersigned, in its capacity as Group I Administrator under the Series 2016-1 Supplement, that (A) the Class A/B/C/D Adjusted Liquid Enhancement Amount will equal or exceed the Class A/B/C/D Required Liquid Enhancement Amount, (B) the Class A/B/C/D Letter of Credit Liquidity Amount will equal or exceed the Class A/B/C/D Demand Note Payment Amount and (C) no Group I Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction.

5.             The undersigned agrees that if on or prior to the date as of which the stated amount of the Class A/B/C/D Letter of Credit is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify the Class A/B/C/D Letter of Credit Provider and the Trustee by telephone and in writing by telefacsimile in the manner provided in the Letter of Credit Agreement and the request set forth herein to reduce the stated amount of the Class A/B/C/D of Credit shall be deemed canceled upon receipt by the Class A/B/C/D Letter of Credit Provider of such notice in writing.

6.             Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2016-1 Supplement.

IN WITNESS WHEREOF, The Hertz Corporation, as the Group I Administrator, has executed and delivered this request on this        day of                ,       .

THE HERTZ CORPORATION, as the Group I Administrator

By:
Name:
Title:

EXHIBIT D TO
SERIES 2016-1 SUPPLEMENT

FORM OF LEASE PAYMENT
DEFICIT NOTICE

The Bank of New York Mellon Trust Company, N.A., as Trustee

2 North LaSalle Street, Suite 1020

Chicago, Illinois 60602

Attn:  Corporate Trust Administration—Structured Finance

[•]

Ladies and Gentlemen:

This Lease Payment Deficit Notice is delivered to you pursuant to Section 5.9(b) of the Series 2016-1 Supplement, dated as of February 11, 2016 (as may be amended, supplemented, amended and restated or otherwise modified from time to time the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP (“HVF II”), as Issuer, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Securities Intermediary, and The Hertz Corporation, as Group I Administrator (the “Group I Administrator”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, “Base Indenture”), by and between HVF II and the Trustee, as supplemented by the Amended and Restated Group I Supplement, dated as of October 31, 2014 as amended, supplemented, amended and restated or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee.   Terms used herein have the meanings provided in the Series 2016-1 Supplement.

Pursuant to Section 5.9(a) and (b) of the Series 2016-1 Supplement, The Hertz Corporation, in its capacity as Group I Administrator under the Group I Related Documents and the Series 2016-1 Related Documents, hereby provides notice of a Series 2016-1 Lease Payment Deficit in the amount of $                    (consisting of a Series 2016-1 Lease Interest Payment Deficit in the amount of $                    and a Series 2016-1 Lease Principal Payment Deficit in the amount of $                   ).

THE HERTZ CORPORATION, as Group I Administrator

By:
Name:
Title:

EXHIBIT E-1
TO
SERIES 2016-1 SUPPLEMENT

FORM OF TRANSFER CERTIFICATE

CERTIFICATE FOR TRANSFER OF 144A GLOBAL CLASS D NOTE

The Bank of New York Mellon Trust Company, N.A.,
as Registrar
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration—Structured Finance

The Hertz Corporation

225 Brae Boulevard

Park Ridge, NJ  07656

Re:          Hertz Vehicle Financing II LP
                Series 2016-1 Rental Car Asset Backed Notes

Reference is made to the Series 2016-1 Supplement, dated as of February 11, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP (“HVF II”), as Issuer, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Securities Intermediary, and The Hertz Corporation, as Group I Administrator (the “Group I Administrator”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, “Base Indenture”), by and between HVF II and the Trustee, as supplemented by the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Series 2016-1 Supplement.

This letter relates to US$           principal amount of the 144A Global Note (the “Class D Global Note”) of the Series 2016-1 5.73% Rental Car Asset Backed Notes, Class D (CUSIP No. 42806DAT6) (the “Class D Notes”), held with DTC in the name of Cede & Co. for the beneficial interest of [transferor] (the “Transferor”). If this is a partial transfer, a minimum amount of US$5,000,000 or any integral multiple of US$1,000 in excess thereof of the Class D Global Note will remain outstanding.

In connection with the transfer of the Class D Global Note or any beneficial interest therein to [transferee] (the “Transferee”), the Transferee does hereby represent that:

(1)           the Transferee is, and will not acquire such Class D Global Note or interest therein on behalf of a person who is not, a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code;

(2)           (A) (1) for so long as the Transferee holds such Class D Global Note (or a beneficial interest therein), it is not, and will not acquire such Class D Global Note or interest therein on behalf of, or with the assets of, any person that is classified for U.S. federal income tax purposes as a partnership, subchapter S corporation or grantor trust, or (2)(I) none of the direct or indirect beneficial owners of any interest in the Transferee have or ever will have more than 50% of the value of its interest in the Transferee attributable to the aggregate interest in the Transferee in the combined value of the Class D Notes and any other interests of HVF II held by the Transferee, and (II) it is not and will not be a principal purpose of the arrangement involving the investment of the Transferee in the Class D Notes and any equity interests of HVF II to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii), or (B) the Transferee will deliver a written opinion of nationally recognized U.S. tax counsel that such transfer will not cause HVF II to be treated as a publicly traded partnership taxable as a corporation;

(3)           the Transferee will not sell, transfer, assign, participate, pledge or otherwise dispose of or cause to be marketed any Class D Global Note or any equity interest in HVF II, (A) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulation Section 1.7704-1(b), including without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations or (B) if such acquisition would cause the combined number of holders of Class D Notes and any equity interests in HVF II to be held by more than 60 persons; and

(4)           the Transferee (i) is not, and is not acquiring or holding the Class D Global Note (or any interest therein) for or on behalf of, or with the assets of, (w) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)) that is subject to Title I of ERISA, (x) a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 (the “Code”)) that is subject to Section 4975 of the Code, (y) an entity whose underlying assets include “plan assets” by reason of such an employee benefit plan’s or plan’s investment in the entity (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA) (each of (w), (x) and (y), a “Benefit Plan”), or (z) a governmental, church, non-U.S. or other plan that is subject to any non-U.S., federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Laws”) or any entity whose underlying assets include assets of any such plan, (ii) is not a person (other than a Benefit Plan) that has discretionary authority or control with respect to the assets of HVF II or that provides investment advice for a fee (direct or indirect)

with respect to such assets or any “affiliate” of such a person (as defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, and (iii) will not sell, transfer, assign, participate or otherwise dispose of or cause to be marketed any Class D Notes (or any interest therein) unless the transferee likewise delivers a certificate substantially in the form of this Transfer Certificate.

This certificate and the statements contained herein are made for your benefit and for the benefit of Hertz, HVF II and the Trustee.

[Insert Name of Transferee]

By:
Name:
Title:
Dated:

cc: Hertz Vehicle Financing II LP

EXHIBIT E-2
TO
 SERIES 2016-1 SUPPLEMENT

FORM OF TRANSFER CERTIFICATE

CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE

(exchanges or transfers pursuant to Section 2.2(d) of the Series 2016-1 Supplement)

The Bank of New York Mellon Trust Company, N.A.,
as Registrar
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration—Structured Finance

Re:          Hertz Vehicle Financing II LP
                Series 2016-1 Rental Car Asset Backed Notes

Reference is made to the Series 2016-1 Supplement, dated as of February 11, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP (“HVF II”), as Issuer, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Securities Intermediary, and The Hertz Corporation, as Group I Administrator (the “Group I Administrator”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, “Base Indenture”), by and between HVF II and the Trustee, as supplemented by the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Series 2016-1 Supplement.

This letter relates to US$           principal amount of the 144A Global Note (the “144A Global Note”) of the Series 2016-1 [     ]% Rental Car Asset Backed Notes, [Class A] [Class B] [Class C] (the “Notes”) (CUSIP No. [           ], held with DTC in the name of Cede & Co. for the beneficial interest of [transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such interest for an interest in the Regulation S Global Note of the Series 2016-1 [           ] % Rental Car Asset Backed Notes, [Class A] [Class B] [Class C] (ISIN No. [           ]) to be held with [Euroclear] [Clearstream] (Common Code No. [           ] [           ]) through DTC.  If this is a partial transfer, a minimum amount of US$100,000 or any integral multiple of US$1,000 in excess thereof of the 144A Global Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Series 2016-1 Supplement and pursuant to and in accordance with Rule 904 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(1)           the offer of the Notes was not made to a person in the United States;

(2)           either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(3)           no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of HVF II and the Trustee.

[Insert Name of Transferor]

By:
Name:
Title:
Dated:

cc: Hertz Vehicle Financing II LP

EXHIBIT E-3
TO
 SERIES 2016-1 SUPPLEMENT

FORM OF TRANSFER CERTIFICATE

CERTIFICATE FOR TRANSFER OR EXCHANGE
FROM REGULATION S GLOBAL NOTE TO 144A GLOBAL NOTE

(exchanges or transfers pursuant to Section 2.2(e) of the Series 2016-1 Supplement)

The Bank of New York Mellon Trust Company, N.A.,
as Registrar
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention:  Corporate Trust Administration—Structured Finance

Re:          Hertz Vehicle Financing II LP
                Series 2016-1 Rental Car Asset Backed Notes

Reference is made to the Series 2016-1 Supplement, dated as of February 11, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP (“HVF II”), as Issuer, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Securities Intermediary, and The Hertz Corporation, as Group I Administrator (the “Group I Administrator”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, “Base Indenture”), by and between HVF II and the Trustee, as supplemented by the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Series 2016-1 Supplement.

This letter relates to US$           principal amount of the Regulation S Global Note of the Series 2016-1 [         ] % Rental Car Asset Backed Notes, [Class A] [Class B] [Class C] (the “Regulation S Note”) (ISIN No. [         ]) held with [Euroclear] [Clearstream] (Common Code No. [         ] [         ]) through DTC in the name of Cede & Co. for the beneficial interest of [transferor] (the “Transferor”).  The Transferor has requested an exchange or transfer of such interest for an interest in the 144A Global Note of the Series 2016-1 [         ]% Rental Car Asset Backed Notes, [Class A] [Class B] [Class C] (CUSIP No. [         ]) to be held with DTC.  If this is a partial transfer, a minimum amount of US $100,000 or any integral multiple of US$1,000 in excess thereof of the Regulation S Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Series 2016-1 Supplement and such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and for the benefit of HVF II and the Trustee.

[Insert Name of Transferor]

By:
Name:
Title:
Dated:

cc: Hertz Vehicle Financing II LP

EXHIBIT E-4

TO

SERIES 2016-1 SUPPLEMENT

FORM OF TRANSFER CERTIFICATE

CERTIFICATE FOR TRANSFER OF 144A GLOBAL CLASS D NOTE

The Bank of New York Mellon Trust Company, N.A.,
as Registrar
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration—Structured Finance

The Hertz Corporation

225 Brae Boulevard

Park Ridge, NJ  07656

Re:               Hertz Vehicle Financing II LP
               Series 2016-1 Rental Car Asset Backed Notes

Reference is hereby made to the Series 2016-1 Supplement, dated as of the Series 2016-1 Closing Date (as amended, supplemented, or otherwise modified from time to time, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP (“HVF II”), as Issuer, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Securities Intermediary, and The Hertz Corporation, as Group I Administrator (the “Group I Administrator”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, “Base Indenture”), by and between HVF II and the Trustee, as supplemented by the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, supplemented, or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Series 2016-1 Supplement.

This letter relates to the purchase of US$           principal amount of the 144A Global Note (the “Class D Global Note”) of the Series 2016-1 5.73% Rental Car Asset Backed Notes, Class D (CUSIP No. 42806DAT6) (the “Class D Notes”) issued pursuant to the Series 2016-1 Supplement.

In connection with the purchase of the Class D Global Note or any beneficial interest therein by [purchaser] (the “Initial Class D Purchaser”), the Initial Class D Purchaser

does hereby represent and warrant that it is, or the entity on whose behalf it is acting is, a(n):

1.	☐

Employee Benefit Plans Subject to ERISA or the Code.  “Employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or a governmental, church, non-U.S. or other plan that is subject to any Similar Law.

2.	☐

Entity Holding Plan Assets.  Entity or fund whose underlying assets include “plan assets” by reason of the investment of a person described in Section 1 directly above in such entity and it, and any such entity on whose behalf it is acting, are not described in Question 3 below.

Each of the persons described in Section 1 or 2 directly above is referred to in this Certificate as a “Benefit Plan Investor.”

If you check Box 2, please indicate the maximum percentage of the entity or fund that will constitute “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code:       percent.

An entity or fund that does not provide the foregoing percentage hereby acknowledges that for purposes of determining whether Benefit Plan Investors own less than 25 percent of the value of the Class D Notes, 100 percent of the assets of the entity or fund will be treated as “plan assets.”

3.	☐

Controlling Person.  Any of: (i) the Collateral Agent, (ii) any person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the Issuer, (iii) any person (other than a Benefit Plan Investor) who provides investment advice for a fee (direct or indirect) with respect to such assets or (iv) any “affiliate” of any of the above persons.  “Affiliate” shall have the meaning set forth in the Plan Assets Regulation.  Each of the persons described in the first sentence of this Section 3 is referred to in this Certificate as a “Controlling Person.”

4.	☐	None of the above. Person that is not described in any of Sections 1, 2 or 3 directly above.

The Initial Class D Purchaser further represents and warrants as follows:

A.                                    The Initial Class D Purchaser is, and will not acquire such Class D Global Note or interest therein on behalf of a person who is not, a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

B.                                    (A) (1) For so long as the Initial Class D Purchaser holds such Class D Global Note (or a beneficial interest therein), it is not, and will not acquire such Class D Global Note or interest therein on behalf of, or with the assets of, any person that is classified for U.S. federal income tax purposes as a partnership, subchapter S corporation or grantor trust, or (2)(i) none of the direct or indirect beneficial owners of any interest in the Initial Class D Purchaser have or ever will have more than 50% of the value of its interest in the Initial Class D Purchaser attributable to the aggregate interest in the Initial Class D Purchaser in the combined value of the Class D Notes and any other interests of HVF II held by the Initial Class D Purchaser, and (ii) it is not and will not be a principal purpose of the arrangement involving the investment of the Initial Class D Purchaser in the Class D Notes and any equity interests of HVF II to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii), or (B) the Initial Class D Purchaser will deliver a written opinion of nationally recognized U.S. tax counsel that such transfer will not cause HVF II to be treated as a publicly traded partnership taxable as a corporation.

C.                                    The Initial Class D Purchaser will not sell, transfer, assign, participate, pledge or otherwise dispose of or cause to be marketed any Class D Global Note or any equity interest in HVF II, (A) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulation Section 1.7704-1(b), including without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations or (B) if such acquisition would cause the combined number of holders of Class D Notes and any equity interests in HVF II to be held by more than 90 persons.

D.                                    The Initial Class D Purchaser’s acquisition and holding of a Class D Global Note or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation of any applicable Similar Laws.

E.                                     The Initial Class D Purchaser will not transfer its Class D Global Note to a subsequent transferee unless such subsequent transferee delivers a letter of representation to the Trustee and the Servicer substantially in the form of Exhibit E-1 to the Series 2016-1 Supplement, in which letter such subsequent transferee represents that it is not a Benefit Plan Investor or Controlling Person and will not transfer its interest in such Class D Global Note to a Benefit Plan Investor or a Controlling Person, and makes such further representations as are contained in paragraphs A through E herein.

This letter of representation and the statements contained herein are made for your benefit and for the benefit of Hertz, HVF II and the Trustee.

[Insert Name of Initial Class D Purchaser]

By:
Name:
Title:

Dated:

cc: Hertz Vehicle Financing II LP

EXHIBIT F

TO

SERIES 2016-1 SUPPLEMENT

FORM OF CLASS A/B/C/D LETTER OF CREDIT

CLASS A/B/C/D LETTER OF CREDIT

NO. [          ]

OUR IRREVOCABLE LETTER OF CREDIT NO. DBS-[ ]

[ ] [  ]

Beneficiary:

The Bank of New York Mellon Trust Company, N.A.
                        as Trustee
                        under the Series 2016-1 Supplement
                        referred to below
                        2 North LaSalle Street, Suite 1020
                        Chicago, Illinois 60602

Attention:                     Corporate Trust Administration—Structured Finance

Dear Sir or Madam:

The undersigned (“[      ]” or the “Issuing Bank”) hereby establishes, at the request and for the account of The Hertz Corporation, a Delaware corporation (“Hertz”), pursuant to that certain senior secured asset based revolving loan facility, provided under a credit agreement, dated as of March 11, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Class A/B/C/D Letter of Credit Agreement”), among Hertz, the Issuing Bank, certain affiliates of Hertz and the several banks and financial institutions party thereto from time to time, in the Beneficiary’s favor on Beneficiary’s behalf as Trustee under the Series 2016-1 Supplement, dated as of February 11, 2016 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2016-1 Supplement”), by and among Hertz Vehicle Financing II LP, a special purpose limited partnership established under the laws of Delaware (“HVF II”), as Issuer, The Hertz Corporation, as the Group I Administrator, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), to the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Group I Supplement”), by and between HVF II and the Trustee, to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Base Indenture”), by and between HVF II, as Issuer, and the Trustee, in respect of Credit Demands (as defined below), Unpaid Demand Note Demands (as defined below), Preference Payment Demands (as defined below) and Termination Demands (as defined below) this Irrevocable Letter of Credit No. P- [        ] in the amount of [                     ] ($[     ]) (such amount, as the same may be reduced, increased (to an amount not exceeding $[      ]) or reinstated as provided herein, being the “Class A/B/C/D Letter of Credit Amount”), effective immediately and expiring at

4:00 p.m. (New York time) at our office located at [                                                                ] (such office or any other office which may be designated by the Issuing Bank by written notice delivered to Beneficiary, being the “Issuing Bank’s Office”) on [ ] (or, if such date is not a Business Day (as defined below), the immediately succeeding Business Day) (the “Class A/B/C/D Letter of Credit Expiration Date”).  The Issuing Bank hereby agrees that the Class A/B/C/D Letter of Credit Expiration Date shall be automatically extended, without amendment, to the earlier of (i) the date that is one year from the then current Class A/B/C/D Letter of Credit Expiration Date and (ii) five days prior to the Termination Date (as defined in the Class A/B/C/D Letter of Credit Agreement), in each case unless, no fewer than sixty (60) days before the then current Class A/B/C/D Letter of Credit Expiration Date, we notify you in writing by registered mail (return receipt) or overnight courier that this letter of credit will not be extended beyond the then current Class A/B/C/D Letter of Credit Expiration Date.  The term “Beneficiary” refers herein (and in each Annex hereto) to The Bank of New York Mellon Trust Company, N.A., or any successor thereto.  Terms used herein and not defined herein shall have the meaning set forth in the Series 2016-1 Supplement.

The Issuing Bank irrevocably authorizes Beneficiary to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more draws by one or more of the Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate signed by the Trustee in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Class A/B/C/D Letter of Credit Amount as in effect on such Business Day (as defined below), (2) in one or more draws by one or more of the Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate signed by it in substantially the form of Annex B attached hereto (any such draft accompanied by such certificate being an “Unpaid Demand Note Demand”), an amount equal to the face amount of each such draft but not exceeding the Class A/B/C/D Letter of Credit Amount as in effect on such Business Day (as defined below), (3) in one or more draws by one or more of the Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate signed by the Trustee in substantially the form of Annex C attached hereto (any such draft accompanied by such certificate being a “Preference Payment Demand”), an amount equal to the face amount of each such draft but not exceeding the Class A/B/C/D Letter of Credit Amount as in effect on such Business Day (as defined below) and (4) in one or more draws by one or more of the Trustee’s drafts, drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate signed by the Trustee in substantially the form of Annex D attached hereto (any such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of each such draft but not exceeding the Class

A/B/C/D Letter of Credit Amount as in effect on such Business Day (as defined below).  Any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand may be delivered by facsimile transmission.  [Drawings may also be presented to us by facsimile transmission to facsimile number [_] (each such drawing, a “fax drawing”); provided that, a fax drawing will not be effectively presented until you confirm by telephone our receipt of such fax drawing by calling us at telephone number [_].  If you present a fax drawing under this Letter of Credit you do not need to present the original of any drawing documents, and if we receive any such original drawing documents they will not be examined by us.  In the event of a full or final drawing, the original Letter of Credit must be returned to us by overnight courier.]  The Trustee shall deliver the original executed counterpart of such Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand, as the case may be, to the Issuing Bank by means of overnight courier.  “Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to close in New York City, New York.  Upon the Issuing Bank honoring any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand presented hereunder, the Class A/B/C/D Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand.  In addition to the foregoing reduction, (i) upon the Issuing Bank honoring any Termination Demand in respect of the entire Class A/B/C/D Letter of Credit Amount presented to it hereunder, the amount available to be drawn under this Class A/B/C/D Letter of Credit Amount shall automatically be reduced to zero and this Class A/B/C/D Letter of Credit shall be terminated and (ii) no amount decreased on the honoring of any Preference Payment Demand or Termination Demand shall be reinstated.

The Class A/B/C/D Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Issuing Bank is reimbursed by Hertz (or by HVF II under Section 5.7 or 5.8 of the Series 2016-1 Supplement) for any amount drawn hereunder as a Credit Demand or an Unpaid Demand Note Demand and (ii) the Issuing Bank receives written notice from Hertz in substantially the form of Annex E hereto that no Event of Bankruptcy (as defined in the Base Indenture) with respect to Hertz has occurred and is continuing; provided, however, that the Class A/B/C/D Letter of Credit Amount shall, in no event, be reinstated to an amount in excess of the then current Class A/B/C/D Letter of Credit Amount (without giving effect to any reduction to the Class A/B/C/D Letter of Credit Amount that resulted from any such Credit Demand or Unpaid Demand Note Demand).

The Class A/B/C/D Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Trustee to the Issuing Bank in substantially the form of Annex G attached hereto that is acknowledged and agreed to in writing by the Issuing Bank.  The Class A/B/C/D Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Trustee of written notice from the Issuing Bank in substantially the form of Annex H attached hereto certifying that the Class A/B/C/D Letter of Credit Amount has been increased and setting forth the amount of such increase, which increase shall not result in the Class A/B/C/D Letter of Credit Amount exceeding an amount equal to        $[      ].

Each Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Issuing Bank at the Issuing Bank’s Office, Attention: [             ].  If the Issuing Bank receives any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Class A/B/C/D Letter of Credit, not later than 12:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Issuing Bank will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with Beneficiary’s payment instructions.  If the Issuing Bank receives any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Class A/B/C/D Letter of Credit, after 12:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Issuing Bank will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with Beneficiary’s payment instructions.  If Beneficiary so requests to the Issuing Bank, payment under this Class A/B/C/D Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to Beneficiary’s account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.  All payments made by the Issuing Bank under this Class A/B/C/D Letter of Credit shall be made with the Issuing Bank’s own funds.

In the event there is more than one draw request on the same Business Day, the draw requests shall be honored in the following order:  (1) the Credit Demands, (2) the Unpaid Demand Note Demands, (3) the Preference Payment Demand and (4) the Termination Demand.

Upon the earliest of (i) the date on which the Issuing Bank honors a Preference Payment Demand or Termination Demand presented hereunder to the extent of the Class A/B/C/D Letter of Credit Amount as in effect on such date, (ii) the date on which the Issuing Bank receives written notice from Beneficiary that an alternate letter of credit or other credit facility has been substituted for this Class A/B/C/D Letter of Credit and (iii) the Class A/B/C/D Letter of Credit Expiration Date, this Class A/B/C/D Letter of Credit shall automatically terminate and Beneficiary shall surrender this Class A/B/C/D Letter of Credit to the undersigned Issuing Bank on such day.

This Class A/B/C/D Letter of Credit is transferable in its entirety to any transferee(s) who Beneficiary certifies to the Issuing Bank has succeeded Beneficiary as Trustee under the Base Indenture, the Group I Supplement and the Series 2016-1 Supplement, and may be successively transferred.  Transfer of this Class A/B/C/D Letter of Credit to such transferee shall be effected by the presentation to the Issuing Bank of this Class A/B/C/D Letter of Credit accompanied by a certificate in substantially the form of Annex F attached hereto.  Upon such presentation the Issuing Bank shall forthwith transfer this Class A/B/C/D Letter of Credit to (or to the order of) the transferee or, if so requested by Beneficiary’s transferee, amend and restate, or issue an amendment to, this Class A/B/C/D Letter of Credit changing the Beneficiary name to that of the  Beneficiary’s transferee; provided that, in connection with any such amendment or amendment and  restatement, all provisions of this Letter of Credit shall remain the same other than the change of the Beneficiary.

This Class A/B/C/D Letter of Credit sets forth in full the undertaking of the Issuing Bank, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

This Class A/B/C/D Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 2007 Revision, ICC Publication No. 600 (the “Uniform Customs”), which is incorporated into the text of this Class A/B/C/D Letter of Credit by reference, and shall be governed by the laws of the State of New York, including, as to matters not covered by the Uniform Customs, the Uniform Commercial Code as in effect in the State of New York; provided that, if an interruption of business (as described in such Article 36) exists at the Issuing Bank’s Office, the Issuing Bank agrees to (i) promptly notify the Trustee of an alternative location in which to send any communications with respect to this Class A/B/C/D Letter of Credit or (ii) to effect payment under this Class A/B/C/D Letter of Credit if a draw which otherwise conforms to the terms and conditions of this Class A/B/C/D Letter of Credit is made prior to the earlier of (A) the thirtieth day after the resumption of business and (B) the Class A/B/C/D Letter of Credit Expiration Date and (ii) Article 32 of the Uniform Customs shall not apply to this Class A/B/C/D Letter of Credit as draws hereunder shall not be deemed to be installments for purposes thereof.

Communications with respect to this Class A/B/C/D Letter of Credit shall be in writing and shall be addressed to the Issuing Bank at the Issuing Bank’s Office, specifically referring to the number of this Class A/B/C/D Letter of Credit.

Very truly yours,
[ ]

By:
Name:
Title:

ANNEX A

CERTIFICATE OF CREDIT DEMAND

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Credit Demand under the Irrevocable Letter of Credit No. [           ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by [                          ], as the Issuing Bank, in favor of the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit or, if not defined therein, the Series 2016-1 Supplement (as defined in the Class A/B/C/D Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1.         [The Bank of New York Mellon Trust Company, N.A.](1) is the Trustee under the Series 2016-1 Supplement referred to in the Class A/B/C/D Letter of Credit.

2.         [A Class A/B/C/D Reserve Account Interest Withdrawal Shortfall exists on the [_](2) Payment Date and pursuant to Section 5.6(a) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the least of: (i) such Class A/B/C/D Reserve Account Interest Withdrawal Shortfall, (ii) the Class A/B/C/D Letter of Credit Liquidity Amount as of such Payment Date, and (iii) the Series 2016-1 Lease Interest Payment Deficit for such Payment Date](3)

[A Class A/B/C/D Reserve Account Interest Withdrawal Shortfall exists on the [_](4) Payment Date and pursuant to Section 5.6(a) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the excess of: (i) the least of (A) such Class A/B/C/D Reserve Account Interest Withdrawal Shortfall, (B) the Class A/B/C/D Letter of Credit Liquidity Amount as of such Payment Date on the Class A/B/C/D Letters of Credit, and (C) the Series 2016-1 Lease Interest Payment Deficit for such Payment Date, over (ii) the lesser of (x) the Class A/B/C/D L/C Cash Collateral

(1)  If Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

(2)  Specify the relevant Payment Date.

(3)  Use in case of a Class A/B/C/D Reserve Account Interest Withdrawal Shortfall on any Payment Date and if no Class A/B/C/D L/C Cash Collateral Account has been established and funded.

(4)  Specify the relevant Payment Date.

Percentage on such Payment Date of the least of the amounts described in clauses (A), (B) and (C) above and (y) the Class A/B/C/D Available L/C Cash Collateral Account Amount on such Payment Date](5)

[A Series 2016-1 Lease Principal Payment Deficit exists on the [_](6) Payment Date that exceeds the amount, if any, withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(b) of the Series 2016-1 Supplement and pursuant to Section 5.6(b) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the least of: (i) the excess of the Series 2016-1 Lease Principal Payment Deficit over the amounts withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(b) of the Series 2016-1 Supplement, (ii) the Class A/B/C/D Letter of Credit Liquidity Amount as of such Payment Date (after giving effect to any drawings on the Class A/B/C/D Letters of Credit on such Payment Date pursuant to Section 5.6(a) of the Series 2016-1 Supplement) and (iii) [the excess, if any, of the Principal Deficit Amount over the amount, if any, withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(c) of the Series 2016-1 Supplement](7)[the excess, if any, of the Series 2016-1 Principal Amount over the amount to be deposited into the Series 2016-1 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of the Series 2016-1 Supplement (other than pursuant to amounts allocated and drawn in accordance with this sentence or as a result of a Principal Deficit Amount exceeding zero) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D Notes](8)](9)

(5)  Use in case of a Class A/B/C/D Reserve Account Interest Withdrawal Shortfall on any Payment Date and if the Class A/B/C/D L/C Cash Collateral Account has been established and funded.

(6)  Specify relevant Payment Date.

(7)  Use on any Payment Date other than the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by any Group I Lessee of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which such Group I Lessee shall have resumed making all payments of Monthly Variable Rent required to be made under the Group I Leases.

(8)  Use on the Legal Final Payment Date.

(9)  Use in case of a Series 2016-1 Lease Principal Payment Deficit on any Payment Date and if no Class A/B/C/D L/C Cash Collateral Account has been established and funded.

[A Series 2016-1 Lease Principal Payment Deficit exists on the [_](10) Payment Date that exceeds the amount, if any, withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(b) of the Series 2016-1 Supplement and pursuant to Section 5.6(b) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the excess of: (i) the least of: (A) the excess of the Series 2016-1 Lease Principal Payment Deficit over the amounts withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(b) of the Series 2016-1 Supplement, (B) the Class A/B/C/D Letter of Credit Liquidity Amount as of such Payment Date (after giving effect to any drawings on the Class A/B/C/D Letters of Credit on such Payment Date pursuant to Section 5.6(a) of the Series 2016-1 Supplement) and (C) [the excess, if any, of the Principal Deficit Amount over the amount, if any, withdrawn from the Class A/B/C/D Reserve Account  pursuant to Section 5.5(c) of the Series 2016-1 Supplement](11)[the excess, if any, of the Series 2016-1 Principal Amount over the amount to be deposited into the Series 2016-1 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of the Series 2016-1 Supplement (other than pursuant to amounts allocated and drawn in accordance with this sentence or as a result of a Principal Deficit Amount exceeding zero) on the Legal Final Payment Date for payment of principal of the Series 2016-1 Notes](12), over (ii) the lesser of (A) the Class A/B/C/D L/C Cash Collateral Percentage on such Payment Date of the amount calculated pursuant to the immediately preceding clause (i) and (B) the Class A/B/C/D L/C Cash Collateral Account Amount on such Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.6(a) of the Series 2016-1 Supplement)](13)

has been allocated to making a drawing under the Class A/B/C/D Letter of Credit.

(10)  Specify relevant Payment Date.

(11)  Use on any Payment Date other than the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by any Group I Lessee of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which such Group I Lessee shall have resumed making all payments of Monthly Variable Rent required to be made under the Group I Leases.

(12)  Use on the Legal Final Payment Date.

(13)  Use in case of a Series 2016-1 Lease Principal Payment Deficit on any Payment Date and if the Class A/B/C/D L/C/D Cash Collateral Account has been established and funded.

3.         The Trustee is making a drawing under the Class A/B/C/D Letter of Credit as required by Section[s] [5.6(a) and/or 5.6(b)](14) of the Series 2016-1 Supplement for an amount equal to $             , which amount is a Class A/B/C/D L/C Credit Disbursement (the “Class A/B/C/D L/C Credit Disbursement”) and is equal to the amount allocated to making a drawing on the Class A/B/C/D Letter of Credit under such Section [5.6(a) and/or 5.6(b)](15) of the Series 2016-1 Supplement as described above.  The Class A/B/C/D L/C Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Class A/B/C/D Letter of Credit on the date of this certificate.

4.         The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [The Bank of New York Mellon Trust Company, N.A.](16) as Trustee].

5.         The Trustee acknowledges that, pursuant to the terms of the Class A/B/C/D Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Class A/B/C/D Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

(14)  Use reference to Section 5.6(a) of the Series 2016-1 Supplement in case of a Class A/B/C/D Reserve Account Interest Withdrawal Shortfall and/or Section 5.6(b) of the Series 2016-1 Supplement in case of a Series 2016-1 Lease Principal Payment Deficit.

(15)  Use reference to Section 5.6(a) of the Series 2016-1 Supplement in case of a Class A/B/C/D Reserve Account Interest Withdrawal Shortfall and/or Section 5.6(b) of the Series 2016-1 Supplement in case of a Series 2016-1 Lease Principal Payment Deficit.

(16)  See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this       day of         ,     .

[THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.](17),
as Trustee

By
Title:

(17)  See footnote 1 above.

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [                      ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by [                                            ], as the Issuing Bank, in favor of the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit or, if not defined therein, the Series 2016-1 Supplement (as defined in the Class A/B/C/D Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1.         [The Bank of New York Mellon Trust Company, N.A.](1) is the Trustee under the Series 2016-1 Supplement referred to in the Class A/B/C/D Letter of Credit.

2.         As of the date of this certificate, there exists an amount due and payable by The Hertz Corporation (“Hertz”) under the Class A/B/C/D Demand Note (the “Demand Note”) issued by Hertz to HVF II and pledged to the Trustee under the Series 2016-1 Supplement which amount has not been paid (or the Trustee has failed to make a demand for payment under the Demand Note in such amount due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Hertz) and, pursuant to Section 5.6(d)  of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share

[of the lesser of (i) the amount that Hertz failed to pay under the Demand Note (or the amount that the Trustee failed to demand for payment thereunder); and (ii) the Class A/B/C/D Letter of Credit Amount as of the date hereof;](2)

[of the excess of (i) the lesser of (A) the amount that Hertz failed to pay under the Demand Note (or the amount that the Trustee failed to demand for payment thereunder) and (B) the Class A/B/C/D Letter of Credit Amount as of the date hereof over (ii) the lesser of (x) the Class A/B/C/D L/C Cash Collateral Percentage on such Business Day of

(1)  If Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

(2)  Use on any Business Day if no Class A/B/C/D L/C Cash Collateral Account has been established and funded as of such date.

the lesser of the amounts set forth in the immediately preceding clauses (A) and (B) and (y) the Class A/B/C/D Available L/C Cash Collateral Account Amount as of the date hereof (after giving effect to any withdrawals therefrom on such date pursuant to Section 5.6(a) and Section 5.6(b) of the Series 2016-1 Supplement);](3)

has been allocated to making a drawing on the Class A/B/C/D Letter of Credit.

3.         Pursuant to Section 5.6(d) of the Series 2016-1 Supplement, the Trustee is making a drawing under the Class A/B/C/D Letter of Credit in an amount equal to $                    , which amount is a Class A/B/C/D L/C Unpaid Demand Note Disbursement (the “Class A/B/C/D L/C Unpaid Demand Note Disbursement”) and is equal to the amount allocated to making a drawing on the Class A/B/C/D Letter of Credit under Section 5.6(d) of the Series 2016-1 Supplement as described above.  The Class A/B/C/D L/C Unpaid Demand Note Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Class A/B/C/D Letter of Credit on the date of this certificate.

4.         The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [The Bank of New York Mellon Trust Company, N.A.](4) as Trustee].

5.         The Trustee acknowledges that, pursuant to the terms of the Class A/B/C/D Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Class A/B/C/D Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

(3)  Use on any Business Day if the Class A/B/C/D L/C Cash Collateral Account has been established and funded as of such date.

(4)  See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this        day of         ,    .

[THE BANK OF NEW YORK
MELLON TRUST COMPANY, N.A.](5),
as Trustee

By
Title:

(5)  See footnote 1 above.

ANNEX C

CERTIFICATE OF PREFERENCE PAYMENT DEMAND

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Preference Payment Demand under the Irrevocable Letter of Credit No. [                        ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by  [                         ], as the Issuing Bank, in favor of the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit or, if not defined therein, the Series 2016-1 Supplement (as defined in the Class A/B/C/D Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1.             [The Bank of New York Mellon Trust Company, N.A.](1) is the Trustee under the Series 2016-1 Supplement referred to in the Class A/B/C/D Letter of Credit.

(1) If Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

2.             The Trustee has received a certified copy of the final non-appealable order of the applicable bankruptcy court requiring the return of a Preference Amount.

3.             Pursuant to Section 5.6(d) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of [the lesser of (i) the Preference Amount referred to above and (ii) the Class A/B/C/D Letter of Credit Amount as of the date hereof](2) [the excess of (i) lesser of (A) the Preference Amount referred to above and (B) the Class A/B/C/D Letter of Credit Amount as of the date hereof over (ii) the lesser of (x) the Class A/B/C/D L/C Cash Collateral Percentage as of the date hereof of the lesser of the amounts set forth in the immediately preceding clauses (A) and (B) and (y) the Class A/B/C/D Available L/C Cash Collateral Account Amount as of the date hereof (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.6(a) and Section 5.6(b) of the Series 2016-1 Supplement)](3) has been allocated to making a drawing under the Class A/B/C/D Letter of Credit.

(1)              If Trustee under the Series 2016-2 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

(2)              Use if no Class A/B/C/D L/C Cash Collateral Account has been established and funded as of such date.

(3)              Use if the Class A/B/C/D L/C Cash Collateral Account has been established and funded as of such date.

4.             Pursuant to Section 5.6(d) of the Series 2016-1 Supplement, the Trustee is making a drawing in the amount of $             which amount is a Class A/B/C/D L/C Preference Payment Disbursement (the “Class A/B/C/D L/C Preference Payment Disbursement”) and is equal to the amount allocated to making a drawing on the Class A/B/C/D Letter of Credit under such Section 5.6(d) of the Series 2016-1 Supplement as described above.  The Class A/B/C/D L/C Preference Payment Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Class A/B/C/D Letter of Credit on the date of this certificate.

5.             The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [The Bank of New York Mellon Trust Company, N.A.](4) as Trustee]

6.             The Trustee acknowledges that, pursuant to the terms of the Class A/B/C/D Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Class A/B/C/D Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

(4)              See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this                  day of                 ,             .

[THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.],(5)
as Trustee

By

Title:

(5)              See footnote 1 above.

ANNEX D

CERTIFICATE OF TERMINATION DEMAND

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [                        ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by [                        ], as the Issuing Bank, in favor of the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit Agreement or, if not defined therein, the Series 2016-1 Supplement (as defined in the Class A/B/C Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1.             [The Bank of New York Mellon Trust Company, N.A.](1) is the Trustee under the Series 2016-1 Supplement referred to in the Class A/B/C/D Letter of Credit.

2.             [Pursuant to Section 5.8(a) of the Series 2016-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the lesser of (x) the greatest of (A) the excess, if any, of the Series 2016-1 Adjusted Asset Coverage Threshold Amount over the Class A/B/C/D Asset Amount, in each case, as of the date that is sixteen (16) Business Days prior to the scheduled expiration date of the Class A/B/C/D Letter of Credit (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account  and the Class A/B/C/D L/C Cash Collateral Account on such date), excluding the Class A/B/C/D Letter of Credit but taking into account any substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date, (B) the excess, if any, of the Class A/B/C/D Required Liquid Enhancement Amount over the Class A/B/C/D Adjusted Liquid Enhancement Amount, in each case, as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Reserve Account  and the Class A/B/C/D L/C Cash Collateral Account on such date), excluding the Class A/B/C/D Letter of Credit but taking into account each substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date, and (C) the excess, if any, of the Class A/B/C/D Demand Note Payment Amount over the Class A/B/C/D

(1)                            If Trustee under the Series 2016-2 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

Letter of Credit Liquidity Amount, in each case, as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D Cash Collateral Account on such date), excluding the Class A/B/C/D Letter of Credit but taking into account each substitute Class A/B/C/D Letter of Credit that has been obtained from a Class A/B/C/D Eligible Letter of Credit Provider and is in full force and effect on such date, and (y) the amount available to be drawn on the expiring Class A/B/C/D Letter of Credit on such date has been allocated to making a drawing under the Class A/B/C/D Letter of Credit.](2)

[The Trustee has not received the notice required from HVF II pursuant to Section 5.8(a) of the Series 2016-1 Supplement on or prior to the date that is fifteen (15) Business Days prior to each Class A/B/C/D Letter of Credit Expiration Date.  As such, pursuant to such Section 5.8(a) of the Series 2016-1 Supplement, the Trustee is making a drawing for the full amount of the Class A/B/C/D Letter of Credit.](3)

[Pursuant to Section 5.8(b) of the Series 2016-1 Supplement, an amount equal to the lesser of (i) the greatest of (A) the excess, if any, of the Series 2016-1 Adjusted Asset Coverage Threshold Amount over the Class A/B/C/D Asset Amount as of the thirtieth (30) day after the occurrence of a Class A/B/C/D Downgrade Event with respect to the Issuing Bank, excluding the available amount under the Class A/B/C/D Letter of Credit on such date, (B) the excess, if any, of the Class A/B/C/D Required Liquid Enhancement Amount over the Class A/B/C/D Adjusted Liquid Enhancement Amount as of such date, excluding the available amount under the Class A/B/C/D Letter of Credit on such date, and (C) the excess, if any, of the Class A/B/C/D Demand Note Payment Amount over the Class A/B/C/D Letter of Credit Liquidity Amount as of such date, excluding the available amount under the Class A/B/C/D Letter of Credit on such date, and (ii) the amount available to be drawn on the Class A/B/C/D Letter of Credit on such date has been allocated to making a drawing under the Class A/B/C/D Letter of Credit.](4)

3.             [Pursuant to Section [5.8(a)](5) [5.8(b)](6) of the Series 2016-1 Supplement, the Trustee is making a drawing in the amount of $                which is a Class A/B/C/D L/C Termination Disbursement (the “Class A/B/C/D L/C Termination Disbursement”) and is equal to the amount allocated to making a drawing on the Class A/B/C/D Letter of Credit under such Section [5.8(a)](7) [5.8(b)](8) of the Series 2016-1 Supplement as

(2)                            Use in case of an expiring Class A/B/C/D Letter of Credit.

(3)                            Use if HVF II does not provide the Trustee with notices required under Section 5.8(a) of the Series 2016-1 Supplement with respect to an expiring Class A/B/C/D Letter of Credit.

(4)                            Use in case of Issuing Bank being subject to a Class A/B/C/D Downgrade Event.

(5)                            Use in case of an expiring Class A/B/C/D Letter of Credit.

(6)                            Use in case of a Class A/B/C/D Letter of Credit Provider being subject to a Class A/B/C/D Downgrade Event.

(7)                            Use in case of an expiring Class A/B/C/D Letter of Credit.

described above.  The Class A/B/C/D L/C Termination Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Class A/B/C/D Letter of Credit on the date of this certificate.

4.             The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [The Bank of New York Mellon Trust Company, N.A.](9) as Trustee]

(8)              Use in case of a Class A/B/C/D Letter of Credit Provider being subject to a Class A/B/C/D Downgrade Event.

(9)              See footnote 1 above.

5.             The Trustee acknowledges that, pursuant to the terms of the Class A/B/C/D Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Class A/B/C/D Letter of Credit Amount shall be automatically reduced to zero and the Class A/B/C/D Letter of Credit shall terminate and be immediately returned to the Issuing Bank.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this          day of                   ,         .

[THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.],(10)
as Trustee

By
Title:

(10)       See footnote 1 above.

ANNEX E

CERTIFICATE OF REINSTATEMENT
OF LETTER OF CREDIT AMOUNT

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [                      ] (the “Class A/B/C/D Letter of Credit”), dated [_], issued by [               ], as the Issuing Bank, in favor of [The Bank of New York Mellon Trust Company, N.A., a New York banking corporation](1), as Trustee (in such capacity, the “Trustee”) under the Series 2016-1 Supplement, Group I Supplement and the Base Indenture.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit.

The undersigned, a duly authorized officer of The Hertz Corporation (“Hertz”), hereby certifies to the Issuing Bank as follows:

1.             As of the date of this certificate, the Issuing Bank has been reimbursed by Hertz in the amount of $[           ] (the “Reimbursement Amount”) in respect of the [Credit Demand] [Unpaid Demand Note Demand] made on                    ,        .

2.             The Reimbursement Amount was paid to the Issuing Bank prior to payment in full of the Series 2016-1 Notes (as defined in the Series 2016-1 Supplement).

3.             Hertz hereby notifies you that, pursuant to the terms and conditions of the Class A/B/C/D Letter of Credit, the Class A/B/C/D Letter of Credit Amount of the Issuing Bank is hereby reinstated in the amount of $[       ] so that the Class A/B/C/D Letter of Credit Amount of the Issuing Bank after taking into account such reinstatement is in amount equal to $[       ] and certifies that such reinstatement is permitted by the terms of Section 3 of the Class A/B/C/D Letter of Credit Agreement and after giving effect to such reinstatement, the aggregate U.S. Facility L/C Obligations (as defined in the Class A/B/C/D Letter of Credit Agreement) attributable to the Issuing Bank does not exceed its U.S. Facility L/C Sublimit (as defined in the Class A/B/C/D Letter of Credit Agreement), and the Aggregate Outstanding Credit (as defined in the Class A/B/C/D Letter of Credit Agreement)  of all the Revolving Credit Lenders (as defined in the Class A/B/C/D Letter of Credit Agreement) would not exceed the Commitments of all such lenders then in effect.

(1)              If the Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

4.             As of the date of this certificate, no Event of Bankruptcy with respect to Hertz has occurred and is continuing.  “Event of Bankruptcy” with respect to Hertz means (a) a case or other proceeding shall be commenced, without the application or consent of Hertz, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of Hertz, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for Hertz or all or any substantial part of its assets, or any similar action with respect to Hertz under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of Hertz shall be entered in an involuntary case under the federal bankruptcy laws or any other similar law now or hereafter in effect; or (b) Hertz shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) Hertz or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

IN WITNESS WHEREOF, Hertz has executed and delivered this certificate on this      day of             ,       .

THE HERTZ CORPORATION

By
Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees that the undersigned’s Class A/B/C/D Letter of Credit Amount is in an amount equal to $            as of this       day of              , 20   after taking into account the reinstatement of the Class A/B/C/D Letter of Credit Amount by an amount equal to the Reimbursement Amount.

[         ]

By:
Name:
Title:

By:
Name:
Title:

ANNEX F

INSTRUCTION TO TRANSFER

[Issuing Bank’s Address]

Attention:              [Global Loan Operations, Standby Letter of Credit Unit]

Re:          Irrevocable Letter of Credit No. [                   ]

Ladies and Gentlemen:

Instruction to Transfer under the Irrevocable Letter of Credit No. [ ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by [                           ], as Issuing Bank in favor of the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit.

For value received, the undersigned beneficiary hereby irrevocably transfers to:

[Name of Transferee]

[Issuing Bank’s Address]

all rights of the undersigned beneficiary to draw under the Class A/B/C/D Letter of Credit.  The transferee has succeeded the undersigned as Trustee under the [Base Indenture, the Group I Supplement] and the Series 2016-1 Supplement (as defined in the Class A/B/C/D Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Class A/B/C/D Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Class A/B/C/D Letter of Credit pertaining to transfers.

The Class A/B/C/D Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Issuing Bank transfer the Class A/B/C/D Letter of Credit to our transferee and that the Issuing Bank endorse the Class A/B/C/D Letter of Credit returned herewith in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Class A/B/C/D Letter of Credit.

Very truly yours,
[THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.],(1)
as Trustee

By
Name:
Title:

By
Name:
Title:

(1)                            If the Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

ANNEX G

NOTICE OF REDUCTION OF CLASS A/B/C/D LETTER OF CREDIT AMOUNT

[Issuing Bank’s Address]

Attention:  [Global Loan Operations, Standby Letter of Credit Unit]

Notice of Reduction of Class A/B/C/D Letter of Credit Amount under the Irrevocable Letter of Credit No. [                    ] (the “Class A/B/C/D Letter of Credit”), dated [  ], issued by [                         ], as the Issuing Bank, in favor of [The Bank of New York Mellon Trust Company, N.A.](1), as the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit.

The undersigned, a duly authorized officer of the Trustee, hereby notifies the Issuing Bank as follows:

1.             The Trustee has received a notice in accordance with the Series 2016-1 Supplement authorizing it to request a reduction of the Class A/B/C/D Letter of Credit Amount to $                          and is delivering this notice in accordance with the terms of the Class A/B/C/D Letter of Credit Agreement.

2.             The Issuing Bank acknowledges that the aggregate maximum amount of the Class A/B/C/D Letter of Credit is reduced to $                         from $                          pursuant to and in accordance with the terms and provisions of the Class A/B/C/D Letter of Credit and that the reference in the first paragraph of the Class A/B/C/D Letter of Credit to “          ($                )” is amended to read “                   ($                     ).

3.             This request, upon your acknowledgment set forth below, shall constitute an amendment to the Class A/B/C/D Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Class A/B/C/D Letter of Credit remain unchanged.

4.             [The Issuing Bank is requested to execute and deliver its acknowledgment and agreement to this notice to the Trustee in the manner provided in Section [3.2(a)] of the Class A/B/C/D Letter of Credit Agreement.]

(1)                            If Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this               day of             ,       .

[THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.](2),
as Trustee

By:
Title:

ACKNOWLEDGED
THIS            DAY OF            ,          :

[                                                  ]

By:
Name:
Title:

(2)                            See footnote 1 above.

ANNEX H

NOTICE OF INCREASE OF CLASS A/B/C/D LETTER OF CREDIT AMOUNT

[The Bank of New York Mellon Trust Company, N.A.](1),
        as Trustee under the
        Series 2016-1 Supplement
        referred to below
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

Attention:  Corporate Trust Administration—Structured Finance

Notice of Increase of Class A/B/C/D Letter of Credit Amount under the Irrevocable Letter of Credit No. [                        ] (the “Class A/B/C/D Letter of Credit”), dated [ ], 2016, issued by [                        ], as the Issuing Bank, in favor of [The Bank of New York Mellon Trust Company, N.A.](2), as the Trustee.  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Class A/B/C/D Letter of Credit.

The undersigned, duly authorized officers of the Issuing Bank, hereby notify the Trustee as follows:

1.             The Issuing Bank has received a request from [             ] to increase the Class A/B/C/D Letter of Credit Amount by $                              , which increase shall not result in the Class A/B/C/D Letter of Credit Amount exceeding an amount equal to [         ] Dollars ($[                     ]).

2.             Upon your acknowledgment set forth below, the aggregate maximum amount of the Class A/B/C/D Letter of Credit is increased to $              from $                pursuant to and in accordance with the terms and provisions of the Class A/B/C/D Letter of Credit and that the reference in the first paragraph of the Class A/B/C/D Letter of Credit to “                                                          ($                   )” is amended to read “                                             ($                       )”.

3.             This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Class A/B/C/D Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Class A/B/C/D Letter of Credit remain unchanged.

4.             [The Trustee is requested to execute and deliver its acknowledgment and acceptance to this notice to the Issuing Bank, in the manner provided in Section [3.2(a)] of the Class A/B/C/D Letter of Credit Agreement.]

IN WITNESS WHEREOF, the Issuing Bank has executed and delivered this certificate on this               day of                 ,                 .

(1)              If Trustee under the Series 2016-1 Supplement is other than The Bank of New York Mellon Trust Company, N.A., the name of such other Trustee is to be inserted.

(2)              See footnote 1 above.

[ ]

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO
THIS DAY OF , :

[THE BANK OF NEW YORK
MELLON TRUST COMPANY, N.A.](3),
as Trustee

By:
Name:
Title:

(3)              See footnote 1 above.

EXHIBIT G
TO
SERIES 2016-1 SUPPLEMENT

Additional UCC Representations

General

1.              (a)   The Group I Supplement creates a valid and continuing security interest (as defined in the applicable UCC) in the Group I Indenture Collateral in favor of the Trustee for the benefit of the Group I Noteholders and (b) the Series 2016-1 Supplement creates a valid and continuing security interest (as defined in the applicable UCC) in the Class A/B/C/D Demand Note and all  of its proceeds (the “Series Collateral”) in favor of the Trustee for the benefit of the Series 2016-1 Noteholders and in the case of each of clause (a) and (b) is prior to all other Liens on such Group I Indenture Collateral and Series Collateral, as applicable, except for Group I Permitted Liens or Series 2016-1 Permitted Liens, respectively, and is enforceable as such against creditors and purchasers from HVF II.

2.              HVF II owns and has good and marketable title to the Group I Indenture Collateral and the Series Collateral free and clear of any lien, claim, or encumbrance of any Person, except for Group I Permitted Liens or Series 2016-1 Permitted Liens, respectively.

Characterization

1.              (a) The Class A/B/C/D Demand Note constitutes an “instrument” within the meaning of the applicable UCC and (b) all Group I Manufacturer Receivables constitute “accounts” or “general intangibles” within the meaning of the applicable UCC.

Perfection by filing

1.              HVF II has caused or will have caused, within ten days after the Series 2016-1 Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect (a) the security interest in any accounts and general intangibles included in the Group I Indenture Collateral granted to the Trustee, and (b) the security interest in any accounts and general intangibles included in the Series Collateral granted to the Trustee.

Perfection by Possession

All original copies of the Class A/B/C/D Demand Note that constitute or evidence the Class A/B/C/D Demand Note have been delivered to the Trustee.

Priority

1.              Other than the security interest granted to the Trustee pursuant to the Group I Supplement and the Series 2016-1 Supplement, HVF II has not pledged, assigned, sold or granted a security interest in, or otherwise conveyed, any of the Group I Indenture Collateral or the Series Collateral.  HVF II has not authorized the filing of and is not aware of any financing statements against HVF II that include a description of collateral covering the Group I Indenture Collateral or the Series Collateral, other than any financing statement relating to the security interests granted to the Trustee, as secured parties under the Group I Supplement and the Series 2016-1 Supplement, respectively, or that has been terminated.  HVF II is not aware of any judgment or tax lien filings against HVF II.

2.              The Class A/B/C/D Demand Note does not contain any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trustee.